UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GI DYNAMICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GI DYNAMICS, INC.

PO Box 51915

Boston, MA 02205

May     , 2018

Dear Stockholder:

You are cordially invited to attend the 2018 annual meeting of stockholders of GI Dynamics, Inc. (the “Annual Meeting”), to be held on May 24, 2018, at 6:00 p.m., United States Eastern Daylight Time, (which is on May 25, 2018, at 8:00 a.m., Australian Eastern Standard Time), at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. The attached notice of Annual Meeting and proxy statement describe the business which we will conduct at the Annual Meeting and provides information about us that you should consider when you vote your shares of common stock.

All stockholders and holders of our CHESS Depositary Interests (“CDIs”) are invited to attend the Annual Meeting in person or via telephone and we hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, you are urged to vote or submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares of common stock (or shares of common stock underlying your CDIs) can be voted at the Annual Meeting in accordance with your instructions. When you have finished reading the proxy statement, we encourage you to vote promptly. You may vote your shares of common stock (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares of common stock in the form of CDIs) by following the instructions on the enclosed proxy card or the CDI Voting Instruction Form. Internet voting is available as described in the enclosed materials. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares of common stock will be represented and voted at the meeting, whether or not you can attend. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support. We look forward to speaking with you at the Annual Meeting.

Sincerely,

Scott Schorer

Chief Executive Officer

GI DYNAMICS, INC.

Post Office Box 51915

Boston, MA 02205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

An Annual Meeting of stockholders of GI Dynamics, Inc. (the “Company”), a Delaware corporation, will be held on May 24, 2018, at 6:00 p.m., United States Eastern Daylight Time, (which is on May 25, 2018 at 8:00 a.m., Australian Eastern Standard Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, for the following purposes:

1.	To elect the one Class I director nominee named in the accompanying proxy statement to serve a three-year term expiring in 2021;

2.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 30,000 stock options to purchase 30,000 shares of common stock to Juliet Thompson on the terms set out in the accompanying proxy statement;

3.	For the purposes of ASX Listing Rule 7.1A and for all other purposes, to approve the issue of equity securities up to 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set out in the accompanying proxy statement;

4.	For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve, conditional on the approval of Proposal 5, the issue of a convertible note with a face value of US$1.75 million to Crystal Amber Fund Limited, an existing stockholder, on the terms and conditions set out in the accompanying proxy statement;

5.	For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve, conditional on the approval of Proposal 4, the issue of a warrant to Crystal Amber Fund Limited, an existing stockholder, which will entitle Crystal Amber Fund Limited to subscribe for 97,222,200 CHESS Depositary Interests of the Company (“CDIs”) (representing 1,944,444 shares of common stock of the Company) on the terms and conditions set out in the accompanying proxy statement;

6.	For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve Crystal Amber Fund Limited having the right to convert, should it elect to do so, all amounts outstanding at the relevant time under the US$5,000,000 secured convertible note that was issued to it pursuant to a Note Purchase Agreement dated June 15, 2017 into CDIs of the Company, on the terms and conditions set out in the accompanying proxy statement; and

7.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Our board of directors recommends a vote “FOR” Proposals 1 through to 6, except for Juliet Thompson (with respect to Proposal 1 and 2 only), who abstains from making a recommendation with respect to Proposal 1 and 2 due to her personal interest in those Proposals.

Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on March 31, 2018 (Australian Eastern Standard Time), the record date fixed by our Board of Directors for such purpose (the “Record Date”). The owners of common stock as of the Record Date are entitled to vote at the Annual Meeting and any adjournments or postponements of the meeting. Record holders of CDIs, as of the close of business on the Record Date, are entitled to receive notice of and to attend the Annual Meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd (“CDN”), to vote the shares of common stock underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the Annual Meeting in accordance with the instructions received via the CDI Voting Instruction Form or online. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 or by mailing the Company at its mailing address at GI Dynamics, Secretary, Post Office Box 51915, Boston, MA 02205.

The proxy statement that accompanies and forms part of this Notice of Annual Meeting provides information in relation to each of the matters to be considered at the Annual Meeting. The Notice of Annual

Meeting and the proxy statement should be read in their entirety. If a stockholder or a holder of our CDIs is in doubt as to how they should vote at the Annual Meeting, they should seek advice from their legal counsel, accountant or other professional adviser prior to voting.

All stockholders and holders of our CDIs are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date, and return the enclosed proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or the shares of common stock underlying your CDIs) can be voted at the Annual Meeting in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS,

Dave Bruce

Corporate Secretary

Boston, Massachusetts

May     , 2018

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

GI DYNAMICS, INC.

Post Office Box 51915

Boston, MA 02205

PROXY STATEMENT FOR THE GI DYNAMICS

2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2018 EDT

This proxy statement and the enclosed proxy card and CDI Voting Instruction Form are being mailed to stockholders and CDI holders on or about May     , 2018 and are furnished in connection with the solicitation of proxies by the Board of Directors of GI Dynamics, Inc. (“GI Dynamics”, “we”, “us”, or the “Company”) for use at an annual meeting of stockholders (the “Annual Meeting”) to be held on May 24, 2018, at 6:00 p.m., United States Eastern Daylight Time, (which is on May 25, 2018 at 8:00 a.m., Australian Eastern Standard Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, and at any adjournments or postponements thereof.

IMPORTANT: To ensure that your shares of common stock are represented at the Annual Meeting, please vote your shares of common stock (or, for CDI holders, direct CDN to vote your CDIs) via the Internet or by marking, signing, dating, and returning the enclosed proxy card or CDI Voting Instruction Form to the address specified. If you attend the Annual Meeting, you may choose to vote in person even if you have previously voted your shares of common stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.linkmarketservices.com.au and may not vote in person.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of common stock or CDIs. Instead, if you hold shares of common stock you may vote your shares of common stock by marking, signing, dating and returning the enclosed proxy card. If you hold CDIs, you may vote your CDIs by signing and returning the enclosed CDI Voting Instruction Form.

Why is the Company Soliciting My Proxy?

The board of directors of GI Dynamics is soliciting your proxy to vote at the Annual Meeting to be held on Thursday, May 24, 2018 at 6:00 p.m., U.S. Eastern Daylight Time (which is 8:00 a.m. on Friday, May 25, 2018, Australian Eastern Standard Time) at the offices of Mintz Levin, One Financial Center, Boston, MA 02111 and any adjournments of the Annual Meeting. The proxy statement along with the accompanying Notice of 2018 Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

If you held shares of our common stock at 4:30 p.m. on March 31, 2018 Australian Eastern Standard Time (which is 2:30 a.m. on March 31, 2018 U.S. Eastern Daylight Time) (the “Record Date”), you are invited to attend the Annual Meeting and vote on the proposals described in this proxy statement. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and may instruct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

We have sent you this proxy statement, the Notice of 2018 Annual Meeting of Stockholders, the proxy card, CDI Voting Instruction Form and a copy of our Annual Report because you owned shares of GI Dynamics, Inc.’s common stock or CDIs on the Record Date. The Company intends to commence distribution of the proxy materials to stockholders on or about May     , 2018.

Who Can Vote?

If you were a holder of GI Dynamics common stock, either as a stockholder of record or as the beneficial owner of shares held in street name as of 4:30 p.m. on March 31, 2018 Australian Eastern Standard Time (which is 2:30 a.m. on March 31, 2018 U.S. Eastern Daylight Time), the Record Date for the Annual Meeting, you may vote your shares at the Annual Meeting. As of the Record Date, there were 12,331,101 shares of our common stock outstanding and entitled to vote (equivalent to 616,555,050 CDIs assuming all shares of common stock were converted into CDIs on the Record Date). Our common stock is our only class of voting stock. Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially and held in street name.

You do not need to attend the Annual Meeting to vote your shares (or shares underlying your CDIs). Shares represented by valid proxies or, for CDI holders, by valid CDI Voting Instruction Forms, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change My Vote or Revoke My Proxy?” below.

What Does It Mean To Be A “Stockholder Of Record?”

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company. As a stockholder of record, you have the right to grant your voting proxy directly to GI Dynamics or to vote in person at the Annual Meeting. If you received printed proxy materials, we have enclosed or sent a proxy card for you to use. You may also vote by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?” Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

What Does It Mean To Beneficially Own Shares In “Street Name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization. If this is the case, the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote (a “broker non-vote”).

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy or by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?”

How Do I Vote My Shares of GI Dynamics Common Stock?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares of common stock in the manner you indicate. You may specify whether your shares of common stock should be voted for, against, or abstain with respect to all of the Proposals to be voted on at the Annual Meeting. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares of common stock are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares of common stock voted, they will be voted as recommended by our Board of Directors. The proxy card must be received prior to the Annual Meeting.

•	By Internet. Follow the instructions attached to the proxy card to vote by Internet.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 8:00 a.m. on Wednesday May 23, 2018 Australian Eastern Standard Time (which is 6:00 p.m. on Tuesday May 22, 2018 United States Eastern Daylight Time).

If your shares of common stock are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares of common stock and can do so as follows:

•	By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares of common stock.

•	By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

•	In person at the meeting. Contact the broker or other nominee who holds your shares of common stock to obtain a broker’s proxy card and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

How Do I Vote If I Hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Annual Meeting by voting online at www.linkmarketservices.com.au, or by returning the CDI Voting Instruction Form to Link Market Services Limited, the agent we designated for the collection and processing of voting instructions from our CDI holders, so that it is received by Link Market Services Limited no later than 8:00 a.m. on Tuesday May 22, 2018 Australian Eastern Standard Time (which is 6:00 p.m. on Monday May 21, 2018 United States Eastern Daylight Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Annual Meeting:

•	informing GI Dynamics that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the Annual Meeting; or

•	converting their CDIs into a holding of shares of GI Dynamics common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on the ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the Record Date for the Annual Meeting.

As holders of CDIs will not appear on GI Dynamics’ share register as the legal holders of the shares of common stock, they will not be entitled to vote at our stockholder meetings unless one of the above steps is undertaken.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors (with Juliet Thompson abstaining from making a recommendation on Proposals 1 and 2 due to her personal interest in those proposals recommends that you vote as follows:

•	“FOR” the election of the Class I director named in this proxy statement to hold office for a term of three years;

•	“FOR” the approval of the grant of stock options to Juliet Thompson, a non-executive director of the Company;

•	“FOR” the approval of the additional 10% placement capacity;

•	“FOR” the approval of the issue of a US$1.75 million convertible note to Crystal Amber Fund Limited;

•	“FOR” the approval of the issue of a warrant to Crystal Amber Fund Limited; and

•	“FOR” the approval of the coming into effect of the conversion rights of Crystal Amber Fund Limited under the 2017 US$5.0 million convertible note that was issued to it by the Company in June 2017.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement

May I Change My Vote or Revoke My Proxy?

If you are a stockholder of record and give us your proxy, you may change your vote or revoke your proxy at any time before the Annual Meeting in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying our corporate secretary in writing at GI Dynamics, Inc., Post Office Box 51915 , Boston, MA 02205, U.S.A., Attention: Corporate Secretary before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting in person, revoking your proxy and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares of common stock.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link Market Services Limited no later than 8:00 a.m. on Tuesday May 22, 2018 Australian Eastern Standard Time (which is 6:00 p.m. on Monday May 21, 2018 United States Eastern Daylight Time).

Where Can I find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, we will disclose to ASX the voting results of the Annual Meeting immediately after the meeting and will also report the results on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission.

How Do I Attend the Annual Meeting?

Admission to the Annual Meeting in person is limited to our stockholders or holders of CDIs, one member of their respective immediate families, or their named representatives. We reserve the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government-issued photo identification (e.g., driver’s license or passport) to gain admission to the Annual Meeting.

To register to attend the Annual Meeting, please contact our Investor Relations as follows:

•	by e-mail at investor@gidynamics.com;

•	by phone at +1 781-357-3250 in the U.S or at +61 2 9325 9046 in Australia;

•	by fax to +1 781-357-3301; or

•	by mail to GI Dynamics, Investor Relations at PO Box 51915, Boston, MA 02205, U.S.A. Please include the following information in your request:

•	your name and complete mailing address;

•	whether you require special assistance at the Annual Meeting;

•	if you will be naming a representative to attend the Annual Meeting on your behalf, the name, complete mailing address, and telephone number of that individual;

•	proof that you own GI Dynamics shares of common stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage or other account statement; or, a photocopy of a holding statement); and

•	the name of your immediate family member guest, if one will accompany you.

Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting.

You need not attend the Annual Meeting in order to vote.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote My Shares of GI Dynamics Common Stock?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Subject to Voting Exclusion Statements for a Proposal, the Vote Required to Approve Each Proposal and How Votes are counted is set out below. Information on voting exclusion statements is set out in the additional information provided for each Proposal.

Proposal 1: Elect one Class I Director	The nominee for director who receives the most “FOR” votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. A vote to abstain will not count as a vote cast “FOR” or “AGAINST” a director nominee, and abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Non-Executive Director Stock Option Grant	The affirmative vote of a majority of the votes cast for this proposal is required to approve the grant to Juliet Thompson, one of our non-executive directors, of the stock options described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the option grant. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve an Additional 10% Placement Capacity	The affirmative vote of at least 75% of the votes cast for this proposal is required to approve the additional 10% placement capacity. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of an additional 10% placement capacity. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve the Issue of a Convertible Note to an Existing Stockholder	The affirmative vote of a majority of the votes cast for this proposal is required to approve the issue of a convertible note with a face value of US$1.75 million to Crystal Amber Fund Limited, an existing stockholder, on the terms and conditions set out in the accompanying proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the issue of the convertible note. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Approve the Issue of a Warrant to an Existing Stockholder	The affirmative vote of a majority of the votes cast for this proposal is required to approve the issue of a warrant to Crystal Amber Fund Limited, an existing stockholder, on the terms and conditions set out in the accompanying proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the issue of the warrant. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 6: Approve the Right of an Existing Stockholder to Convert a Convertible Note to CDIs	The affirmative vote of a majority of the votes cast for this proposal is required to approve Crystal Amber Fund Limited having the right to convert, should it elect to do so, all amounts outstanding under a secured convertible note, dated June 15, 2017, into CDIs of the Company, on the terms and conditions set out in the accompanying proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of Crystal Amber Fund Limited’s right to convert a convertible note to CDIs. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of one-third of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Could Other Matters Be Decided at the Annual Meeting?

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented for consideration at the Annual Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Electronic Delivery of Future Stockholder Communications

Most stockholders and CDI holders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. If you are a stockholder or CDI holder of record, you can choose this option and save us the cost of producing and mailing these documents by going to www.linkmarketservices.com.au, accessing your account information and following the instructions provided.

PROPOSAL 1: ELECTION OF ONE CLASS I DIRECTOR

Our Certificate of Incorporation and Bylaws provide that the maximum number of directors is ten (10) and that this maximum may only be changed by majority vote of the board of directors. Our board is divided into three classes with staggered three-year terms. One class of directors is elected at each annual meeting of stockholders to serve for a three-year term, and those directors will hold office until their successors have been duly elected and qualified. Following the resignation of Jack Meyer, effective January 4, 2017, Michael A. Carusi, effective June 2, 2017, and Graham Bradley and Anne Keating, effective November 24, 2017, our board of directors currently consists of four (4) members, classified into three classes as follows: (1) Juliet Thompson constitutes a class with a term ending at this Annual Meeting (“Class I Director”); (2) Timothy J. Barberich constitutes a class with a term ending at the annual meeting of stockholders to be held in 2019 (“Class II Director”); and (3) Daniel J. Moore and Oern R. Stuge, M.D. constitute a class with a term ending at the annual meeting of stockholders to be held in 2020 (“Class III Directors”).

On August 22, 2017, our board of directors elected Juliet Thompson as a Class I Director of the Company for a term of three years to serve until the annual meeting of stockholders to be held in 2021, and until her respective successor has been duly elected and qualified.

Vote Required and Board of Directors Recommendation

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the director nominees receiving the highest number of “FOR” votes will be elected as the Class I Director. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Class I Director of Juliet Thompson. In the event that the nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in the nominee’s place. We have no reason to believe that the nominee will be unable or unwilling to serve as a director.

THE BOARD OF DIRECTORS (EXCLUDING JULIET THOMPSON WHO ABSTAINS FROM MAKING A RECOMMENDATION WITH RESPECT TO HER OWN ELECTION DUE TO HER PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS THE ELECTION OF JULIET THOMPSON AS A CLASS I DIRECTOR.

PROPOSAL 2: APPROVE THE GRANT OF STOCK OPTIONS TO NON-EXECUTIVE DIRECTOR OF THE COMPANY

Background

As part of its overall compensation program, our non-executive directors receive, subject to stockholder approval being obtained under the ASX Listing Rules, a significant portion of their annual compensation in the form of long-term incentive equity-based awards.

On August 22, 2017 (August 23, 2017, Australian Eastern Daylight Time), the board approved, subject to obtaining stockholder approval at this meeting, pursuant to the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan (“2011 Plan”), the grant of 30,000 stock options to purchase 30,000 shares of our common stock (collectively, the “NED Options”) to Juliet Thompson, one of the Company’s non-executive directors (the “Non-Executive Director”), under our current non- employee director compensation program.

As of March 31, 2018, the market value of a share of common stock issuable upon exercise of a NED Option was US$1.04 based upon the closing price of our CDIs on the ASX on March 31, 2018. As of March 31, 2018, the Company had a total of 1,668,219 shares of common stock reserved for potential future issuance for employees, consultants and directors. Proposal 2 recommends the issuance of the NED Options to the Non- Executive Director, which, in aggregate, constitute approximately 1.8% of the total number of shares of common stock so reserved for potential future issuance.

Approvals

ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the NED Options to the Non-Executive Director as described below.

Principal Terms of Options

For the purposes of Listing Rules 10.14 and 10.15A the Company provides the following information.

If Proposal 2 is approved by stockholders, the corresponding NED Options will be issued to the Non-Executive Director as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting.

The NED Options to be issued to the Non-Executive Director will be issued on the following terms and conditions:

(a)	Grant Price: There is no consideration payable for the grant of the NED Options.

(b)	Exercise Price:

(i)	The exercise price of each of the NED Options is US$1.67, based upon the closing price of the Company’s CDIs on the ASX on August 22, 2017, the date of approval by the board of the grant of the NED Options to Juliet Thompson.

(ii)	The NED Options are immediately exercisable upon issue and may be exercised at any time prior to their lapsing.

(c)	Vesting Conditions:

(i)	The NED Options shall vest over three years from the date of the options grant in (A) one installment of 33% of the shares on the first anniversary of the date of the options grant and (B) eight substantially equal installments vest on a quarterly basis thereafter.

(ii)	Any shares which are received on exercise of NED Options exercised prior to vesting will be subject to a repurchase right by the Company until fully vested at the lesser of cost or fair market value.

(iii)	All NED Options will vest in full upon a change in control event (as defined in the Non- Executive Director’s Option Agreement under the 2011 Plan).

(iv)	There are no performance conditions or other requirements attaching to the NED Options other than the requirement that the Non-Executive Director continue to be a director of the Company at each relevant vesting date.

(d)	Lapsing of NED Options: The NED Options will lapse in circumstances where:

(i)	the NED Options have been exercised or otherwise settled;

(ii)	the Non-Executive Director ceases to be a director of the Company on or prior to the date of vesting of the relevant NED Options; or

(iii)	the NED Options have not been exercised by the tenth anniversary of the date of grant.

As further required by ASX Listing Rule 10.15A, the following additional information is provided in relation to Proposal 2:

•	The maximum aggregate number of NED Options that may be granted by the Company under Proposal 2 is 30,000 NED Options to the Non-Executive Director.

•	Upon exercise, each NED Option will entitle the Non-Executive Director to receive one share of common stock at the exercise price as set out above.

•	No loans have been or will be made by the Company to the Non-Executive Director in connection with the acquisition of the NED Options or exercise of the NED Options.

•	No individual referred to in ASX Listing Rule 10.14 has received securities under the 2011 Plan since stockholder approval was last obtained under ASX Listing Rule 10.14.

•	Details of any securities issued under the 2011 Plan will be published in each annual report of the Company relating to a period in which securities have been issued, and that approval for the issue of the securities was obtained under ASX Listing Rule 10.14. Any additional persons who become entitled to participate in the 2011 Plan after the resolution was approved and who are not named in this proxy statement will not participate until approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 2 by any Director of the Company or any associate of a Director of the Company. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or,

•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 2.

THE BOARD OF DIRECTORS (EXCLUDING JULIET THOMPSON, WHO DOES NOT MAKE A RECOMMENDATION WITH RESPECT TO PROPOSAL 2 DUE TO HER PERSONAL INTEREST IN THAT PROPOSAL) RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3: APPROVE AN ADDITIONAL 10% PLACEMENT CAPACITY

Background

ASX Listing Rule 7.1 allows the Company to issue a maximum of 15% of its issued capital in any 12 month period without obtaining stockholder approval. In accordance with ASX Listing Rule 7.1A, eligible entities can issue a further 10% of their issued capital over a 12-month period (“Placement Securities”) without obtaining stockholder approval for the individual issues provided that stockholder approval is obtained at the entity’s annual meeting (and the entity is an “eligible entity” at the time of the annual meeting). The Company is an “eligible entity” as at the date of this proxy statement.

Under ASX Listing Rule 7.1A, the Placement Securities must be in the same class as an existing quoted class of equity securities of the Company. As at the date of this proxy statement, the Company only has on issue one quoted class of equity securities, namely common stock, traded in the form of CDIs on the ASX.

The purpose of this Proposal 3 is to provide us with flexibility to meet future business and financial needs. We believe that it is advantageous for us to have the ability to act promptly with respect to potential opportunities and that approval of the issuance of the Placement Securities is desirable in order to have the securities available, as needed, for possible future financing transactions, strategic transactions, or other general corporate purposes that are determined by our board to be in the Company’s best interests.

Approval of this Proposal 3 would enable us to issue shares of common stock or CDIs without the expense and delay of holding a meeting of stockholders, except as may be required by applicable law or regulations. The cost, prior notice requirements, and delay involved in obtaining stockholder approval at the time a corporate action may become necessary could eliminate the opportunity to effect the action or could reduce the expected benefits.

Following the approval obtained at the Special Meeting of the Company on 28 February 2018, in which the Company obtained the approval of stockholders to refresh its placement capacity under ASX Listing Rule 7.1, if this Proposal is approved then, subject to the limitations described below with respect to the additional 10 percent placement capacity, we will generally be permitted to issue up to 25 percent of our issued and outstanding capital without any further stockholder approval in the next 12 months, unless such stockholder approval is required by applicable law, the rules of the ASX, or the rules of another stock exchange on which our securities may be listed at the time. As stated in our 2017 Annual Report, and other announcements and as evidenced in Proposals 4 and 5 to be considered at this Annual Meeting, the Company continues to consider its options for securing the required financing in order to continue its operations and this may require the Company to issue a material amount of new shares of common stock or CDIs. We believe that the adoption of this Proposal 3 will enable us to promptly and appropriately respond to business opportunities or raise additional equity capital. Our board of directors will determine the terms of any issuance of securities in the future.

Approvals

The Company is now seeking stockholder approval to have the ability to issue Placement Securities under ASX Listing Rule 7.1A. The exact number of Placement Securities that may be issued by the Company under ASX Listing Rule 7.1A will be determined in accordance with the formula prescribed in ASX Listing Rule 7.1A.2 (a copy of which is replicated below):

(A x D) - E

A =	The number of fully paid ordinary securities on issue 12 months before the date of issue or agreement:

• plus the number of fully paid ordinary securities issued in the 12 months under an exception in ASX Listing Rule 7.2;

• plus the number of partly paid ordinary securities that became fully paid in the 12 months;

• plus the number of fully paid ordinary securities issued in the 12 months with stockholder approval under ASX Listing Rules 7.1 and 7.4; and

• less the number of fully paid ordinary securities cancelled in the 12 months.

D =	10%

E =	The number of equity securities issued or agreed to be issued under Listing Rule 7.1A.2 in the 12 months before the date of issue or agreement to issue that are not issued with stockholder approval under ASX Listing Rules 7.1 or 7.4.

If passed, Proposal 3 will allow the board of directors to issue up to an additional 10% of the Company’s issued capital during the 12-month period following the date of the Annual Meeting without requiring further stockholder approval. This is in addition to the Company’s 15% annual placement capacity provided for in ASX Listing Rule 7.1 (for which stockholder approval was obtained at the February, 28 2018 Special Meeting to refresh the Company’s placement capacity under ASX Listing Rule 7.1).

As required by ASX Listing Rule 7.3A, the following additional information is provided in relation to Proposal 3:

(a)	ASX Listing Rule 7.3A.1 – The minimum price at which Placement Securities may be issued pursuant to this ASX Listing Rule 7.1A approval will be no less than 75% of the volume weighted average price of the Company’s CDIs calculated over the 15 trading days on which trades in that class were recorded immediately before:

(i)	the date on which the price at which Placement Securities are to be issued is agreed; or

(ii)	if Placement Securities are not issued within five trading days of the date in paragraph (i), the date on which Placement Securities are issued.

If Placement Securities are issued for non-cash consideration the Company will provide to the market (in accordance with the ASX Listing Rules) a valuation of the non-cash consideration that demonstrates that the issue price of such Placement Securities complies with ASX Listing Rule 7.3A.

(b)	ASX Listing Rule 7.3A.2 – If stockholders approve Proposal 3 and the Company issues Placement Securities under ASX Listing Rule 7.1A, the existing stockholders of the Company face the risk of economic and voting dilution as a result of the issue of Placement Securities, to the extent that such Placement Securities are issued, including the risk that:

(i)	the market price for Placement Securities may be significantly lower on the issue date than on the date of the approval under ASX Listing Rule 7.1A; and

(ii)	Placement Securities may be issued at a price that is at a discount to the market price for those securities on the issue date.

The following table describes the potential dilution of existing stockholders on the basis of three different issue prices and values for variable ‘A’ in the formula in ASX Listing Rule 7.1A.2. The prices and values set out in the table below are examples only and include scenarios prescribed by the ASX Listing Rules. Accordingly, they provide no indication of the actual market price of the Company’s CDIs or the price at which issues of Placement Securities under ASX Listing Rule 7.1A will be made (assuming Proposal 3 is approved by stockholders).

Variable A in Listing Rule 7.1A.2		Dilution
		Issue price of A$0.0125 (50% of the current market price of the Company’s CDIs)		Issue price of A$0.025 (the current price of the Company’s CDIs)		Issue price of A$0.050 (100% increase in the current price of the Company’s CDIs)
616,655,049 CDIs (Current variable ‘A’)	10% Voting Dilution		61,665,505 CDIs		61,665,505 CDIs		61,665,505 CDIs
	Funds raised	AUD	770,819	AUD	1,541,638	AUD	3,083,275

924,982,574 CDIs (50% increase to current variable ‘A’)	10% Voting Dilution		92,498,257 CDIs		92,498,257 CDIs		92,498,257 CDIs
	Funds raised	AUD	1,156,228	AUD	2,312,456	AUD	4,624,913

1,233,310,098 CDIs (100% increase to current variable ‘A’)	10% Voting Dilution		123,331,009 CDIs		123,331,009 CDIs		123,331,009 CDIs
	Funds raised	AUD	1,541,638	AUD	3,083,275	AUD	6,166,550

Note: The above table has been prepared based on the following assumptions:

1.	The Company issues (as CDIs) the maximum number of Placement Securities available under the 10% placement capacity prescribed by ASX Listing Rule 7.1A.

2.	No options or convertible notes are exercised or converted (including those referred to in Proposals 4, 5 and 6 of this proxy statement) before the date of issue of Placement Securities under ASX Listing Rule 7.1A.
3.	The 10% voting dilution reflects the aggregate percentage dilution against the issued share capital at the time of issue. This is why the voting dilution is shown in each example as 10%.
4.	The table shows only the effect of issues of Placement Securities under ASX Listing Rule 7.1A, not under the Company’s 15% placement capacity under ASX Listing Rule 7.1.
5.	The issue price of A$0.025 is the closing price of the Company’s CDIs on ASX on April 15, 2018.
6.	All shares of common stock are held as CDIs

(c)	ASX Listing Rule 7.3A.3 – The date Placement Securities must be issued by (assuming Proposal 3 is approved by stockholders) is the date that is 12 months after the date of the Company’s 2018 Annual Meeting (i.e., May 25, 2019, Australian Eastern Standard Time) unless the Company approves a transaction under ASX Listing Rule 11.1.2 (a significant change to the nature or scale of the Company’s activities) or ASX Listing Rule 11.2 (disposal of the Company’s main undertaking), in which case the ASX Listing Rule 7.1A approval under Proposal 3 will fall away on the date of stockholder approval for the relevant transaction.

(d)	ASX Listing Rule 7.3A.4 – The Placement Securities will be issued for the purpose of funding the Company’s further development of the EndoBarrier® for the treatment of patients who have uncontrolled type 2 diabetes and are obese and for raising working capital for the Company. The Company does not intend to issue any of the Placement Securities for non-cash consideration; however, a valuation report would be provided in relation to any securities that were to be issued for non-cash consideration.

(e)	ASX Listing Rule 7.3A.5 – The Company’s allocation policy for issues of Placement Securities pursuant to approval under this Proposal 3 will depend on prevailing market conditions and the Company’s circumstances at the time of any proposed issue. The form and timing of any issue of Placement Securities under ASX Listing Rule 7.1A and the identity of the allottees of Placement Securities will be determined on a case by case basis having regard to any one or more of the following:

(i)	the methods of raising funds available to the Company including, but not limited to, private placements, rights issues or other issues in which existing stockholders of the Company can participate;

(ii)	the effect of the issue of Placement Securities on the control of the Company;

(iii)	the financial situation of the Company; and

(iv)	advice from any one or more of the Company’s professional advisers.

Allottees for the purposes of the issue of Placement Securities under ASX Listing Rule 7.1A have not been determined as at the date of this proxy statement but may include existing substantial stockholders and/or new stockholders who are not related parties or associates of a related party of the Company. In addition, if the Company is successful in acquiring new assets or investments it is possible that allottees for the purpose of the issue of Placement Securities under ASX Listing Rule 7.1A will be or include vendors of the new assets or investments.

As at the date of this proxy statement, the Company has not formed an intention as to the parties which it may approach to participate in an issue of Placement Securities under ASX Listing Rule 7.1A including whether such an issue would be made to existing stockholders or to new investors.

(f)	ASX Listing Rule 7.3A.6 – The Company last obtained stockholders approval under ASX Listing Rule 7.1A on May 23, 2017 (Prior Approval).

(a)	The Company has not issued any equity securities under ASX Listing Rule 7.1A approval between the date on which the Prior Approval was obtained and the date of the Annual Meeting.

(b)	However for the purposes of ASX Listing Rule 7.3A.6(b) the Company has issued the following equity securities in the 12 months preceding the date of the Annual Meeting:

a.	41,500 stock options (equivalent to 2,075,000 CDIs if exercised) were issued to two advisors and two employees of the Company in accordance with the Company’s 2011 Equity Incentive Plan on 21 June 2017. The exercise price of all options granted were equal to the fair market value per share of common stock being A$2.46 or (A$0.065 per CDI).

b.	58,780,619 CDIs (representing 1,175,612 shares of common stock) were issued to select institutional investors via a private placement in two tranches as announced on 23 January 2018. Each CDI had an issue price of A$0.035 (being a premium to the CDI trading price at the time). The total cash consideration was approximately A$2.05 million. The proceeds raised from this issue were applied by the Company in full to fund the continued development of EndoBarier and for general working capital purposes.

In addition, Proposals 4, 5 and 6 set out in this proxy statement contain proposals to issue equity securities to the Company’s largest shareholder, Crystal Amber Fund Limited.

(g)	ASX Listing Rule 7.1A.4 – In accordance with the requirements of ASX Listing Rule 7.1A.4, if the Company issues equity securities pursuant to ASX Listing Rule 7.1A (that is, being the additional placement capacity the subject of the approval sought under this Proposal 3), it will give to ASX:

(a)	a list of the recipients of the securities and the number of equity securities issued to each (not for release to the market), in accordance with ASX Listing Rule 7.1A.4(a); and

(b)	the information required by ASX Listing Rule 3.10.5A for release to the market, in accordance with ASX Listing Rule 7.1A.4(b).

Voting Exclusion Statement

The Company will disregard any votes cast in respect of Proposal 3 by a person who may participate in the proposed issue of any Placement Securities and a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares, if Proposal 3 is passed, and any associates of those persons. However, the Company need not disregard a vote cast on Proposal 3 if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

As at the date of this proxy statement, the Company has not entered into any definitive agreements to issue Placement Securities under ASX Listing Rule 7.1A and therefore it is not known who may participate in a potential issue of Placement Securities (if any) under ASX Listing Rule 7.1A. Accordingly, as at the date of this proxy statement, the Company is not aware of any person who would be excluded from voting on this Proposal 3.

Vote Required and Board of Directors Recommendation

Under ASX Listing Rule 7.1A, Proposal 3 is required to be passed as a “special resolution” for the purposes of the ASX Listing Rules, which means that it must be approved by at least 75% of the votes cast by stockholders entitled to vote on Proposal 3.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 — APPROVAL OF THE ISSUE OF A CONVERTIBLE NOTE TO CRYSTAL AMBER FUND LIMITED

Background

To date, our product development efforts have been funded by a variety of capital received from various investors and the proceeds of our initial public offering and associated listing on ASX in 2011. Since our inception, we have received approximately US$234.4 million in net proceeds from sales of our equity and US$11.0 million from the issuance of promissory notes. As of March 31, 2018, we had approximately US$2.56 million in cash and investments available for operations. We have incurred substantial losses since our inception; as of March 31, 2018, we had an accumulated deficit of approximately US$261.0 million. We believe that our existing cash and investments at March 31, 2018 will be sufficient to meet anticipated cash requests until May 25, 2018 but not beyond.

We have been placing significant effort into raising more funds for the Company this year. In connection with these efforts, we have, as announced on May 1, 2018, entered into a binding term sheet (“Term Sheet”) with the Company’s largest shareholder, Crystal Amber Fund Limited (“Crystal Amber”), pursuant to which the Company and Crystal Amber have agreed to enter into the following documents (“Transaction Documents”) immediately following this Annual Meeting:

•	a Note and Warrant Purchase Agreement (“2018 Purchase Agreement”);

•	a Senior Unsecured Convertible Promissory Note (“Note”); and

•	a Warrant to Purchase Chess Depositary Interests (“Warrant”),

subject to the issue of the Note and the Warrant pursuant to the 2018 Purchase Agreement being approved by the Company’s stockholders at this Annual Meeting. If approval is not obtained, the Transaction Documents will not be entered into. A copy of the Term Sheet and each of the Transaction Documents is set out in Annexure A to this proxy statement (“Annexure A”).

Under the 2018 Purchase Agreement, the Company will agree to issue to Crystal Amber, on execution of the 2018 Purchase Agreement, the Note, which will have an issue price of US$1.75 million and a face value of US$1.75 million, to raise aggregate proceeds of US$1.75 million, before deducting fees and expenses, and which will be convertible, at Crystal Amber’s option, into CDIs or, if the Company is no longer listed on ASX at the time of conversion, common stock of the Company. As further consideration for Crystal Amber agreeing to subscribe for the Note, the Company will, on execution of the 2018 Purchase Agreement and the Note, also issue to Crystal Amber the Warrant, which will entitle Crystal Amber to subscribe for up to 97,222,200 CDIs or, if the Company is no longer listed on ASX at the time of such exercise, the corresponding number of shares of the Company’s common stock.

The initial conversion price under the Note will be US$0.018 for each CDI. This conversion price represents the volume weighted average closing price of the Company’s CDIs on the ASX for the five trading days immediately prior to the date of execution of the Term Sheet (“Initial Conversion Price”). The exercise price of each CDI under the Warrant is to be calculated on the same basis and therefore will also be US$0.018 (“Initial Exercise Price”).

Both the Initial Conversion Price and the Initial Exercise Price will be subject to adjustment as fully described in the Note and the Warrant respectively (copies of which are set out in Annexure A) and in the summary of their terms (which are set out in Annexure B to this proxy statement (“Annexure B”)).

By way of example, if the Note and Warrant were converted and exercised in full respectively on the date of this meeting:

•	the Note would entitle Crystal Amber to be issued 97,222,200 CDIs (representing 1,944,444 shares of common stock) (being US$1.75 million divided by US$0.018, subject to rounding); and

•	the Warrant would entitle Crystal Amber to subscribe for 97,222,200 CDIs (representing 1,944,444 shares of common stock) at a price per CDI equal to US$0.018,

which on issue would in aggregate represent 12.6 % of the Company’s then issued and outstanding capital on a fully diluted basis and would result in Crystal Amber’s percentage share ownership increasing on a fully diluted basis from 47.47% to 60.07% (based on its holding as of March 31, 2018).

The Note

A summary of the key terms of the Note is set out in Annexure B and a copy of each of the Transaction Documents (which sets out the full terms and conditions on which the Note and the Warrant will be issued to Crystal Amber) is set out in Annexure A.

The Note is a direct, unsubordinated and unsecured obligation of the Company and will be issued with a face value of US$1.75 million. The Note will not provide the holder with voting rights at stockholder meetings of the Company unless and until converted. Interest will accrue on the Note at the rate of 10% per annum (increased to 16% per annum if any payments are not paid by their due date), compounded annually.

On the earlier to occur of an Event of Default (as defined in the Transaction Documents) or 5 years after the date of issuance of the Note (being its maturity date), the Company is required to repay the Note if it has not otherwise been converted or repaid. The amount payable will be that amount which is equal to the aggregate of the outstanding amount of the Note’s face value plus all accrued but unpaid interest. The Company may not prepay the Note without Crystal Amber’s consent.

If a Change of Control of the Company (as defined in the Note) occurs prior to the Note’s maturity date, Crystal Amber may, at its option, require the Company to pay it an amount equal to 110% of the outstanding face value amount of the Note plus all unpaid interest to satisfy the Company’s obligations under the Note.

At any time following the date of issuance of the Note but prior to its maturity date, Crystal Amber will be entitled to give the Company an irrevocable notice electing to convert (all but not less than all of) the Note into CDIs, at the then effective conversion price. The conversion price will be the Initial Conversion Price, except that if, prior to the conversion, the Company makes an issuance of equity securities as part of an equity financing at a price lower than the Initial Conversion Price, the Initial Conversion Price will be adjusted to be the lowest such price (in US dollars) to ensure the economic value of the Note is not adversely affected. For example, if the Company issued CDIs at the equivalent of US$0.010 to an investor, Crystal Amber’s Initial Conversion Price would be reduced from US$0.018 to US$0.010. As a result, on conversion of the Note, Crystal Amber would be entitled to be issued 175,000,000 CDIs rather than 97,222,200 CDIs that would otherwise be issued to it using the US$0.018 conversion price.

Any securities issued upon conversion of the Note will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

The CDIs or shares of the Company’s common stock issued upon conversion of the Note will be fully paid and will in all respects rank pari passu with the fully paid CDIs or shares of the Company’s common stock on issue on the relevant conversion date.

Use of Proceeds

The Company intends to use the net proceeds raised from the Note to provide funding for the Company’s ongoing operating and working capital needs and ongoing development of EndoBarrier.

ASX Listing Rules

We are seeking approval of our stockholders for the purpose of approving the issuance of the Note and the subsequent issue of CDIs or common stock to Crystal Amber upon the conversion of the Note.

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party. Crystal Amber is considered to be a related party because as of March 31, 2018 it owned 47.47% of the Company’s issued capital. Stockholder approval is now being sought under Proposal 4, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit Crystal Amber to be issued the Note and any CDIs or shares of the Company’s common stock on subsequent conversion of the Note.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If Proposal 4 is approved, the

Note will be excluded from the calculation of the number of securities that can be issued by the Company in the 12 month period following the date of issue of the Note under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to Proposal 4:

•	the Note will be issued to Crystal Amber Fund Limited, a related party of the Company as detailed further above;

•	there is only one Note and it has an issue price of US$1.75 million;

•	the maximum number of CDIs that may be issued on conversion of the Note will be determined by dividing US$1.75 million (plus all accrued but unpaid interest at the conversion date) by the Initial Conversion Price, subject to any adjustment to that price as further described above and in the Note (a copy of which is set out in Annexure A);

•	if approved, the Note will be issued within one month from the date of the Annual Meeting; and

•	a summary of the terms and conditions of the Note to be issued is set out in Annexure B and the full set of terms and conditions on which the Note will be issued are set out in the 2018 Purchase Agreement and the Note copies of which are provided in Annexure A.

Consequences if this Proposal 4 is Approved but Proposal 5 is Not Approved

Proposals 4 and 5 are interconditional. Accordingly, if this Proposal 4 is approved but Proposal 5 is not approved, this Proposal 4 will be of no effect and the Note will not be issued to Crystal Amber. If this Proposal 4 is not approved, Proposal 5 will be withdrawn and not put to stockholders.

If stockholders do not approve Proposals 4 and 5, we will be unable to complete the financing transaction with Crystal Amber and unless we are able to obtain alternative financing, which may not be available to us on as favorable terms, or at all, we may be forced to consider a possible wind up or dissolution of our business.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 4 by Crystal Amber Fund Limited, or its nominee, or any associate of those persons. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•	it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required

Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 4.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 4 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 4.

PROPOSAL 5 — APPROVAL OF THE ISSUE OF A WARRANT TO CRYSTAL AMBER FUND LIMITED

Background

As described in Proposal 4 above, on May 1, 2018 the Company executed a binding Term Sheet with Crystal Amber Fund Limited (“Crystal Amber”) pursuant to which it was agreed, subject to obtaining stockholder approval, to issue a convertible note to Crystal Amber with an issue price of US$1.75 million and a face value of US$1.75 million, to raise aggregate proceeds of US$1.75 million, before deducting fees and expenses. In addition, as further consideration for Crystal Amber agreeing to subscribe for the Note (as defined in Proposal 4), and subject to obtaining stockholder approval for this Proposal 5, the Company has agreed, on execution of the Transaction Documents (as defined in Proposal 4), to issue to Crystal Amber a Warrant under the 2018 Purchase Agreement (as defined in Proposal 4) (“Warrant”) which will entitle Crystal Amber to subscribe for up to 97,222,200 CDIs or, if the Company is no longer listed on ASX at the time of such exercise, the corresponding number of shares of the Company’s common stock.

A copy of the Term Sheet and the Transaction Documents are set forth in Annexure A.

Terms of the Warrant

A summary of certain key terms of the Warrant is set out in Annexure B and a copy of the Warrant and the 2018 Purchase Agreement (which set out all of the terms on which the Warrant is to be issued to Crystal Amber is set out in Annexure A).

The Warrant will be exercisable by Crystal Amber at any time, in whole or in part and on multiple occasions on or after the date of its issuance until the date that is five years from the date of issuance (unless exercised in full earlier) at which point it lapses. The Warrant will not be quoted on ASX. Shares of the Company’s common stock or CDIs issued pursuant to an exercise of the Warrant will be fully paid and rank, from the date of exercise, equally with the existing shares of common stock and CDIs of the Company in all respects.

The initial exercise price of each CDI that may be purchased under the Warrant will be US$0.018, which is equal to the volume weighted average closing price of the Company’s CDIs on the ASX for the five trading days immediately prior to the date of execution of the Term Sheet (“Initial Exercise Price”). The Initial Exercise Price will be subject to adjustment as fully described below and in the Warrant (a copy of which is contained in Annexure A) and in the summary of its terms set out in Annexure B. If the Warrant was exercised in full on the date of this meeting, it would entitle Crystal Amber to be issued 97,222,200 CDIs, which on issue would represent 7.16% of the Company’s then issued capital on a fully diluted basis and would result in Crystal Amber’s percentage share ownership increasing on a fully diluted basis from 47.47% to 54.63% (based on its holding as of March 31, 2018). If, as stated in Proposal 4, the Note was also converted at the same time as the Warrant, Crystal Amber’s shareholding percentage would increase to 60.07% (based on its holding as of March 31, 2018).

If the Company issues equity securities at a price lower than the Initial Exercise Price prior to the exercise of the Warrant, the Initial Exercise Price will be adjusted to the lowest such price (in US dollars) to ensure the economic value of the Warrant is not adversely affected. For example, if the Company issued CDIs at the equivalent of US$0.010 to an investor, Crystal Amber’s Initial Exercise Price would be reduced from US$0.018 to US$0.010. As a result, Crystal Amber on exercise of the Warrant in full (assuming there had been no earlier exercise of the Warrant) would be entitled to purchase 97,222,200 CDIs at an exercise price per CDI equal to US$0.010 rather than US$0.018.

There are no participating rights or entitlements inherent in the Warrant and Crystal Amber will not be entitled to participate in new issues of capital that may be offered to stockholders (except where Crystal Amber has exercised the Warrant before the record date to participate in such new issue).

If there is a bonus issue to the holders of CDIs after the date of issue of the Warrant, the number of CDIs over which the Warrant would be exercisable would be increased by the number of CDIs which Crystal Amber would have received if it had exercised the Warrant before the record date for the bonus issue.

Additionally, if there is a pro rata issue (except a bonus issue) of securities to any holder of CDIs or shares of common stock after the date of issue of the Warrant, the then applicable exercise price for each CDI under the Warrant will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

Any securities issued upon exercise of the Warrant will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

Use of Proceeds

The Company intends to use the net proceeds raised from any exercise of the Warrant to provide funding for the Company’s ongoing operating and working capital needs and ongoing development of EndoBarrier.

ASX Listing Rules

We are seeking approval of our stockholders for the purpose of approving the issuance of the Warrant and the subsequent issue of CDIs or common stock to Crystal Amber upon the exercise of the Warrant.

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party. Crystal Amber is considered to be a related party because as of March 31, 2018 it owned 47.47% of the Company’s issued capital. Therefore stockholder approval is now being sought under Proposal 5, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit Crystal Amber to be issued the Warrant and any CDIs or shares of common stock on subsequent exercise of the Warrant.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If Proposal 5 is approved, the Warrant will be excluded from the calculation of the number of securities that can be issued by the Company in the 12 month period following the date of issue of the Warrant under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to Proposal 5:

•	the Warrant will be issued to Crystal Amber Fund Limited, a related party of the Company as detailed further above;

•	the Warrant has a nil issue price. The exercise price (described above) will be payable in cash or may be settled by cashless exercise by the surrender of CDIs that may otherwise be issued on exercise under the Warrant;

•	the maximum number of CDIs that may be issued on exercising the Warrant is 97,222,200;

•	if approved, the Warrant will be issued within one month from the date of the Annual Meeting; and

•	a summary of the terms and conditions of the Warrant to be issued is set out in Annexure B and the full set of terms and conditions on which the Warrant will be issued are set out in the 2018 Purchase Agreement and Warrant which are provided in Annexure A.

Consequences if this Proposal 5 is Approved but Proposal 4 is Not Approved

Proposals 4 and 5 are interconditional. As a result, if Proposal 4 is not approved at the Annual Meeting this Proposal 5 will be withdrawn and not put to stockholders for approval.

The implications of Proposals 4 and 5 not being approved, which are set out in the explanatory information for Proposal 4, should also be read in the context of this Proposal 5.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 5 by Crystal Amber Fund Limited, or its nominee, or any associate of those persons. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•	it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required

Approval of Proposal 5 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 5.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 5 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5.

PROPOSAL 6 — APPROVAL OF THE 2017 CONVERTIBLE NOTE ISSUED TO CRYSTAL AMBER FUND LIMITED

Background

As previously announced, on June 15, 2017, the Company entered into a financing transaction with Crystal Amber Fund Limited (“Crystal Amber”) pursuant to which the Company issued a US$5.0 million secured convertible note with an issue price of US$5.0 million and a face value of US$5.0 million to Crystal Amber (“2017 Convertible Note”). A summary of certain key terms of the agreements that were entered into in respect of the 2017 Convertible Note, being a Note Purchase Agreement and a Security Agreement, each dated June 15, 2017 (together with the 2017 Convertible Note, “2017 Agreements”), is set out in Annexure D to this proxy statement (“Annexure D”).

Due to the timing of the finalization of the 2017 Convertible Note financing in 2017, the 2017 Convertible Note was issued without stockholder approval. As a consequence, while the 2017 Convertible Note contains conversion provisions, Crystal Amber has no right to exercise those rights unless and until such rights of exercise are approved by the stockholders of the Company. Accordingly, stockholder approval is now being sought to provide Crystal Amber with the right to convert its 2017 Convertible Note into CDIs of the Company should it wish to do so at any time during the remaining term of the 2017 Convertible Note in accordance with its terms.

Terms of the 2017 Convertible Note

A summary of certain of the key terms of the 2017 Convertible Note is set out in Annexure D and a copy of the 2017 Agreements (which set out the full terms and conditions of the 2017 Convertible Note) is set out in Annexure C to this proxy statement (“Annexure C”).

If this Proposal 6 is approved by stockholders, the terms contained in the 2017 Convertible Note which govern the right to convert the 2017 Convertible Note into CDIs of the Company will become operative. These terms provide that Crystal Amber will have, following obtaining stockholder approval under this Proposal 6, the following conversion rights:

a.	the 2017 Convertible Note may be converted at any time by Crystal Amber prior to its maturity date (being December 31, 2018) by giving the Company an irrevocable notice electing to convert, at the then effective conversion price, all (but not less than all) of the outstanding amount of the face value of the 2017 Convertible Note plus all accrued but unpaid interest into CDIs (“Optional Conversion”). The conversion price per CDI will be the price determined by dividing the outstanding amount of the face value of the 2017 Convertible Note plus all accrued but unpaid interest by the five day volume weighted average closing price of the Company’s CDIs on the ASX (converted into US dollars) (“5 Day VWAP”) prior to the business day on which the notice to convert is received by the Company (“Optional Conversion Price”);

b.	the outstanding amount of the face value of the 2017 Convertible Note plus all accrued but unpaid interest will automatically convert into CDIs on the occurrence of a Qualified Financing (as described in the 2017 Convertible Note, but essentially an equity raising of at least US$10 million). The conversion price will be the price per CDI (in US dollars) of the CDIs issued under the Qualified Financing (“QF Conversion Price”);

c.	if a Change of Control of the Company (as described in the 2017 Convertible Note) occurs that is not the result of a Qualified Financing and the Company’s stockholders receive non-cash consideration for their shares of common stock or CDIs under the relevant transaction, Crystal Amber will be able to convert the outstanding amount of the face value of the 2017 Convertible Note plus all accrued but unpaid interest into CDIs at the Optional Conversion Price (“Change of Control Conversion”); and

d.

in the event the Company issues additional CDIs or common stock, or securities convertible into CDIs or common stock, in a subsequent equity raising (other than pursuant to a Qualified Financing) at a price per CDI (or the equivalent for shares of common stock) that is less than the then-effective Optional Conversion Price, Crystal Amber will have the period from the date of closing of the issuance of the additional CDIs or common stock until the date that is 30 days after the date the

Company has notified Crystal Amber of the key terms of that transaction in which to convert the outstanding amount of the face value of the 2017 Convertible Note plus all accrued but unpaid interest into CDIs, at an adjusted conversion price (in US dollars) reflecting, on a weighted average basis, the lower price per CDI paid in the other equity raising (“Non QF Conversion Price”). The number of CDIs that Crystal Amber may acquire upon conversion of the 2017 Convertible Note at this adjusted conversion price is limited to the number of CDIs that maintains Crystal Amber’s fully diluted ownership percentage of the Company at the same level as existed immediately preceding the applicable subsequent raising.

As a result, the actual conversion price payable for CDIs under the 2017 Convertible Note will be determined at the relevant time of conversion by the relevant circumstances at that time. The table below describes the potential number of CDIs that could be issued on an Optional Conversion or a Change of Control Conversion in various scenarios (with both conversions having a conversion price equal to the Optional Conversion Price). The prices and number of CDIs set out in the table are examples only. Importantly, they provide no indication of the actual market price of the Company’s CDIs or the actual conversion price of the CDIs or the actual number of CDIs to be issued on conversion (assuming that this Proposal 6 is approved).

Conversion Price	CDIs Issued[1]
Optional Conversion Price of US$0.018 as at 30 April 2018 (being the relevant 5 Day VWAP immediately prior to 30 April 2018) (April VWAP)	277,777,750 (representing 5,555,555 shares of common stock)

Optional Conversion Price of US$0.009 (assuming the relevant 5 Day VWAP at the date of conversion is 50% of the April VWAP, being US$0.009)	555,555,550 (representing 11,111,111 shares of common stock)

Optional Conversion Price of US$0.036 (assuming the relevant 5 Day VWAP at the date of conversion is double the April VWAP, being US$0.036)	138,888,850 (representing 2,777,777 shares of common stock)

[1]	Assuming conversion of the full face value of the 2017 Convertible Note (US$5 million). This calculation does not take into account any additional CDIs that would be issued in consideration of the accrued but unpaid interest outstanding on the 2017 Convertible Note as at the conversion date.

The Non QF Conversion Price and the QF Conversion Price will depend on the circumstances of the Qualified Financing or non-Qualified Financing as applicable. As a result, the relevant conversion price in those circumstances may vary considerably from the Optional Conversion Price. However, the Non QF Conversion Price will be lower than the Optional Conversion Price and the QF Conversion Price could be the same, higher or lower than the Optional Conversion Price depending on the issue price of the CDIs that are issued under the Qualified Financing.

The CDIs or shares of our common stock issued upon conversion of the 2017 Convertible Note will be fully paid and will in all respects rank pari passu with the fully paid CDIs or shares of our common stock on issue on the relevant conversion date.

Any CDIs or shares of common stock issued upon conversion the 2017 Convertible Note will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

Use of Proceeds

The Company has used the net proceeds raised from the 2017 Convertible Note offering to provide funding for the Company’s ongoing operating and working capital needs and ongoing development of EndoBarrier.

ASX Listing Rules

We are seeking approval of our stockholders for the purpose of allowing Crystal Amber to be able to exercise its conversion rights under the 2017 Convertible Note should it wish to do so during its remaining term, and to be issued CDIs upon any conversion of the 2017 Convertible Note in accordance with its terms.

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party. Crystal Amber is considered to be a related party because as of March 31, 2018 it owned 47.47% of the Company’s issued capital and, if Crystal Amber has the right to convert the 2017 Convertible Note into CDIs, the Company will be viewed as having issued an equity security to Crystal Amber for the purposes of the ASX Listing Rules. Stockholder approval is now being sought under Proposal 6, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit Crystal Amber to exercise the right of conversion under the 2017 Convertible Note and to be issued CDIs on such conversion.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If Proposal 6 is approved, the issue of any CDIs on conversion of the 2017 Convertible Note will be excluded from the calculation of the number of securities that can be issued by the Company in the 12 month period following such conversion under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to Proposal 6:

•	the 2017 Convertible Note was issued to Crystal Amber Fund Limited, a related party of the Company as detailed further above;

•	there was only one 2017 Convertible Note and it had an issue price of US$5 million;

•	the maximum number of CDIs that may be issued on conversion of the 2017 Convertible Note will be determined by dividing US$5 million (plus all accrued but unpaid interest) by the relevant conversion price at the time of conversion (which as noted above will be determined by the circumstances of such conversion), as further described above and in the 2017 Convertible Note (a copy of which is set out in Annexure C) and in Annexure D. Based on the Optional Conversion Price, the maximum number of CDIs that could be issued under the 2017 Convertible Note as at 30 April 2018 would be 289,916,613 CDIs (being the amount determined by dividing the face value of the 2017 Convertible Note (US$5 million) plus accrued but unpaid interest as at 30 April 2018 (US$218 thousand) by US$0.018, being the 5 Day VWAP up to 30 April 2018; and

•	a summary of the terms and conditions of the 2017 Convertible Note is set out in Annexure D and the full set of terms and conditions on which the 2017 Convertible Note was issued is set out in the 2017 Agreements which are provided in Annexure C.

Consequences if this Proposal 6 is not approved

If this Proposal 6 is not approved, then 110% of the outstanding face value of the 2017 Convertible Note (being US$5.0 million) plus all accrued but unpaid interest under the 2017 Convertible Note must be repaid to Crystal Amber by the Company on or before the date that is 6 months after the date on which this Proposal 6 is not approved by stockholders.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 6 by Crystal Amber Fund Limited, or its nominee, or any associate of those persons. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•	it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required

Approval of Proposal 6 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 6.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 6 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 6.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Company was incorporated on March 24, 2003 as a Delaware corporation, with operations based in Lexington, Massachusetts. In September 2011, the Company completed an initial public offering of its CDIs (and underlying shares of common stock) pursuant to a prospectus prepared in accordance with the requirements of Chapter 6D of the Australian Corporations Act 2001 (Cth) (“Corporations Act”) and filed with the Australian Securities and Investments Commission. Concurrently with the initial public offering, the Company completed a private placement with certain investors. Our shares of common stock trade on ASX in the form of CDIs. Our CDIs, each currently representing one-fiftieth of one share of our common stock, have been listed on ASX under the trading symbol “GID” since September 7, 2011. Prior to such time there was no public market for our securities.

Board of Directors

The board is responsible for the overall corporate governance of the Company. Issues of substance affecting the Company are considered by the full board, with advice from external advisers as required. Each director must bring an independent view and judgment to the board and must declare all conflicts of interest. Any issue concerning a director must be provided to the board at a board meeting as soon as practicable, and directors may not participate in discussions or resolutions pertaining to any matter in which the director has a material personal interest.

The board’s role in risk oversight includes receiving reports from senior management and the audit committee on a regular basis regarding material risks faced by the Company and applicable mitigation strategies and activities. The reports detail the effectiveness of the risk management program and identify and address material business risks such as technological, strategic, business, operational, financial, human resources and legal/regulatory risks. The board and its committees (described below) consider these reports, discuss matters with management and identify and evaluate any potential strategic or operational risks, and appropriate activity to address those risks.

The responsibilities of the board are set down in the Company’s Board Charter, which has been prepared having regard to the ASX Corporate Governance Council’s ASX Corporate Governance Principles and Recommendations 3rd edition (“ASX Corporate Governance Principles”). A copy of the Company’s Board Charter is available on the Company’s website at www.gidynamics.com.

Directors of the Registrant

The following table sets forth the name, age and position of each of our directors as of March 15, 2018:

Name	Age	Position
Daniel J. Moore(3)	56	Non-executive chairman of the Board
Timothy J. Barberich(1)(2)	70	Non-executive Director
Juliet Thompson(1)	51	Non-executive Director
Oern R. Stuge, M.D.(2)(3)	63	Non-executive Director

(1)	Member of the audit committee.
(2)	Member of compensation committee.
(3)	Member of nominating and corporate governance committee.

Daniel J. Moore has served as a director of the Company since 2014, as our vice-chairman from March 2015 to April 2016 and our chairman since May 2016. Mr. Moore’s extensive experience in domestic and international sales, operations and executive management in global medical device manufacturers and years of service on other boards makes him qualified to serve on our board of directors.

Mr. Moore has served as president, chief executive officer and director of Cyberonics, Inc., a medical technology company with core expertise in neuromodulation, from 2007 to October 2015. From 1989 to 2007, Mr. Moore held positions in sales, marketing, and senior management in the U.S. and in Europe at Boston Scientific Corporation, a diverse maker of minimally invasive medical products. His last position at Boston Scientific was President, International Distributor Management. Prior to that role, he held the position of President, Inter-Continental, the fourth largest business unit of Boston Scientific, with more than 1,000 global employees and revenues exceeding $700 million. Mr. Moore previously held senior management positions at several Boston Scientific U.S. and international divisions.

Mr. Moore currently serves as the chairman of LivaNova PLC (the company resulting from the merger of Sorin S.p.A. and Cyberonics, Inc.), chairman of ViewRay, a member of the board of directors for the Epilepsy Foundation of America, and as a member of the boards or advisory boards for BioHouston, Inc. and the Weldon School of Biomedical Engineering at Purdue University. He currently serves on the board of privately-held BrainScope Company, Inc., a medical technology company focused on traumatic brain injury, where he serves as Chairman. Past board positions include Smiling Kids, Inc., the Epilepsy Foundation of Texas (past-Chair), the Epilepsy Foundation of Texas — Houston (past-President), the Medical Device Manufacturers Association (past-Chair), Cyberonics, Inc., Topera, Inc. (acquired by Abbott) and TriVascular Technologies, Inc. (acquired by Endologix).

Mr. Moore holds a B.A. from Harvard University and earned an MBA from Boston University.

Timothy J. Barberich has been a director of the Company since June 2011. Mr. Barberich has nearly 40 years’ experience in pharmaceutical and medical device companies, in technical, sales, marketing and management positions, including as chief executive officer and chairman of the board. Mr. Barberich is the founder and former president, chief executive officer and chairman of Sepracor, Inc., a Nasdaq-listed-pharmaceutical company based in Massachusetts, which was acquired by Dainippon Sumitomo Pharma Co., Ltd. in 2009. Mr. Barberich founded Sepracor in 1984 and served as its chief executive officer from 1984 to 2007 and chairman of the board from 1990 to 2007. From 2007 to 2008, Mr. Barberich served as executive chairman of Sepracor and then chairman of the board from 2008 to 2009. Mr. Barberich led Sepracor through its early-stage research and development, product approvals, commercialization, private financings and initial public offering, partnerships with major companies, several successful spin-outs and achievement of revenues in excess of $1 billion. Prior to founding Sepracor, Mr. Barberich spent 10 years as a senior executive at Millipore Corporation, a company that provides separations products to the life science research, pharmaceutical, biotechnology and electronic markets. Mr. Barberich brings to our board invaluable knowledge and experience of leading a company in the health care industry through every stage of its life cycle. We believe this experience and familiarity with the types of risks we may face, together with his broad medical device and pharmaceutical industry experience, makes Mr. Barberich uniquely suited to serve on our board.

Mr. Barberich is currently chairman and CEO of BioNevia Pharmaceuticals, Inc. and is a director of Verastem, Inc., a Nasdaq-listed biotechnology company, and Inotek Pharmaceuticals, Inc., a Nasdaq-listed biopharmaceutical company. Mr. Barberich also serves on the board of several private companies including Neurovance, Inc. and Frequency Therapeutics. Mr. Barberich was formerly a director of HeartWare International, Inc., a Nasdaq- listed medical device company, Tokai Pharmaceuticals, Inc., a Nasdaq-listed biopharmaceutical company, MirImmune Inc., which was acquired in 2016, BioSphere Medical, Inc., a Nasdaq-listed biotechnology company and Gemin X Biotechnologies, Inc. and Resolvyx Pharmaceuticals, which were acquired in 2011 and 2010, respectively.

Mr. Barberich holds a Bachelor of Science degree in Chemistry from Kings College in Pennsylvania and has taken graduate courses from the School of Chemistry at Rutgers University.

Juliet Thompson has been a director of the Company since August 2017. Ms. Thompson also assumed the role of chair of the Company’s audit committee. Ms. Thompson has spent approximately 20 years working as an investment banker and strategic advisor to healthcare companies in Europe. She has a strong track record of advising companies on corporate strategy across numerous transactions.

Since March 2015, Ms. Thompson has served on the board of Nexstim Limited, a medical technology company listed on Nasdaq First North Finland and Sweden. Prior to that, Ms. Thompson led the European healthcare practice at Stifel Financial Corp., a diversified financial service holding company, serving as a partner from October 2013 to April 2015. In 2003, Ms. Thompson co-founded Code Securities, a healthcare investment banking firm that was purchased by Nomura and renamed Nomura Code Securities Limited (“Nomura Code”) in 2005, and served as Head of Corporate Finance and as a member of the board of Nomura Code until 2013. She is also currently a non-executive director of Vectura PLC, a company listed on the London Stock Exchange plc, and Novacyt S.A., a French-based company whose shares are admitted to trade on AIM, Ms. Thompson is a member of the Institute of Chartered Accountants in England and Wales (ACA) and holds a BSc degree in Economics from the University of Bristol. Her experience also includes roles at WestLB Panmure, ICI PLC, Deloitte and Touche and HM Treasury.

Oern R. Stuge, M.D. has served as a director of the Company since his appointment in January 2017. Dr. Stuge’s extensive experience in domestic and international sales, management and operations in a global medical device manufacturer makes him qualified to serve on our board of directors.

Dr. Stuge has served as an executive in various medical device, health care and life sciences companies over the last thirty years. Since January 2011, Dr. Stuge has been Chairman of Orsco Lifesciences AG, a management firm that specializes in medical technology through which he supports several companies. Prior to that, Dr. Stuge served in various positions, including as Senior Vice-President, at Medtronic, Inc., from May 1998 to December 2009. Dr. Stuge is currently Chairman of Mainstay Medical Limited, a Euronext Paris-listed and Irish Stock Exchange-listed medical devices company and Luminas Limited, formerly a Nasdaq-listed medical company. Dr. Stuge also serves on the board of several private companies including Balt Extrusion SAS, Vision Ophthalmology Group Gmbh, Pulmonx International SA, and Phagenesis Limited. Furthermore, until December 2016, Dr. Stuge served on the board of Bonesupport AB, a private medical technology company.

Dr. Stuge received an M.D. from the University of Oslo, Norway, an M.B.A. from IMD and an INSEAD Certification in Corporate Governance.

Director Independence

Our board of directors currently consists of four (4) members: Timothy J. Barberich; Daniel J. Moore; Oern R. Stuge, M.D and Juliet Thompson. Our board of directors has determined that all directors are “independent.” We consider that a director is an “independent” director where that director is free from any business or other relationship that could materially interfere, or be perceived to interfere with, the independent exercise of the director’s judgment. We have assessed the independence of our directors regarding the requirements for independence that are set out in Principle 2 of the ASX Corporate Governance Principles. We have also assessed the independence of our directors with respect to the definition of independence prescribed by Nasdaq. There are no family relationships among our officers and directors, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was, or is, to be selected as an officer or director.

Committees of the Board of Directors and Meetings

The board of directors presently has the following three standing committees to facilitate and assist the board in fulfilling its responsibilities: (1) an audit committee, (2) a compensation committee and (3) a nominating and corporate governance committee. The board may also establish other committees from time to time to assist in the discharge of its responsibilities.

Meeting Attendance. During the fiscal year ended December 31, 2017 there were six (6) meetings of our board of directors, and the various committees of the board met a total of thirteen (13) times. No director other than Juliet Thompson who joined the board on August 2017, attended fewer than 75% of the total number of meetings of the board and of committees of the board on which he or she served during their Board term during fiscal 2017. We encourage all our directors to participate in each annual meeting of stockholders. Five of our directors attended our 2017 annual meeting of stockholders.

Audit Committee. Our audit committee met four (4) times during fiscal 2017. This committee currently has two (2) members: Juliet Thompson (chair) and Timothy J. Barberich. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission (“SEC”); and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our board of directors has determined that Juliet Thompson is an “audit committee financial expert,” as the SEC has defined that term. Our audit committee’s role and responsibilities are set forth in the audit committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The audit committee, among other things, oversees our corporate accounting and financial reporting, including auditing of our financial statements, reviewing the performance of our internal audit function and the qualifications, independence, performance and terms of engagement of our external auditor.

Compensation Committee. Our compensation committee met one (1) time during fiscal 2017. This committee currently has two (2) members: Timothy J. Barberich (chair) and Dr. Oern Stuge. All members of the compensation committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. All members of the compensation committee qualify as independent under the current definition promulgated by the ASX. Our compensation committee’s role and responsibilities are set forth in the compensation committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The compensation committee, among other things, establishes, amends, reviews and approves the compensation and benefit plans with respect to our senior management and employees including determining individual elements of total compensation of our chief executive officer and other members of senior management. The compensation committee is also responsible for reviewing the performance of our executive officers with respect to these elements of compensation.

Nominating and Corporate Governance Committee.    Our nominating and corporate governance committee met twice (2) during fiscal 2017 and has two (2) members: Daniel Moore (chair) and Oern R. Stuge. All members of the nominating and corporate governance committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. All members of the nominating and corporate governance committee qualify as independent under the current definition promulgated by the ASX. The nominating and corporate governance committee’s role and responsibilities are set forth in the nominating and corporate governance committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The nominating and corporate governance committee, among other things, recommends the director nominees for each annual meeting and ensures that the audit, compensation and nominating and corporate governance committees of the board have the benefit of qualified and experienced independent directors.

In addition, under our current Board Charter, the nominating and corporate governance committee will review annually the results of the evaluation of the board and its committees, and the needs of the board for various skills, experience, expected contributions and other characteristics in determining the director candidates to be nominated at the annual meeting. The nominating and corporate governance committee will evaluate candidates for directors proposed by directors, stockholders or management in light of the committee’s views of the current needs of the board for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee. If the nominating and corporate governance committee believes that the board requires additional candidates for nomination, the committee may engage, as appropriate, a third-party search firm to assist in identifying qualified candidates. All nominees for director positions will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for nonincumbent nominees, at the discretion of the nominating and corporate governance committee.

The nominating and corporate governance committee will review a reasonable number of candidates for director recommended by a single stockholder who has held over 5% of our common stock for over one year and who satisfies the notice, information and consent provisions set forth in our bylaws. Candidates so recommended will be reviewed using the same process and standards for reviewing board recommended candidates. If a stockholder wishes to nominate a candidate for director, it must follow the procedures described in our bylaws and in “Stockholder Proposals for 2019 Annual Meeting” at the end of this proxy statement.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to our directors, executive officers and all other employees. A copy of that code is available on our corporate website at http://www.gidynamics.com. Any amendments to the code of business conduct and ethics, and any waivers thereto involving our executive officers, also will be available on our corporate website. A printed copy of these documents will be made available upon request. The content on our website is not incorporated by reference into this proxy statement.

Stockholder Communications to the Board

Communications to directors must be in writing and sent in care of the Company’s corporate secretary to GI Dynamics, Inc., Post Office Box 51915, Boston, Massachusetts 02205, U.S.A., Attention: Corporate Secretary or delivered via e-mail to corporatesecretary@gidynamics.com. The name(s) of any specific intended board recipient(s) should be noted in the communication.

A copy of each communication received since the date of the last board meeting shall be distributed to each director in advance of each regularly scheduled board meeting, except items that are unrelated to the duties and responsibilities of the board, such as: spam, junk mail and mass mailings, business solicitations and advertisements, and communications that advocate the Company’s engaging in illegal activities or that, under community standards, contain offensive, scurrilous or abusive content.

The Company’s corporate secretary shall be responsible for and oversee the receipt and processing of stockholder communications to board members. An acknowledgement of receipt shall be sent by the corporate secretary or assistant secretary to each stockholder submitting a communication. The Company’s corporate secretary shall retain a copy of each communication for one year from the date of its receipt by the Company. The board of directors or individual directors so addressed shall be advised of any communication withheld for safety or security reasons as soon as practicable. The corporate secretary shall relay all communications to directors absent safety or security issues.

Compensation Committee Interlocks and Insider Participation

The compensation committee consists of two (2) non-executive directors: Timothy J. Barberich (chair) and Dr. Oern Stuge. No member of the compensation committee is, or was formerly, one of our executive officers or employees. No interlocking relationship exists between the board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Certain Relationships and Related Party Transactions

There are no existing agreements or arrangements and there are no currently proposed transactions in which the Company was, or is to be, a participant, in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, beneficial owner of more than 5% of our common stock, or entities affiliated with them, had or will have a material interest, except that (i) in September 2011, we entered into agreements with certain of our directors and substantial stockholders with respect to the conversion of the then existing preferred stock into common stock, the repayment of our outstanding convertible term notes and purchases of our CDIs by the note holders in our initial public offering on the ASX, (ii) in June 2017, we issued a convertible term promissory note in the aggregate principal amount of $5.0 million to Crystal Amber Fund Limited, our largest stockholder, which note accrues interest at 5% per annum compounded annually, is secured by substantially all of our personal property, matures on December 31, 2018, and contains certain provisions for conversion during the term of the note, and (iii) in January 2018, we entered into an agreement to offer and sell an aggregate of 27,391,756 CDIs (equivalent to 547,835 shares of common stock) at an issue price of A$0.035 per CDI to Crystal Amber Fund Limited in a private placement, which offer and sale was consummated in March 2018.

Policies and Procedures for Review and Approval of Related Party Transactions

We have adopted a policy and procedure for related party transactions. Our audit committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our common stock, immediate family members of the foregoing persons and any other persons whom the board determines may be considered related parties of the Company, has or will have a direct or indirect material interest. The audit committee or its chairman, as the case may be, will only approve those related party transactions that are determined to be in, or are not inconsistent with, the best interests of the Company and its stockholders, after taking into account all available facts and circumstances as the audit committee or the chairman determines in good faith to be necessary. Transactions with related parties will also be subject to stockholder approval to the extent required by the listing rules of ASX (“Listing Rules”).

Executive Officers

The following table sets forth certain information regarding our current executive officers who are not also directors.

Name	Age	Position
Scott Schorer	49	President and Chief Executive Officer
Brian Callahan	50	Chief Compliance Officer
Dave Bruce	40	Director, Finance

Scott Schorer—President and Chief Executive Officer

Scott Schorer has served as our president and chief executive officer since March 2016. Mr. Schorer has served as a consultant to numerous boards and CEOs across a wide variety of companies in the medical device, biologics and related markets. He was Chief Executive Officer of PlasmaTech Biopharmaceuticals, Inc. from September 2014 to June 2015. From May 2010 to September 2014, Mr. Schorer ran an interim leadership and strategic consulting practice under the name of SSMC. From February 2009 to May 2010, Mr. Schorer led the

turnaround effort at Systagenix Wound Management, the former Advanced Wound Care division of Johnson & Johnson, as President of the Americas. Prior to that, Mr. Schorer founded and led IST: Innovative Spinal Technologies, where he served as CEO for eight years until February 2009, during which time IST received CE Mark and FDA approvals for five products before the company was sold to Integra Spine. Prior to IST, he co- founded and was CEO of CentriMed, leading to an acquisition by Global Healthcare Exchange (“GHX”). Mr. Schorer began his medical device career as a sales representative for a surgical distributor following his career as an infantry officer in the 82nd Airborne Division as a rifle and scout platoon leader. He has led financing for over $120 million in public and private equity financings. Mr. Schorer is also a co-inventor of 6 patents, and holds Bachelor of Arts and Bachelor of Engineering degrees from Dartmouth College, where he was also captain of the men’s crew.

Brian Callahan – Chief Compliance Officer

Brian Callahan has served as our chief compliance officer since May 2016. Mr. Callahan is an accomplished senior compliance executive with more than 25 years of experience in the medical device, pharmaceutical and biologics industries. Prior to joining GI Dynamics, Mr. Callahan was consulting from 2012 to 2016 with Vertex Pharmaceuticals as a senior compliance advisor and the FDA as a third-party certifier for an international project in Russia, Ukraine, and the United States. Prior to that, Brian was an Executive Vice President of Clinical, Quality and Regulatory Affairs at Histogenics Corporation from April 2010 to September 2012, where he was instrumental in raising $49 million to restart the NeoCart Pivotal Phase III study. Prior to joining Histogenics, Brian was consulting for eight years for Pharmaceutical, Medical Device, and Biologic global companies. In 2002, Mr. Callahan founded EEC & Associates, a global compliance consulting company providing clinical, regulatory and quality services to domestic and international life science companies. He began his career in the United States Army as a nuclear weapons specialist and has experience working for Johnson & Johnson, Covidien and Quintiles. Mr. Callahan has a BS in Electrical Engineering Technology from Fitchburg State University.

Dave Bruce – Director, Finance

Mr. Bruce has served as our Director, Finance, since April 2018 and, prior to that, as our General Accounting Manager since October 2016. Mr. Bruce served as Accounting Manager at Nutraclick LLC from April 2014 to October 2016 and, before that, as a consultant at Triton Resources from July 2010 to April 2014, where he acted as Controller for several companies in the biotechnology industry, including GNS Healthcare, Broad Institute, Stromedix and Daktari Diagnostics. Mr. Bruce has more than 15 years of accounting experience in the pharmaceutical, health and wellness, and fast casual restaurant industries, and holds both a BS in Accounting and an MBA with a concentration in Finance from Northeastern University.

We have employment agreements in place with each of Mr. Schorer and Mr. Callahan. We do not have an employment agreement with Mr. Bruce, who is an at-will employee.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid during the fiscal years ended December 31, 2017 and December 31, 2016 to (1) our current president and chief executive officer, and (2) our next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2017 and were serving as executive officers as of such date. The table includes one additional executive who would have been among the three most highly compensated executive officers except for the fact that he was not serving as an executive officer of the Company as of the end of 2017.

Name and Principal Position		Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott W. Schorer	(4)	2017	$400,000	$-	$-	$133,068	$-	$-	$-	$533,068
President and Chief Executive Officer		2016	$310,769	$-	$200,000	$200,000	$93,370	$-	$1,776	$805,915

Brian Callahan	(5)	2017	$350,000	$-	$-	$76,077	$-	$-	$-	$426,077
Chief Compliance Officer		2016	$225,481	$-	$94,155	$62,770	$67,890	$1,776	$-	$452,072

Karl-Heinz Blohm, Ph.D.	(6)	2017	$282,240	$-	$-	$-	$-	$-	$-	$282,240
Vice President, International		2016	$254,073	$-	$-	$101,250	$54,623	$-	$40,382	$450,328

1)	The amounts in the “Stock Awards” column do not reflect compensation actually received by our executive officers. Rather, these amounts represent the aggregate grant date fair value of all service based RSUs and the target value of the performance based RSUs granted during each fiscal year computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, excluding the impact of estimated forfeitures. The aggregate fair value of these stock awards is determined using the market value of our common stock which is derived from the market value of our CDIs on the ASX, converted to a USD equivalent and adjusting for the ratio of 1 share of common stock per 50 CDIs and using the exchange rate as published by the Reserve Bank of Australia in effect on the date of grant, multiplied by the aggregate number of restricted stock units granted. A discussion of the assumptions used in calculating the grant date fair value may be found in “Note 14 – Share Based Compensation” in the notes to our Financial Statements included in our Annual Report on Form 10-K.
2)	The amounts in the “Option Awards” column represent the aggregate grant date fair value for option awards awarded during fiscal years 2017 and 2016 computed in accordance with the provisions of FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the assumptions used in determining grant date fair value may be found in “Note 14 – Share Based Compensation” in the notes to our Financial Statements included in our Annual Report on Form 10-K.
3)	Payments listed in the “Non-Equity Incentive Plan Compensation” column reflect discretionary performance-based awards made by our board for the named executive officers for fiscal years 2017 that were paid in January 2017.
4)	Mr. Schorer was hired as our President and Chief Executive Officer in March 2016 at an annual base salary of $400,000 per year. In connection with Mr. Schorer’s appointment, he was awarded an option to purchase 250,000 shares of the Company’s common stock (“Options”). In addition, the Company granted Mr. Schorer performance stock units (“PSUs”) equal to 250,000 shares of the Company’s common stock. In 2017, the Company granted Mr. Schorer 170,600 Options. The amount included in “All other Compensation” for Mr. Schorer represents amounts paid by the Company on his behalf for life insurance.
5)	Mr. Callahan was hired as our Chief Compliance Officer and Executive Vice President Clinical, Regulatory and Quality in May 2016 at an annual base salary of $350,000 per year. In connection with Mr. Callahan’s appointment, he was awarded an option to purchase 95,106 shares of the Company’s common stock. In addition, the Company made two grants of PSUs to Mr. Callahan, equal to 95,106 shares of the Company’s common stock and equal to 47,553 shares of the Company’s common stock. In 2017, the Company granted Mr. Callahan 97,535 Options. The amount included in “All other Compensation” for Mr. Callahan represents amounts paid by the Company on his behalf for life insurance.

6)	Mr. Blohm, resigned from the Company effective October 15, 2017. All of Mr. Blohm’s compensation was paid by us in Euros and the amounts reported reflect the conversion of Mr. Blohm’s compensation using the average exchange rate of Euros to U.S. Dollars during the fiscal year reported. In fiscal 2016, Mr. Blohm received an option grant for 75,000 shares of common stock that was awarded by our board. Mr. Blohm’s employment agreement provides that Mr. Blohm receive a monthly housing allowance. The amount included in “All other Compensation” for Mr. Blohm represents the annual cost of the housing allowance in U.S. Dollars using the average exchange rate of Euros to U.S. Dollars during the fiscal year reported.

Narrative Disclosure To Summary Compensation Table

Employment Agreements, Offer Letters and Separation Agreements

The following section summarizes the employment agreements, offer letters and separation agreements we have entered into with our named executive officers. For purposes of the employment agreements and offer letters, we use the following terms:

(i) “cause” to mean termination of employment as a result of the employee’s conviction of a crime involving moral turpitude, any material act of dishonesty by the employee involving the Company or a breach by the employee of his or her obligations under the terms of the non-competition, non-solicitation or non-disclosure agreements with the Company; and (ii) “constructive termination” to mean a material diminution in the employee’s title, responsibilities or duties, a material breach of the offer letter by us, a material reduction in the employee’s compensation or the relocation of the Company’s office beyond a 25-mile radius from its current location.

Scott Schorer

In March 2016, we entered into an executive employment agreement with Mr. Schorer to serve as our president and chief executive officer. We amended Mr. Schorer’s employment agreement in January 2017. Mr. Schorer’s agreement provided for, among other things: (i) an initial annual base salary of $400,000, subject to review by the board, (ii) eligibility to receive an annual bonus at a target amount of 30% of his base salary if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Schorer’s potential annual bonus to 40% of his base salary.

Under the terms of the employment agreement, upon his Commencement Date, Mr. Schorer was granted 250,000 Options. The Options are exercisable at a price equal to the closing price on the Commencement Date and will vest as to 25% of the shares on the first anniversary of the Commencement Date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. Upon the Commencement Date, the Company also granted Mr. Schorer PSUs equal to 250,000 shares of the Company’s common stock. The shares underlying these PSUs will be issued to Mr. Schorer according to certain performance targets as detailed in the Employment Agreement. One quarter of the PSUs will lapse if they have not vested by June 30, 2019, an additional one quarter of the PSUs will lapse if they have not vested by June 30, 2020, and the remainder of the PSUs will lapse if they have not vested by January 30, 2021. None of the shares underlying these PSUs have been issued as of April 7, 2018.

The employment agreement provides that if Mr. Schorer’s employment with the Company is terminated by the Company without Cause (as defined in the employment agreement) or by Mr. Schorer for Good Reason (as defined in the employment agreement), subject to his execution of a release of claims agreement acceptable to the Company, he will be entitled to continuation of salary for up to 12 months, and payment of health insurance premiums necessary to continue health insurance coverage under COBRA for up to 12 months.

In addition, if a Change of Control (as defined in the employment agreement) takes place, upon the consummation of such Change of Control, 100% of Mr. Schorer’s unvested Options and PSUs shall vest and become immediately exercisable.

Brian Callahan

On April 13, 2018, the Company terminated Mr. Callahan’s employment, with such termination to be effective May 15, 2018.

In May 2016, we entered into an executive employment agreement with Mr. Callahan to serve as our Chief Compliance Officer and Executive Vice President Clinical, Regulatory and Quality. We amended Mr. Callahan’s employment agreement in January 2017. Mr. Callahan’s agreement provided for, among other things: an initial annual base salary of $350,000, subject to review by the board, (ii) eligibility to receive an annual bonus at a target amount of 30% of his base salary if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Callahan’s potential annual bonus to 35% of his base salary.

Under the terms of the employment agreement, upon his Commencement Date, Mr. Callahan was awarded 95,106 Options. The Options are exercisable at $0.66 per share and vest as to 25% of the shares on the first anniversary of the Commencement Date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. In addition, under the terms of his employment agreement, the Company made two grants of PSUs to Mr. Callahan, the first equal to 95,106 shares of the Company’s common stock and the second equal to 47,553 shares of the Company’s common stock. The Shares underlying these PSUs will be issued to Mr. Callahan according to certain performance targets as detailed in his employment agreement. None of the Shares underlying these PSUs have been issued as of April 7, 2018.

The employment agreement provides that if Mr. Callahan’s employment with the Company is terminated by the Company without Cause (as defined in the employment agreement) or by Mr. Callahan for Good Reason (as defined in the employment agreement), subject to his execution of a release of claims agreement acceptable to the Company, he will be entitled to continuation of salary for up to 12 months, and payment of health insurance premiums necessary to continue health insurance coverage under COBRA for up to 12 months.

In addition, if a Change of Control (as defined in the employment agreement) takes place, upon the consummation of such Change of Control, 100% of Mr. Callahan’s unvested Options and PSUs shall vest and become immediately exercisable.

Karl-Heinz Blohm, Ph.D.

On August 30, 2017, Karl-Heinz Blohm, Ph.D., informed GI Dynamics, Inc. of his resignation as the Vice President, International, of the Company effective as of October 15, 2017.

In January 2013, in connection with Mr. Blohm’s continued employment with us, we entered into an employment agreement with Mr. Blohm to serve as our vice president, international. Mr. Blohm’s agreement provides for, among other things: (i) an annual base salary of €193,566 (approximately $219,000), subject to annual review, and (ii) eligibility to receive an annual bonus, if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Blohm’s annual salary to €199,400 (approximately $225,000). We also agreed to pay for up to €3,041 (approximately $3,400) per month for housing in the vicinity of our European office.

Our agreement with Mr. Blohm further provided that if Mr. Blohm’s employment was terminated by us without cause, he would have been entitled to continuation of fifty percent (50%) of his salary and benefits for 12 months.

In addition, if a Change of Control (as defined in the employment agreement) were to take place, upon the consummation of such Change of Control, an additional 50% of Mr. Blohm’s then unvested stock options and 100% of the then unvested PSUs 100% would have vested and become immediately exercisable.

Mr. Blohm has also agreed, among other things, during the term of his employment and for one year thereafter not to engage in any competing activities with the business of the Company.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table shows all outstanding equity awards for the named executive officers in the Summary Compensation Table as of December 31, 2017.

		Option Awards					Stock Awards
Name		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott W. Schorer(1) President and Chief Executive Officer	2017 2016	31,986 109,375	138,614 140,625	$ $	0.78 0.80	1/12/2027 3/23/2026	— 250,000	$ $	— 272,000

Brian Callahan(2)	2017	18,285	79,250		$0.78	1,12,2027	—		$—
Chief Compliance Officer	2016	35,664	59,442		$0.66	5,9,2026	95,126 47,533	$ $	103,687 51,811

Karl-Heinz Blohm, Ph.D.(3)	2017	—	—		$—		—		$—
Vice President, International	2016	18,750	56,250		$1.35	1/15/2018	10,842		$11,818
		7,920	4,735		$5.38	1/15/2018
		5,300	481		$38.30	1/15/2018
		5,199	—		$44.40	1/15/2018
		40,000	—		$5.90	1/15/2018

(1)	The option and stock awards shown for Mr. Schorer were issued consistent with the terms of his Employment Agreement. The Options granted in 2016 vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. The Options granted in 2017 will vest quarterly over four years, provided that he remains employed by the Company on the vesting dates. The stock award was issued in the form of performance stock units (“PSUs”). The PSUs will be issued to Mr. Schorer according to certain performance targets as detailed in his Employment Agreement.
(2)	The option and stock awards shown for Mr. Callahan were issued consistent with the terms of his Employment Agreement. The Options granted in 2016 vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. The Options granted in 2017 vest quarterly over four years, provided that he remains employed by the Company on the vesting dates. The stock awards were issued in the form of performance stock units (“PSUs”). The PSUs were to be issued to Mr. Callahan according to certain performance targets as detailed in his Employment Agreement. On April 13, 2018, the Company terminated Mr. Callahan’s employment, effective May 15, 2018.
(3)	In fiscal 2016, Mr. Blohm was awarded and option to purchase 75,000 shares of the Company. The Options were to vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. Mr. Blohm resigned from the Company effective October 15, 2017. As of December 31, 2017, Mr. Blohm had 18,750 outstanding exercisable shares. All of Mr. Blohm’s shares were cancelled as of March 30, 2018.

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following or in connection with the retirement of our employees, other than our 401(k) retirement plan which is available for all of our employees, including our named executive officers.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Potential Payments upon Termination or Change of Control

Upon termination of employment without cause or a resignation for good reason, our named executive officers and our current chief executive officer, Scott Schorer, are entitled to receive certain severance payments and other benefits. In determining whether to approve and in setting the terms of such severance arrangements, our compensation committee and our board recognize that executives, especially highly-ranked executives, often face challenges securing new employment following termination. We have agreed to provide severance benefits to our named executive officers and our current chief executive officer, as described below.

Scott Schorer. Severance amounts for termination without cause or a resignation for good reason for Mr. Schorer include: (A) an amount equal to six months of his base salary to be paid over a six-month period (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Schorer will be entitled to receive 12 months of his base salary to be paid over a 12-month period); a pro-rata portion of Mr. Schorer’s at- target performance bonus as then in effect for the calendar year in which the termination occurs; and (C) COBRA premiums paid by the Company for Mr. Schorer and Mr. Schorer’s eligible dependents for up to six months after the termination date (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Schorer will be entitled to such COBRA premium payments for up to 12 months after the termination date). Mr. Schorer’s offer letter also provides that 100% of any unvested stock options and performance stock units will immediately vest and become exercisable as of the consummation of a change in control in the Company.

Brian Callahan. Severance amounts for termination without cause or a resignation for good reason for Mr. Callahan include: (A) an amount equal to six months of his base salary to be paid over a six-month period (unless such termination occurs after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Callahan will be entitled to receive 12 months of his base salary to be paid over a 12-month period); (B) a pro-rata portion of Mr. Callahan’s at-target performance bonus as then in effect for the calendar year in which the termination occurs; and (C) COBRA premiums paid by the Company for Mr. Callahan and Mr. Callahan’s eligible dependents for up to six months after the termination date (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Callahan will be entitled to such COBRA premium payments for up to 12 months after the termination date). Mr. Callahan’s offer letter also provides that 100% of any unvested stock options and performance stock units will immediately vest and become exercisable as of the consummation of a change in control in the Company. On April 13, 2018, the Company terminated Mr. Callahan’s employment, with such termination to be effective May 15, 2018.

Karl Heinz-Blohm. Mr. Heinz-Blohm resigned his employment with the Company effective October 15, 2017.

We believe that our named executive officers’ and our current chief executive officer’s severance packages are in line with severance packages offered to executive officers of similar rank at companies of similar size to us in our industry.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2017 to each of our non-employee directors who received compensation for their service as directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Daniel J. Moore	$75,578	$—	$—	$—	$—		$—	$75,578

Timothy J. Barberich	$63,000	$—	$—	$—	$—	$ $	— —	$63,000

Graham J. Bradley, AM	$55,412	$—	$—	$—	$—	$ $	— —	$55,412

Anne J. Keating	$53,350	$—	$—	$—	$—		$—	$53,350

Oern R. Stuge, M.D.	$52,656	$—	$22,800	$—	$—		$—	$75,456

Juliet Thompson(1)	$23,239	$—	$50,100	$—	$—		$—	$73,339

(1)	Juliet Thompson’s option award grant is subject to stockholder approval at the 2018 annual meeting of stockholders

There were no stock or option awards to directors in fiscal 2017 except as noted for Oern R. Stuge, M.D. and Juliet Thompson.

In August 2011, our board adopted a non-executive director compensation policy, which was amended in May 2014 and further amended in January 2017, pursuant to which the non-executive directors will be compensated for their service on our board including as members of the various committees of our board. The number of directors on our board is determined from time to time by our board, up to a maximum of ten directors. The material terms of the policy are as follows:

•	each non-executive director will receive an annual fee of $50,000 payable for the director’s service during the year;

•	the chairman of our board will receive an additional annual fee of $25,000 payable for that director’s service during the year;

•	each non-executive director who serves as either a member or chair of certain committees of our board will receive an additional annual fee for their work on such committee as either a member or chair as follows:

•	audit committee: chair ($15,000) and member ($3,000);

•	compensation committee: chair ($10,000) and member ($2,000); and

•	nominating and corporate governance committee: chair ($5,000) and member ($1,000).

These fees are payable quarterly in arrears as of the last day of each fiscal quarter. Each director is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of our board and any committee on which he or she serves.

Each of our non-executive directors received an initial grant of non-qualified options to purchase 13,000 shares of our common stock at the initial public offering price. These options were granted on August 1, 2011 to our then-serving non-executive directors and vest as to 20% of the shares on the first anniversary of the grant date and to an additional 1.667% of the total shares on the same day of each month thereafter until August 1, 2016, subject to the director’s continued service on our board.

Each non-executive director whose service on our board commences at or following January 12, 2017 was granted a non-qualified stock option to purchase 30,000 shares of our common stock under our 2011 Stock

Plan on the date of his or her initial appointment or election to our board and furthermore, each continuing director thereafter shall be granted a non-qualified stock option to purchase 8,000 shares of our common stock under our 2011 Stock Plan. Each option granted upon initial appointment shall vest over three years from the date of the grant in (i) one installment of 33% of the shares on the first anniversary of the date of the grant and (ii) 24 substantially equal monthly installments thereafter, each subject to the non-executive director’s continued service on our board. Each option granted to a continuing director shall grant in full on the first anniversary of the date of the grant.

In January 2014, at the recommendation of our compensation consultant, the board amended our non- executive director compensation policy to reflect that beginning in 2014, each non-executive director shall be granted a non-qualified stock option to purchase 1,000 shares of our common stock and a restricted stock unit for 1,000 shares of our common stock under the 2011 Stock Plan each year. Each such award shall vest in full on the first anniversary of the grant date, each subject to the non-executive director’s continued service on our board. On March 21, 2016, the board of directors waived the 2016 annual grant of stock options to purchase 1,000 shares of our common stock and a restricted stock unit for 1,000 shares of our common stock under our 2011 Stock Plan to each of our non-executive directors under our current non-executive director compensation policy.

In January 2017, the board amended our non-executive director compensation policy to reflect that beginning in 2017, each non-executive director shall be granted a non-qualified stock option to purchase 8,000 shares of our common stock under the 2011 Stock Plan each year. Each such award shall vest in full on the first anniversary of the grant date, each subject to the non-executive director’s continued service on our board.

As a result of our listing on the ASX, all equity grants to directors are subject to stockholder approval under the ASX Listing Rules.

Unless otherwise specified by our board or the compensation committee at the time of grant, all options granted under this policy shall (i) have an exercise price equal to the fair market value of the Company’s common stock as determined pursuant to the 2011 Stock Plan on the date of grant and (ii) such options shall become exercisable in full immediately prior to a change of control of the Company. Our non-executive directors in Australia will also be subject to a six-month restriction on selling any of our common stock or CDIs following the exercise of their options.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with regard to shares authorized for issuance under our equity compensation plans as of December 31, 2017. As of December 31, 2017, we had two active equity compensation plans, each of which was approved by our stockholders:

•	Our 2003 Omnibus Stock Plan; and
•	Our 2011 Employee, Director and Consultant Equity Incentive Plan.

Plan Category	Number of shares to be issued upon exercise of outstanding options or vesting of restricted stock units	Weighted-average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans[1]

Equity compensation plans approved by security holders	1,384,880	9.77	1,181,920

Equity compensation plans not approved by security holders	–		–
Total	1,384,880	9.77	1,181,920

1)    Our 2011 Employee, Director and Consultant Equity Incentive Plan allows for an annual increase in the number of shares available for issue commencing on the first day of each fiscal year during the period beginning in fiscal year 2012 and ending in fiscal year 2020. The annual increase in the number of shares shall be equal to the lowest of: (i) 500,000 shares; (ii) 4% of the number of common shares outstanding as of such date; and (iii) an amount determined by our board of directors or our compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2018, information regarding beneficial ownership of our common stock, and common stock held as CDIs, by the following:

•	each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;
•	each of our directors;
•	each of our named executive officers; and
•	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable within 60 days of March 31, 2018. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 12,333,101 shares of outstanding common stock, or common stock equivalent CDIs, outstanding on March 31, 2018. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of March 31, 2018, to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Following our reverse stock split effected on April 9, 2015, because CDIs represent one-fiftieth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of common stock may result in fractional shares of common stock. In the following table, the number of shares of common stock owned by each beneficial owner is rounded down to the nearest whole share of common stock.

Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o GI Dynamics, Inc., PO Box 51915, Boston, MA 02205, U.S.A.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Shareholders
Crystal Amber Fund Limited(1)	5,855,129	47.47%
Medtronic, Inc.(2)	782,308	6.34%
Advanced Technology Ventures and Affiliated Entities(3)	663,455	5.38%

Directors and Executive Officers
Daniel J. Moore(4)	10,000	*
Timothy J. Barberich(5)	17,638	*
Oern Stuge(6)	12,500	*
Juliet Thompson	—	—
Scott W. Schorer(7)	178,312	1.43%
Brian Callahan(8)	78,032	*
All directors and executive officers as a group (6 persons)(9)	296,482	2.35%

*	Indicates less than 1%
(1)	Based upon our corporate records and the information provided by Crystal Amber Fund Limited (“CAFL”), in a Notice of Change of Interests of Substantial Holder (Form 604) filed with the ASX on March 8, 2018, reporting as of March 8, 2018. The address for CAFL is Heritage Hall, PO Box 225, Le Marchant Street, St. Peter Port, Guernsey.
(2)	Based upon our corporate records and the information provided by Medtronic, Inc. in a Schedule 13G/A filed on February 16, 2016, reporting as of January 26, 2015. According to this Schedule 13G/A, Medtronic, Inc. has sole voting power with respect to 782,308 shares of common stock, sole dispositive power with respect to all of these shares, and shared voting and dispositive power with respect to none of these shares. The address for Medtronic, Inc. is 710 Medtronic Parkway, Minneapolis, MN 55432.
(3)	Based upon our corporate records and the information provided by Advanced Technology Ventures to us on April 11, 2018, consists of (i) 540,968 shares held by Advanced Technology Ventures VII, L.P.

(“ATV VII”), (ii) 21,709 shares held by Advanced Technology Ventures VII (B), L.P. (“ATV VII-B”), (iii) 10,434 shares held by Advanced Technology Ventures VII (C), L.P. (“ATV VII-C”), (iv) 3,224 shares held by ATV Entrepreneurs VII, L.P. (“ATV VII-E” and together with ATV VII, ATV VII-B, ATV VII-C, collectively referred to as the “ATV VII Entities”), (v) 90,344 shares held by Advanced Technology Ventures VI, L.P. (“ATV VI”), 5,767 shares held by ATV Entrepreneurs VI, L.P. (“ATV VI-E” and together with ATV VI, collectively referred to as the “ATV VI Entities”), and 330 shares held by ATV Alliance 2002, L.P. (“ATV Alliance”, which together with the ATV VI Entities and ATV VII Entities are collectively referred to as the “ATV Entities”). Voting and dispositive decisions of the ATV VII Entities are made by a board of six managing directors (the “ATV VII Managing Directors”), each of whom disclaims beneficial ownership of the shares held by the ATV VII Entities. Voting and dispositive decisions of the ATV VI Entities are made by a board of five managing directors (the “ATV VI Managing Directors”), each of whom disclaims beneficial ownership of the shares held by the ATV VI Entities. Each of ATV VII Entities and ATV VI Entities disclaims beneficial ownership of any shares held by any of the ATV Entities. The address for Advanced Technology Ventures is 500 Boylston Street, Suite 1380, Boston, MA 02116.
(4)	Includes 10,000 shares subject to options exercisable within 60 days of March 31, 2018.
(5)	Includes 15,000 shares subject to options exercisable within 60 days of March 31, 2018.
(6)	Includes 12,500 shares subject to options exercisable within 60 days of March 31, 2018.
(7)	Includes 178,312 shares subject to options exercisable within 60 days of March 31, 2018.
(8)	Includes 78,032 shares subject to options exercisable within 60 days of March 31, 2018.
(9)	Includes 293,844 shares subject to options exercisable within 60 days of March 31, 2018.

REPORT OF AUDIT COMMITTEE

The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of the ASX, has furnished the following report:

The audit committee assists the board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the board, which is available on our website at www.gidynamics.com. This committee reviews and reassesses our charter annually and recommends any changes to the board for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Moody, Famiglietti & Andronico, LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2017, the audit committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with management and Moody, Famiglietti & Andronico, LLP, our independent registered public accounting firm;

•	Discussed with Moody, Famiglietti & Andronico, LLP the matters required to be discussed in accordance with Auditing Standard No. 16—Communications with Audit Committees; and

•	Received written disclosures and the letter from Moody, Famiglietti & Andronico, LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Moody, Famiglietti & Andronico, LLP communications with the audit committee and the audit committee further discussed with Moody, Famiglietti & Andronico, LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management Moody, Famiglietti & Andronico, LLP and Ernst & Young LLP (“EY”), the audit committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

Members of the GI Dynamics, Inc. Audit Committee

Timothy J. Barberich

Juliet Thompson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis. We received either a written statement from our directors and officers or know from other means that any required Forms 5 were filed or that no Forms 5 were required to be filed. At the date of this proxy statement, we had not received a written statement from Crystal Amber Fund Limited, our only greater than 10% stockholder, who did not file a Form 5.

AUDIT-RELATED MATTERS

Audit and Non-Audit Fees

In June 2016, the Company dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm effective as of such date. On and effective as of that same date, the Company engaged Moody, Famiglietti & Andronico, LLP (“MFA”), as approved by the audit committee of the Board of Directors of the Company, as the Company’s independent registered public accounting firm.

The following table presents fees for professional audit services rendered by both MFA and EY for the audit of our annual financial statements for the years ended December 31, 2017, and 2016, and fees billed for other services rendered by EY and MFA during those periods.

	2017	2016
Audit fees(1)	$141,323	$165,410
Audit related fees(2)	$—	$15,000
Tax fees(3)	$28,500	$22,145
All other fees	$1,000	$—

Total	$170,823	$202,555

(1) Audit fees for 2017 and 2016 were for professional services rendered for the audits of our financial statements, including accounting consultation, review of our Registration Statements on S-8, and reviews of our quarterly financial statements.

(2) Audit related fees for 2016, were for professional services rendered to consent to the inclusion of the audit of our financial statements for the fiscal years ended December 31, 2015 and 2014 in our Registration Statements on S-8.

(3) Tax fees for 2017 and 2016 were for tax compliance, tax planning and tax advice, including preparation of our federal and state tax returns and international taxation advice.

Policy Regarding Pre-Approval of Audit and Permissible Non-audit Services Provided by the Independent Public Accountant

The audit committee is responsible for approving in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approving the fees and other terms of any such engagement. Of the services described above performed by MFA in 2017 and 2016, all were pre-approved by the audit committee and no fees were paid under a de minimus exception that waives pre-approval for certain non-audit services.

STOCKHOLDER PROPOSALS

Our bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our corporate secretary must be received at our principal executive offices not less than 45 days and no more than 75 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2019 Annual Meeting, such a proposal must be received by the Company on or after March 11, 2019 (U.S. Eastern Daylight Time) but no later than April 10, 2019 (U.S. Eastern Daylight Time). If the date of the 2019 Annual Meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the 2018 Annual Meeting, notice must be received no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 50 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2019 Annual Meeting

OTHER MATTERS

The board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

Boston, Massachusetts

May     , 2018

Annex A

GI DYNAMICS, INC.

P.O. Box 51915

Boston, MA 02205

May 1, 2018

Crystal Amber Fund Limited

PO Box 225 – Heritage Hall

Le Marchant Street

St. Peter Port. Guernsey. GY1 4HY

RE: Binding Letter of Intent

Ladies and Gentlemen:

This binding letter agreement (this “Letter Agreement”) states the basis on which you, as the investor (the “Investor”), shall loan an aggregate principal amount of One Million Seven Hundred and Fifty Thousand dollars (US$1,750,000) (the “Loan Amount”) to GI Dynamics, Inc., a Delaware corporation (the “Company”), subject to the condition precedent set forth in Paragraph 2 below.

1. Note and Warrant Purchase Agreement. Subject to Paragraph 2 hereof, the Parties agree to enter into a Note and Warrant Purchase Agreement, substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”), pursuant to which, among other things, (i) the Investor shall purchase, and the Company shall issue and sell to the Investor, a senior unsecured convertible promissory note in an aggregate principal amount equal to the Loan Amount and in substantially the form attached hereto as Exhibit B (the “Note”), convertible, at the option of the Investor, into CHESS Depositary Interests (“CDIs”) (with each CDI representing 1/50th of a share of the Company’s common stock, $0.01 par value per share (the “Common Stock”)) or, in the event the Company is not then listed on the Australian Securities Exchange, Common Stock, as set forth in the Note, and (ii) the Company shall issue to the Investor a Warrant, in substantially the form attached hereto as Exhibit C (the “Warrant”), to purchase CDIs or Common Stock as set forth in the Warrant.

2. Stockholder Approval. The Australian Securities Exchange Listing Rules require that the Company receive approval from its stockholders prior to entering into the Purchase Agreement and entering into and issuing the Note and the Warrant. As such, the obligations of the Parties to enter into the Note Purchase Agreement and of the Company to issue the Note and Warrant pursuant thereto are subject at all times to the advance receipt of such stockholder approval. The Company expects to seek such approval at a meeting to be held on or before June 15, 2018. In the event the Company does not receive such stockholder approval by 11:59 pm U.S. Eastern time on June 15, 2018, this Letter Agreement shall automatically terminate with no further action required from either Party. Neither Party shall be liable to the other as a result of the Company’s failure to receive such stockholder approval by June 15, 2018.

3. Closing. Upon receipt of the requisite stockholder approval, the Parties shall execute the Purchase Agreement and consummate the transactions contemplated thereby, including the purchase and sale of the Note and the issuance of the Warrant, as soon as possible, but in any event, no later than three (3) business days, after receipt of such stockholder approval.

4. Binding Effect; Condition Precedent. Subject to the receipt of stockholder approval in accordance with Paragraph 2 hereof, this Letter Agreement is intended to be a binding agreement of the Parties to enter into the Purchase Agreement and consummate the transactions contemplated thereby, including the purchase and sale of the Note and the issuance of the Warrant.

5. Miscellaneous.

a. This Letter Agreement shall be governed, construed, and interpreted in accordance with the laws of the State of New York without regard to the conflicts of law rules of that state.

b. Should any part of this Letter Agreement be found by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Letter Agreement shall not be affected and each term shall be valid and enforced to the fullest extent permitted by law.

c. This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

d. This Letter Agreement and the Exhibits hereto constitute the entire agreement between the Parties as to the subject matter hereof, and supersede all prior written or oral promises or representations.

e. No amendments or modifications of this Letter Agreement will be binding upon either Party unless in writing and signed by both Parties.

[Signature page follows]

2

If you are in agreement with the foregoing, please sign and return a copy of this Letter Agreement to the Company not later than 5:00 p.m. on May 1, 2018 (U.S. Eastern Time) in the absence of which, at the Company’s option, this Letter Agreement shall expire and be deemed withdrawn.

Very truly yours,

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

ACCEPTED AND AGREED:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director Crystal Amber Asset Management (Guernsey) Limited

3

EXHIBIT A

NOTE AND WARRANT PURCHASE AGREEMENT

GI DYNAMICS, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

GI DYNAMICS, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of the [    ] day of [            ], 2018 (the “Effective Date”) by and among GI DYNAMICS, INC., a Delaware corporation (the “Company”), and CRYSTAL AMBER FUND LIMITED (the “Purchaser”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note (as defined below).

The parties hereby agree as follows:

1. TERMS OF THE LOAN AND THE WARRANT

1.1 The Loan. Subject to the terms of this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, a senior unsecured convertible promissory note in the aggregate principal amount of One Million Seven Hundred and Fifty Thousand dollars (US$1,750,000) (the “Loan Amount”) and in substantially the form attached hereto as Exhibit A (the “Note”). The Note may be converted into Chess Depositary Interests (“CDIs”) (with each CDI representing 1/50th of a share of the Company’s common stock, $0.01 par value per share (the “Common Stock”)) or Common Stock as provided in such Note.

1.2 The Warrant. In order to induce the Purchaser to enter into this Agreement, to purchase the Note and to make the loan evidenced thereby, the Company shall issue to the Purchaser at the Closing a warrant having a term that expires on the fifth (5th) anniversary of the Closing in substantially the form attached hereto as Exhibit B (the “Warrant”) to purchase CDIs or Common Stock as provided in such Warrant.

2. THE CLOSING

2.1 Closing Date. The closing of the purchase and sale of the Note and the Warrant (the “Closing”) shall be held on the Effective Date or at such other time as the Company and the Purchaser shall agree (the “Closing Date”).

2.2 Delivery. At the Closing (i) the Purchaser will deliver to the Company a check or wire transfer funds in an amount equal to the Loan Amount; (ii) the Company shall issue and deliver to the Purchaser (A) the Note and (B) the Warrant; and (iii) the Company shall execute and deliver such other documents as the Purchaser shall reasonably require.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, as follows:

3.1 Organization; Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its property and carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in the Commonwealth of Massachusetts and in each jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary.

3.2 Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement, the Note and the Warrant in favor of the Purchaser and any other document provided for herein or by any of the foregoing (collectively, as the same may from to time be amended, modified, supplemented or restated, the “Loan Documents”) and to carry out and perform its obligations under the terms of the Loan Documents and to issue CDIs in accordance with the terms thereof.

(a) Authorization. The execution and delivery of each of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Note, the issuance of the Warrant, the reservation of the Common Stock underlying the CDIs issuable upon conversion of the Note (the “Conversion CDIs”), the reservation of the Common Stock underlying the CDIs issuable upon exercise of the Warrant (the “Warrant CDIs” and, together with the Note, the Warrant, the Conversion CDIs and the Common Stock, “Securities”) and the issuance of the Conversion CDIs and the Warrant CDIs, was duly authorized by the Company’s board of directors. Other than those consents and authorizations obtained by the Company prior to the date hereof that are in full force and effect on the Closing Date, no further consent or authorization is required by the Company, its board of directors or its stockholders. Each of the Loan Documents has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, subject to laws of general application relating to equitable principles, bankruptcy, insolvency and the relief of debtors. Upon conversion of the Note into Conversion CDIs in accordance with the provisions of this Agreement and the Note, the Conversion CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in Section 2(e) of the Note). Upon the exercise of the Warrant in accordance with the provisions of this Agreement and the Warrant, the Warrant CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in Section 5(b) of the Warrant). The issuance of the Note (and the Conversion CDIs) and the Warrant (and the Warrant CDIs) pursuant to the provisions of this Agreement will not give rise to any preemptive rights or rights of first refusal granted by the Company, and the Note (and the Conversion CDIs) and the Warrant (and the Warrant CDIs) will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances; provided, however, that the Note and the Warrant (and the underlying securities) may be subject to restrictions on transfer as set out in the Loan Documents or under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed. The issuance and sale of the Note (and the Conversion CDIs) and the Warrant (and the Warrant CDIs) do not and will not cause any dilution adjustment in any existing securities of the Company, and the Purchaser hereby waives any dilution adjustment that might otherwise result from the issuance and sale of the Note (and the Conversion CDIs) or the Warrant (and the Warrant CDIs) pursuant to the terms of any existing security held by the Purchaser.

3.3 Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of the Loan Documents, the offer, sale or issuance of the Note, the Conversion CDIs, the Warrant and the Warrant CDIs, or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing, except for any notices required or permitted to be filed with certain foreign, state and/or federal securities commissions or stock exchanges, which notices will be filed on a timely basis.

3.4 No Conflicts. The execution, delivery and performance of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the Warrant and the reservation for issuance and issuance of the Conversion CDIs and the Warrant CDIs) will not (i) result in a violation of the certificate of incorporation or by-laws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party or by which the Company is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree including federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected. For the avoidance of doubt, the Purchaser agrees that the execution, delivery and performance of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby shall not conflict with or constitute a default under the Note Purchase Agreement, dated as of June 15, 2017, between the Company and the Purchaser, including, without limitation, the restriction on additional indebtedness set forth in Section 3.14 thereof.

3.5 Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note and the Warrant is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and has been registered or qualified (or is exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

3.6 Use of Proceeds. The Company shall use the proceeds of the sale and issuance of the Note for general corporate purposes.

3.7 Delivery of SEC Filings. The Company has provided the Purchaser with copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) since the filing of the Annual Report on Form 10-K and prior to the date hereof (collectively, the “SEC Filings”); which reports represent all filings required of the Company pursuant to the 1934 Act for such period. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.8 Conduct of Business; Regulatory Permits. To the knowledge of the Company, the Company is not in violation of any term of, or in default under, its Certificate of Incorporation, as amended and as in effect on the date hereof, or any certificate of designation of an outstanding series of stock of the Company or Bylaws, as amended and as in effect on the date hereof. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company does not and will not conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the ASX (defined below) and, assuming the Note and Warrant are issued, has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of its securities by the ASX in the foreseeable future. Except as set forth in its SEC Filings, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3.9 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the SEC, the ASX, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or affiliates, the Securities or any of the Company’s or its subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, which, if adversely determined, would have a material adverse effect on the Company’s business or financial condition.

3.10 Securities Laws. The Company shall timely make all filings and reports relating to the issuance of the Securities required under applicable securities laws, including filing any notice of sale of securities required by applicable law or regulation and complying with any applicable “blue sky” laws of the states of the United States. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.10. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the issuance of the Note or the Warrant in a manner that could require the registration of the Note or the Warrant under the Act.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows:

4.1 Purchase for Own Account. The Purchaser understands that the Securities have not been registered under the Act and the Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration. The Purchaser represents that, if it is permitted to acquire any Securities under the Note or the Warrant, it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same.

4.2 Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Purchaser hereby: (i) acknowledges that it has received all the information it has requested from the Company including, but not limited to, the SEC Filings, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3 Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.4 Rule 144. The Purchaser is aware that none of the Securities may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.5 Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

4.6 Regulation S. In issuing and selling the Securities, the Company may be relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Act; it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the closing; and notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the closing (the “Restricted Period”), the Note, the Warrant and the underlying securities may, subject to any restrictions contained in the Note or the Warrant, as applicable, be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and the Note or the Warrant, as applicable, and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or pursuant to an exemption from the registration requirements of the Act; or (B) the offer and sale is outside the United States and to other than a U.S. person. If the Purchaser is not a United States person, the Purchaser hereby represents that the Purchaser is satisfied as to the full observance of the laws of the Purchaser’s jurisdiction applicable to the Purchaser in connection with any invitation to subscribe for the Securities, including (i) the legal requirements within the Purchaser’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Securities. The Purchaser’s subscription and payment for, and the Purchaser’s continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction that are applicable to the Purchaser.

4.7 Rule 506(d). If the Purchaser beneficially owns twenty percent (20%) or more of the outstanding voting securities of the Company, calculated in accordance with Rule 506(d) of Regulation D of the Act, or may designate a director of the Company, the Purchaser hereby represents and warrants to the Company that the Purchaser has not been convicted of any of the felonies or misdemeanors or been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D of the Act.

4.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above and subject to any restrictions contained in the Note and the Warrant, as applicable, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, but subject to the terms of the Note and the Warrant, as applicable, no such registration statement or opinion of counsel shall be necessary for a transfer by the Purchaser to (i) any shareholder, partner, retired partner, member or former member of the Purchaser for no additional consideration or (ii) any affiliate, including affiliated funds, for no additional consideration, in each case if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Purchaser hereunder.

(d) Notwithstanding the provisions of paragraphs (a) and (b) above, the Company acknowledges and agrees that the Securities may be pledged by the Purchaser, and its successors and assigns, in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities, provided that any pledge of those Securities does not constitute an offer of those Securities for sale within 12 months after their issue such that it would require disclosure under section 707(3) of the Corporations Act 2001 (Cth). The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Person effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Loan Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request, at the Purchaser’s expense, in connection with a pledge of the Securities to such pledgee by the Purchaser and any successor or assignee.

4.9 Legends. The Purchaser understands that any securities issued upon conversion of the Note or exercise of the Warrant, may bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OR DISTRIBUTION OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

(b) Any legend set forth in or required by another section of this Agreement, the Note or the Warrant, as applicable.

(c) Any legend required by the securities laws of any state or country to the extent such laws are applicable to the securities represented by the certificate so legended.

4.10 Market Standoff. The Purchaser agrees not to sell any of the Securities during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the initial registration statement of the Company filed under the Act, so long as all officers, directors, and 1% stockholders have executed similar agreements and are similarly restricted from selling the Company’s stock.

4.11 Foreign Ownership Restrictions. The Purchaser acknowledges and agrees that in order to ensure that US persons do not purchase any CDIs that may be issued to it, a number of procedures governing the trading and clearing of CDIs, while the Company is listed on the Australian Securities Exchange (the “ASX”), will be implemented, including the application to any CDIs issued to it of the status of Foreign Ownership Restrictions securities under the ASX Settlement Operating Rules and the addition of the notation “FORUS” to the CDI description on ASX trading screens and elsewhere, which will inform the market of the prohibition of US persons acquiring CDIs.

5. EVENTS OF DEFAULT; REMEDIES

5.1 Events of Default. Each of the following shall constitute an event of default (each, an “Event of Default”) under this Agreement and the other Loan Documents:

(a) Any default in the payment, when the same becomes due and payable, of principal under or interest in respect of the Note or other amount due and payable under any other Loan Document including, but not limited to, the failure by the Company to pay on the Maturity Date or upon a Change of Control pursuant to Section 2(b) of the Note, any and all unpaid principal, accrued interest and all other amounts owing under any Loan Document;

(b) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any general assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(c) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(d) The Company’s stockholders (other than the Purchaser) or board of directors affirmatively vote to liquidate, dissolve, or wind up the Company or the Company otherwise ceases to carry on its ongoing business operations;

(e) If (i) a material portion of the Company’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in thirty (30) days, (ii) the Company is enjoined, restrained, or prevented by a court order or other order of a governmental body from conducting its business, or (iii) notice of lien, levy, or assessment is filed against any material portion of the Company’s assets by any court order or other order of any governmental body and it is not paid within sixty (60) days after the Company received notice thereof; or

(f) The Company shall fail in any material respect to observe or perform any covenant, obligation, condition or agreement contained in this Agreement or any other Loan Document (other than a failure to pay as specified in Section 5.1(a) hereof) and such failure shall continue for thirty (30) days after the Company’s receipt of written notice thereof.

5.2 Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 5.1(b) or 5.1(c) hereof) and at any time thereafter during the continuance of such Event of Default, the Purchaser or any holder of the Note may, by written notice to the Company, declare all outstanding obligations payable by the Company under the Note and the other Loan Documents to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 5.1(b) or 5.1(c) hereof, immediately and without notice, all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In the event of any Event of Default, the Company shall pay all reasonable attorneys’ fees and costs incurred by the Purchaser in enforcing and collecting the Note and the other Loan Documents. No right or remedy conferred upon or reserved to the Purchaser under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now and hereafter existing under applicable law.

6. CONDITIONS TO CLOSING

6.1 Conditions to Purchaser’s Obligations at the Closing. The obligations of the Purchaser under the Loan Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Purchaser:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date).

(b) Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in the Loan Documents that are required to be performed or complied with by it on or before the Closing.

(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note, the Conversion CDIs, the Warrant and the Warrant CDIs shall be duly obtained and effective as of the Closing.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser’s counsel, which shall have received all such counterpart original and certified copies of such documents as it may reasonably request.

6.2 Conditions to Company’s Obligations at the Closing. The obligations of the Company under the Loan Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct on the Closing Date.

(b) Purchase Price. The Purchaser shall have delivered to the Company, in immediately available funds, the Loan Amount.

7. MISCELLANEOUS

7.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York.

7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address set forth in this Section 7.5 or at such other address as the Company or the Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

If to the Purchaser:

CRYSTAL AMBER FUND LIMITED

Heritage Hall

PO Box 225

Le Marchant Street

St. Peter Port

Guernsey

GY1 4HY

With a copy (that shall not constitute notice) to:

Estera - GG - Crystal Amber Team

CrystalAmberTeam@estera.com

If to the Company:

GI DYNAMICS, INC.

P.O. Box 51915

Boston, MA 02205

Attention: Chief Executive Officer

7.6 Amendment; Modification; Waiver. No amendment, modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser provided that, while the Company is admitted to the Official List of the ASX, any proposed amendment, modification or waiver of any provision of this Agreement must not contravene the ASX Listing Rules.

7.7 Entire Agreement. This Agreement, the Exhibits hereto, and the Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

COMPANY:

GI DYNAMICS, INC.

By:
Name:
Title:

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By:
Name:
Title:

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

EXHIBIT B

NOTE

THIS SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT COUNTRY.

SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE

US$1,750,000	[ ], 2018
Boston, Massachusetts

FOR VALUE RECEIVED, GI DYNAMICS, INC., a Delaware corporation (“Payor”), hereby promises to pay to the order of CRYSTAL AMBER FUND LIMITED (the “Holder”), the principal sum of One Million Seven Hundred and Fifty Thousand dollars (US$1,750,000) with interest on the outstanding principal amount at the rate of ten percent (10%) per annum, compounded annually based on a 365-day year. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or, if permitted by the terms of the Note, converted pursuant to Section 2 below.

1. PAYMENT AND MATURITY

(a) Reference is hereby made to the Note and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of even date herewith between Payor and Holder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

(b) If this Senior Unsecured Convertible Promissory Note (this “Note”) has not already been paid in full or, if permitted by the terms of this Note, converted in accordance with the terms of Section 2(a) below, the entire outstanding principal balance of this Note and all unpaid accrued interest thereon shall be due and payable on [                ], 2023 (the “Maturity Date”). All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. If any payments on this Note become due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Upon the occurrence and during the continuance of any Event of Default, the principal balance of this Note shall bear interest at the rate of sixteen percent (16%) per annum, including after the commencement of, and during the pendency of, any bankruptcy or other insolvency proceeding.

2. CONVERSION

(a) Optional Conversion. Subject to Section 6(c) of this Note, the Holder shall have the option (the “Conversion Option”), but not the obligation, at any time after the date hereof and prior to [                ], 2023, exercisable upon written notice to the Payor, to (a) convert all (but not less than all) of the entire unpaid principal amount of this Note together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”) into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) US$0.018 (such conversion price, the “Conversion Price”). In lieu of receiving CDIs, upon exercising the Conversion Option, the Holder may elect to instead receive the corresponding number of shares of Common Stock for the CDIs to be issued upon such conversion.

(b) Change of Control. Upon the consummation of a Change of Control prior to [                ], 2023 the Holder may, at its option, (i) receive an amount in cash equal to all unpaid interest that has accrued to date hereunder and 110% of the entire unpaid principal amount of this Note in full satisfaction of all obligations under

1

the Note, or (ii) subject to the provisions of Section 6(a) hereof, retain the Note, including, without limitation, the Conversion Option set forth in Section 2(a) hereof. A “Change of Control” means any transaction or series of related transactions that could result in any of the following: (i) the sale of all or substantially all of the assets of the Payor to any person or related group of persons (other than the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Holder), (ii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Payor or the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Payor or the Holder) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Payor’s outstanding securities pursuant to a tender or exchange offer made directly to the Payor’s stockholders, (iii) a merger or consolidation of the Payor, other than for the purpose of re-domiciling the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50% percent) of the voting rights and equity interests in the surviving entity, (iv) a recapitalization, reorganization or other transaction involving the Payor that constitutes or results in a transfer of more than one-third of the equity interests in the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50%) of the voting rights and equity interests in the surviving entity or acquirer or (v) the execution by the Payor or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

(c) Fractional Shares and Conversion Process. No fractional shares of Payor’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which Holder would otherwise be entitled, Payor will pay to Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon valid conversion of this Note pursuant to Section 2, Holder shall surrender this Note, duly endorsed, at the principal offices of Payor and the Payor must, if the CDIs are quoted on the Australian Securities Exchange (“ASX”), do the following:

(i)	allot and issue to CHESS Depositary Nominees Pty Ltd (“CDN”) the number of shares of Common Stock underlying the CDIs the subject of the conversion notice and procure CDN to allot and issue to the Holder the number of CDIs representing the Common Stock issued to CDN under this provision;

(ii)	enter CDN into the Payor’s register of members as the holder of the relevant number of shares of Common Stock and procure CDN to enter the Holder into the register of CDI holders as the holder of the relevant number of CDIs;

(iii)	deliver to the Holder a holding statement showing the Holder as the holder of the relevant number of CDIs;

(iv)	apply for, and use its reasonable efforts to obtain, official quotation of the relevant number of CDIs (and underlying shares of Common Stock) on ASX as soon as practicable; and

(v)	deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

If, at the time of conversion, CDIs are no longer quoted on ASX, then on conversion of the Note the Payor must issue directly to the Holder the number of shares of Common Stock over which the Note is convertible into and must procure that those shares be listed for trading on any securities exchange on which the Payor’s Common Stock is tradeable and deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

(d) Holder Representations and Warranties; Transfer and Assignment. The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or CDIs issuable to Holder are hereby made a part of this Note and incorporated herein by this reference.

(e) Restriction on Transfer. Notwithstanding any other provision of this Note or the Purchase Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to Section 2(a) hereof (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth). Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Payor’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

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3. DEFAULT; REMEDIES

(a) The occurrence of any Event of Default described in Section 5.1 of the Purchase Agreement shall be an Event of Default hereunder.

(b) Upon the occurrence and during the continuance of any Event of Default, all unpaid principal on this Note, accrued and unpaid interest thereon and all other amounts owing hereunder shall, at the option of the Holder, and, upon the occurrence of any Event of Default pursuant to Sections 5.1(b), (c) or (d) of the Purchase Agreement, automatically, be immediately due, payable and collectible by Holder pursuant to applicable law.

(c) Upon the occurrence and during the continuance of any Event of Default, Payor shall pay, on demand, all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

4. PREPAYMENT. Payor may not prepay this Note prior to the Maturity Date without the consent of the Holder, except to the extent permitted pursuant to Section 2(b) hereof.

5. NON-TRANSFERABLE. The Holder may not sell or transfer this Note, or grant, issue or transfer interests in, or options over, this Note at any time within 12 months after the date hereof except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. FUNDAMENTAL TRANSACTIONS; CORPORATE EVENTS.

(a) Fundamental Transactions. If, at any time while this Note is outstanding, (i) the Payor effects any merger or consolidation of the Payor with or into another person pursuant to which the Common Stock is effectively converted and exchanged, (ii) the Payor effects any sale of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted and exchanged, (iii) any tender offer or exchange offer (whether by the Payor or another person) is completed pursuant to which at least a majority of the outstanding Common Stock is tendered and exchanged for other securities, cash or property or (iv) the Payor effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a “Fundamental Transaction”), then prior to any subsequent conversion of this Note, and subject to the provisions of Section 2(b) hereof, the Holder shall be entitled to require the surviving entity to issue to the Holder an instrument identical to this Note (with an appropriate adjustment to the conversion price(s)) such that the Holder may receive stock (or a beneficial interest in stock) of the surviving company’s stock. Subject to the provisions of Section 2(b) hereof, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (a) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(b) Notice of Corporate Events. If the Payor (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any shares of the Payor or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Payor, then the Payor shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Payor will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Subsequent Equity Sales. Notwithstanding any provision of this Note to the contrary, in the event that the Payor issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Conversion Price (or the equivalent for shares of Common Stock) in an equity financing, then the Conversion Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. The Payor agrees that it will provide a notice to the Holder describing the material terms and conditions of any

3

issuance of Additional Securities promptly after the issuance thereof. For the avoidance of doubt, the price per CDI (or the equivalent for shares of Common Stock) at which any Additional Securities are issued by the Payor to the Holder after the date hereof, including, without limitation, upon conversion into CDIs or Common Stock of the Senior Secured Convertible Promissory Note, dated June 15, 2017, issued to the Holder by the Payor, will have no effect on the Conversion Price.

7. WAIVER; PAYMENT OF FEES AND EXPENSES. Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law. No delay by Holder shall constitute a waiver, election or acquiescence by it.

8. CUMULATIVE REMEDIES. Holder’s rights and remedies under this Note and the Purchase Agreement shall be cumulative. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver of such Event of Default or the waiver of any other Event of Default.

9. MISCELLANEOUS

(a) Governing Law. The terms of this Note shall be construed in accordance with the laws of the State of New York, as applied to contracts entered into by New York residents within the State of New York, and to be performed entirely within the State of New York.

(b) Exclusive Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in the State of New York, County of New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; and (ii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

(c) Successors and Assigns; Assignment. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Payor may not assign this Note or delegate any of its obligations hereunder without the written consent of the Holder. Subject to Section 5 hereof, the Holder may assign this Note and its rights hereunder without the consent of the Payor, subject to compliance with Section 4 of the Purchase Agreement.

(d) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting the Note.

(e) Notices. All notices required or permitted hereunder by the Holder of this Note to Payor shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the principal offices of the Payor, to the attention of the Chief Executive Officer, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. Any refusal of delivery of a notice by Payor shall be deemed to have been delivered.

(f) Amendment; Modification; Waiver. No term of this Note may be amended, modified or waived without the written consent of the Payor and Holder provided that, while the Payor is admitted to the Official List of the ASX, any amendment, modification or waiver must not contravene the ASX Listing Rules.

(g) Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

(h) Voting Rights. This Note does not carry any voting rights at stockholder meetings of the Payor unless and until the Note is converted.

(i) Participation Rights. The Holder is not by virtue of holding this Note entitled to participate in any new issue of securities made by the Payor to stockholders without first converting the Note.

(j) Equal Ranking. The Common Stock and CDIs issued pursuant to a conversion of this Note will rank, from the date of issue, equally with the existing shares of Common Stock and CDIs of the Payor in all respects.

4

(k) Reorganisations. While the Payor is admitted to the Official List of the ASX, the rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of the Payor’s capital at the time of the reorganization.

[Signature page follows]

5

IN WITNESS WHEREOF, the parties have executed this CONVERTIBLE PROMISSORY NOTE as of the date first written above.

GI DYNAMICS, INC.

Name:

Title:

AGREED TO AND ACCEPTED:

CRYSTAL AMBER FUND LIMITED

Name:

Title:

SIGNATURE PAGE

EXHIBIT C

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT COUNTRY.

WARRANT TO PURCHASE CHESS DEPOSITARY INTERESTS

Issue Date: [                ], 2018

This Warrant to Purchase CHESS Depositary Interests (the “Warrant”) certifies that, for good and valuable consideration, CRYSTAL AMBER FUND LIMITED (along with its permitted assignees, the “Holder”) is entitled to, and GI DYNAMICS, INC., a Delaware corporation (the “Company”), hereby grants the Holder the right to, purchase, as of the date of issuance set forth above (the “Issue Date”), up to such number of fully paid and non-assessable CHESS Depositary Interests (with each CDI representing 1/50th of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)) (the “CDIs”) as determined pursuant to Section 1(a) below, at a price per CDI equal to the Exercise Price (as defined below), subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of [                ], 2018 by and between the Company and the Holder.

1. Number of CDIs; Exercise Price

(a) Number of CDIs. Upon the making of loan to the Company as evidenced by the Note (as defined in the Purchase Agreement), this Warrant automatically shall become exercisable for 97,222,200 CDIs (representing 1,944,444 shares of Common Stock). All CDIs for which this Warrant becomes exercisable from time to time pursuant to this Paragraph 1(a), and as may be adjusted from time to time in accordance with the provisions of this Warrant, are referred to herein cumulatively and collectively as the “Warrant CDIs.”

(b) Exercise Price. With respect to each Warrant CDI for which this Warrant becomes exercisable pursuant to Paragraph 1(a) above, the purchase price therefor (the “Exercise Price”) shall be US$0.018.

2. Exercise; Payment.

(a) Method of Exercise. This Warrant may be exercised by the Holder at any time during the term (as set forth in Section 8) and in compliance with the provisions of this Warrant for all or any part of the Warrant CDIs, by the surrender of this Warrant together with the duly executed notice of exercise form attached hereto as Exhibit A (the “Notice of Exercise”) at the principal office address of the Company. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the Holding Statement or the book entry notice pursuant to Section 2(e), deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the then unpurchased Warrant CDIs, which new Warrant shall in all other respects be identical to this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

(b) Cash Exercise. Upon exercise of this Warrant, the Holder shall pay the Company an amount (“Exercise Payment”) equal to the product of the Exercise Price multiplied by the total number of Warrant CDIs purchased pursuant to such exercise of this Warrant, by wire transfer of immediately available funds or check payable to the order of the Company. In the manner set out in Paragraph (e) below, the Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Warrant CDIs represented by such exercise (and such Warrant CDIs shall be deemed to have been issued) immediately prior to the close of business on the date upon which the Exercise Payment is paid to the Company.

(c) Net Exercise. The Exercise Payment also may be paid at the Holder’s election by surrender of all or a portion of the Warrant for the Warrant CDIs to be exercised under this Warrant (“Net Exercise”). If the

Holder elects the Net Exercise method, the Company will issue Warrant CDIs in accordance with the following formula:

X = Y(A-B)
A

Where:

X =	the number of Warrant CDIs to be issued upon the Net Exercise of the Warrant

Y =	the number of Warrant CDIs to be surrendered

A =	the fair market value of one (1) CDI on the date of exercise of this
Warrant

B =	the Exercise Price

For purposes of the above calculation, fair market value of CDIs shall mean the following (“Fair Market Value”):

(i) if CDIs are then quoted on the Australian Securities Exchange (“ASX”), then the Fair Market Value per share of one (1) CDI shall be equal to the volume weighted average closing price of the Company’s CDIs on the ASX for the five (5) trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after);

(ii) if CDIs are not then quoted on the ASX, then if the Company’s Common Stock is traded on another national securities exchange, the Fair Market Value of the CDIs shall be equal to the result obtained by dividing (A) the volume weighted average closing price of the Company’s Common Stock on such securities exchange for the five (5) trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after), by (B) the number of CDIs (or fraction thereof) which equal an interest in exactly one share of Common Stock on such dates;

(iii) if CDIs are not then quoted on the ASX and the Common Stock is not then traded on another securities exchange, then if the Common Stock is traded over-the-counter, the Fair Market Value of the CDIs shall be equal to the result obtained by dividing (A) the volume weighted average closing price of the Company’s Common Stock quoted on the principal market on which or through which the Common Stock is traded over the five (5) consecutive trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after), by (B) the number of CDIs (or fraction thereof) which equal an interest in exactly one share of Common Stock on such dates; or

(iv) if CDIs are not then quoted on the ASX and the Common Stock is not then listed on any securities exchange or traded in the over-the-counter market, the Fair Market Value of the CDIs shall be as determined by its Board of Directors in its reasonable good faith judgment (which determination shall take into consideration any available appraisals).

If any of the amounts used to calculate the Fair Market Value are expressed in Australian dollars and not the United States dollar, then each such amount shall be converted into United States dollars based on the closing exchange rate published by the Reserve Bank of Australia in their Official Bulletin at 4 pm for the applicable date. The amounts used to calculate the Fair Market Value shall be equitably adjusted for the occurrence of any of the events for which an adjustment would be made pursuant to Section 3 but which is not otherwise fully reflected in the Fair Market Value calculation.

(d) Election to receive Common Stock. The Holder may include in their Notice of Exercise, the election to receive the corresponding number of shares of Common Stock for the Warrant CDIs to be purchased.

(e) Exercise Process including Holding Statement. In the event of the valid exercise of this Warrant, the Company must, if the CDIs are quoted on the ASX, do the following:

(i) allot and issue to CHESS Depositary Nominees Pty Ltd (“CDN”) the number of shares of Common Stock underlying the CDIs the subject of the Notice of Exercise and procure CDN to allot and issue to the Holder the number of CDIs representing the Common Stock issued to CDN under this provision;

(ii) enter CDN into the Company’s register of members as the holder of the relevant number of shares of Common Stock and procure CDN to enter the Holder into the register of CDI holders as the holder of the relevant number of CDIs;

(iii) deliver to the Holder a holding statement showing the Holder as the holder of the relevant number of CDIs;

(iv) apply for, and use its reasonable efforts to obtain, official quotation of the relevant number of CDIs (and underlying shares of Common Stock) on ASX as soon as practicable; and

(v) deliver in accordance with Section 6 to the Holder a check payable to the Holder for any cash amounts payable as a result of any fractional shares.

If, at the time of exercise, CDIs are no longer quoted on ASX, then on exercise of the Warrant the Company must issue directly to the Holder the number of shares of Common Stock over which the Warrant is exercised and must procure that those shares be listed for trading on any securities exchange on which the Company’s Common Stock is tradeable and in accordance with Section 6 deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

3. Stock Fully Paid; Reservation of Shares. All of the Warrant CDIs or Common Stock issuable upon the exercise of this Warrant, upon issuance and receipt by the Company of the Exercise Price therefor (or upon Net Exercise thereof, as provided in Section 2(c)), shall be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof except as noted in Section 5. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

4. Adjustment of Exercise Price and Number of Shares. The number and kind of Warrant CDIs to be issued upon the exercise of this Warrant and the Exercise Price payable therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification, Consolidation or Reorganization. Subject to Section 10, in case of any reclassification of the CDIs (other than as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the Company’s assets (any of which is a “Reorganization Transaction”), the Company, or such successor corporation as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Warrant CDIs then issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property as would be received by the Holder for such Warrant CDIs as if such Warrant CDIs were outstanding immediately prior to the consummation of the Reorganization Transaction.

(b) Stock Splits, Dividends and Combinations. Subject to Section 10, in the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Warrant CDIs issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Warrant CDIs issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be such that in each case, the result obtained by multiplying the Exercise Price by the number of Warrant CDIs shall be the same immediately prior to, and immediately after, such event.

(c) Notice of Corporate Action. If the Company (i) declares a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Reorganization Transaction; or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 11(d); provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(d) Subsequent Equity Sales. Notwithstanding any provision of this Warrant to the contrary, in the event that the Company issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Exercise Price (or the equivalent for shares of Common Stock) in an equity financing, then the Exercise Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. The Company agrees that it will provide a notice to the Holder describing the material terms and conditions of any issuance of Additional Securities promptly after the issuance thereof. For the avoidance of doubt, the price per CDI (or the equivalent for shares of Common Stock) at which any Additional Securities are issued by the Company to the Holder after the date hereof, including, without limitation, upon conversion into CDIs or Common Stock of the Senior Secured Convertible Promissory Note, dated June 15, 2017, issued to the Holder by the Company, will have no effect on the Exercise Price.

5. Holder Representations and Warranties; Transfer and Assignment.

(a) The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or Warrant CDIs issuable to Holder are hereby made a part of this Warrant and incorporated herein by this reference

(b) Notwithstanding any other provision of this Warrant or the Purchase Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to this Warrant (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth). Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Payor’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

(c) The Holder may not sell or transfer this Warrant, or grant, issue or transfer interests in, or options over, this Warrant at any time within 12 months after the Issue Date except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. Fractional Shares. No fractional shares of the Company’s capital stock will be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

7. Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or subscription rights or be deemed the holder of the CDIs, Common Stock or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) with respect to the Warrant CDIs until this Warrant shall have been exercised and the Warrant CDIs purchasable upon the exercise of this Warrant shall have become deliverable, as provided in Section 2(a).

8. Term of Warrant. This Warrant shall become exercisable on the Issue Date and shall terminate and no longer be exercisable from and after 5:00 p.m., Eastern Time, on the date that is the fifth (5th) anniversary of the Issue Date.

9. Registry of Warrants. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. Holder’s initial address, for purposes of such registry, is set forth below Holder’s signature on this Warrant. Holder may change such address by giving written notice of such changed address to the Company.

10. ASX Listing Rules. Until such time as the Company is removed from the Official List of the ASX, the following additional provisions will apply to the Warrant notwithstanding any other provision of this Warrant:

(a) Voting Rights. The Warrant does not carry any voting rights at stockholder meetings of the Company unless and until the Warrant is converted.

(b) Participation Rights. There are no participating rights or entitlements inherent in the Warrant and the Holder is not by virtue of holding the Warrant entitled to participate in any new issue of capital that may be offered to stockholders (except upon exercise of the Warrant).

(c) Reorganisations. The rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization (including a reconstruction, consolidation, subdivision or reduction or return of capital) of the Company’s capital at the time of the reorganization.

(d) Bonus Issues. If there is a bonus issue to the holders of CDIs, the number of CDIs representing shares of Common Stock over which the Warrant is exercisable will be increased by the number of CDIs which the Holder would have received if it had exercised the Warrant before the record date for the bonus issue.

(e) Pro Rata Issue. If the Company proceeds with a pro rata issue (except a bonus issue) of securities to stockholders after the date of issue of the Warrant, the Exercise Price of the Warrant will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

(f) Not Quoted. The Warrant will not be quoted on ASX or on any other securities exchange.

(g) Equal Ranking. The Common Stock and CDIs issued pursuant to an exercise of the Warrant will rank, from the date of issue, equally with the existing shares of Common Stock and CDIs of the Company in all respects.

(h) Changes. Other than as set out in this Warrant or the ASX Listing Rules, this Warrant does not confer the right to a change in the Exercise Price or a change in the underlying securities over which this Warrant can be exercised.

11. Miscellaneous.

(a) This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder and of the Warrant CDIs issued or issuable upon the exercise hereof.

(d) Any notice provided for or permitted under this Warrant shall be treated as having been given (i) upon receipt, when delivered personally, (ii) one day after sending, when sent by commercial overnight courier with written verification of receipt, (iii) upon confirmed transmission when sent via facsimile on a business day prior to 5:00 pm local time or, if sent after 5:00 pm local time, the next business day after confirmed transmission, or (iv) three business days after deposit with the United States Postal Service, when mailed postage prepaid by certified or registered mail, return receipt requested, in each case, addressed to the address or facsimile number set forth on the signature pages hereof or as otherwise furnished in writing.

(e) This Warrant, the Note and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the matters contained herein.

(f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at the Holder’s expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

(g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder provided that, while the Company is admitted to the Official List of the ASX, any proposed amendment, waiver or termination must not contravene the ASX Listing Rules.

[continued and to be signed on following page]

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Warrant to be signed by its duly authorized officer, all as of the day and year first above written.

COMPANY:	GI DYNAMICS, INC.
a Delaware corporation

By:
Name:
Title:

Notice Address:	PO Box 51915
Boston, MA 02205
U.S.A.
Attention: Chief Executive Officer

HOLDER:	CRYSTAL AMBER FUND LIMITED

By:
Name:
Title:

Notice Address:	Heritage Hall
PO Box 225
Le Marchant Street
St. Peter Port
Guernsey
GY1 4HY

With a copy (which shall not constitute notice) to:

Estera - GG - Crystal Amber Team
CrystalAmberTeam@estera.com

EXHIBIT A

NOTICE OF EXERCISE

TO:	GI DYNAMICS, INC.

1. Cash Exercise. The undersigned hereby elects to purchase                          CHESS Depositary Interests (with each CHESS Depositary Interest representing 1/[50th] of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)) (“CDIs”) of GI DYNAMICS, INC., a Delaware corporation (the “Company”), pursuant to the terms of Section 2(b) of the Warrant to Purchase CHESS Depositary Interests dated May     , 2018 (the “Warrant”), and tenders herewith payment of the Exercise Price (as such term is defined in the Warrant) therefor.

2. Net Exercise. The undersigned hereby elects to effect a Net Exercise for                          CDIs pursuant to Section 2(c) of the Warrant.

Please issue a Holding Statement certifying said                      CDIs have been issued in the name of the undersigned or in such other name as is specified below:

Name:

Address:

3. Common Stock Election. By initialing here, the undersigned hereby elects to receive the number of shares of Common Stock corresponding to the CDIs noted above in lieu of the CDIs otherwise issuable:

The undersigned hereby represents and warrants that the aforesaid shares of Common Stock or CDIs, as the case may be, are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

[HOLDER NAME]

By:

Name:

Title:

Date:

Annex B

Annexure B—Summary of the 2018 Convertible Note and Warrant Terms

The key terms of the 2018 Convertible Note and Warrant are as follows:

a.	Stockholder Approval: The issue of the 2018 Convertible Note and Warrant is contingent upon approval by the stockholders of GI Dynamics, Inc.

b.	Borrower: GI Dynamics, Inc.

c.	Lender: Crystal Amber Fund Limited

d.	Principal Amount/Face Value of Note: US $1,750,000

e.	Interest: 10% per annum, compounded annually (increasing to 16% per annum in the event of default)

f.	Note Conversion: At any time prior to the maturity date, the Principal Amount plus accrued and unpaid interest thereon is convertible at the option of the Lender into the Borrower’s CHESS Depositary Interests (CDIs) at a conversion price equal to US $0.018 per CDI (or the equivalent in shares of common stock of GI Dynamics, Inc)

g.	Maturity / Repayment: The Note matures on the fifth anniversary of its issue date, unless it is repaid in full or converted at an earlier date in accordance with the terms of the Note

h.	Change of Control: Upon a change of control of the Borrower, the Lender may, at its option, demand 110% of the unpaid Principal Amount plus accrued and unpaid interest thereon in full satisfaction of the Note

i.	Prepayments: Not permitted at the Borrower’s option without the Lender’s consent

j.	Events of Default: On the occurrence of an event of default, all unpaid principal plus unpaid interest generally becomes immediately due and payable

k.	Use of Funds: General corporate purposes

l.	Warrant: A Warrant granting the Lender the option to purchase up to 97,222,200 of the Borrower’s CDIs at any time from the issue date of the Warrant until the fifth anniversary thereof at an exercise price equal to US $0.018 per CDI (or the equivalent in shares of common stock of GI Dynamics, Inc)

m.	Transferability / Assignability: Neither the Note nor the Warrant is transferrable / assignable within 12 months after its issue, except as permitted by the Corporations Act 2001 (Cth)

n.	Transfer of CDIs issued on conversion or exercise: Any CDIs or common stock issued on a conversion of the Note or an exercise of the Warrant are not transferrable within 12 months after their issue (and the CDIs will be subject to a holding lock), except as permitted by the Corporations Act 2001 (Cth)

o.	Anti-Dilution: In the event the Borrower subsequently sells any of its CDIs at a price per CDI that is lower than the conversion price under the Note or the exercise price under the Warrant, such conversion price and exercise price, as applicable, shall be reduced to the lowest price per CDI at which such CDIs were sold (except the price per CDI at which any such CDIs are issued upon conversion into CDIs of the Secured Convertible Promissory Note, dated June 15, 2017, issued by the Company to Crystal Amber)

Annex C

GI DYNAMICS, INC.

NOTE PURCHASE AGREEMENT

GI DYNAMICS, INC.

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of the 15th day of June, 2017 (the “Effective Date”) by and among GI DYNAMICS, INC., a Delaware corporation (the “Company”), and CRYSTAL AMBER FUND LIMITED (the “Purchaser”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note (as defined below).

The parties hereby agree as follows:

1. AMOUNT AND TERMS OF THE LOAN

1.1 The Loan. Subject to the terms of this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, a senior secured convertible promissory note in the aggregate principal amount of Five Million dollars (US$5,000,000) (the “Loan Amount”) and in substantially the form attached hereto as Exhibit A (the “Note”). The Note may be converted into Chess Depositary Interests (“CDIs”) (with each CDI representing 1/50th of a share of the Company’s common stock, $0.01 par value per share (the “Common Stock”)) as provided in such Note.

2. THE CLOSING

2.1 Closing Date. The closing of the purchase and sale of the Note (the “Closing”) shall be held on the Effective Date or at such other time as the Company and the Purchaser shall agree (the “Closing Date”).

2.2 Delivery. At the Closing (i) the Purchaser will deliver to the Company a check or wire transfer funds in an amount equal to the Loan Amount; (ii) the Company shall issue and deliver the Note to the Purchaser; and (iii) the Company shall execute and deliver such other documents as the Purchaser shall reasonably require, including a Security Agreement in the form attached hereto as Exhibit B.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, as follows:

3.1 Organization; Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its property and carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in the Commonwealth of Massachusetts and in each jurisdiction in which the failure to be so qualified could have a material adverse effect on its business or properties.

3.2 Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement, the Note and the Security Agreement in favor of the Purchaser and any other document provided for herein or by any of the foregoing (collectively, as the same may from to time be amended, modified, supplemented or restated, the “Loan Documents”) and to carry out and perform its obligations under the terms of the Loan Documents and to issue CDIs in accordance with the terms thereof.

3.3 Authorization. The execution and delivery of each of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, the reservation of the Common Stock underlying the CDIs issuable upon conversion of the Note (the “Conversion CDIs” and, together with the Notes and the Common Stock, “Securities”) and the issuance of the Conversion CDIs, was duly authorized by the Company’s board of directors. Other than those consents and authorizations obtained by the Company prior to the date hereof that are in full force and effect on the Closing Date and except for any required stockholder approval of the Company as set forth in Section 2(d) of the Note, no further consent or authorization is required by the Company, its board of directors or its stockholders. Each of the Loan Documents has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, subject to laws of general application relating to equitable principles, bankruptcy, insolvency and the relief of debtors. Upon conversion of the Note into Conversion CDIs ,in accordance with the provisions of

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this Agreement and the Note, the Conversion CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in Section 2(g) of the Note). The issuance of the Note (and the Conversion CDIs) pursuant to the provisions of this Agreement will not give rise to any preemptive rights or rights of first refusal granted by the Company, and the Note (and the Conversion CDIs) will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances; provided, however, that the Note (and the underlying securities) may be subject to restrictions on transfer as set out in the Loan Documents or under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed. The issuance and sale of the Note (and the Conversion CDIs) do not and will not cause any dilution adjustment in any existing securities of the Company.

3.4 Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of the Loan Documents, the offer, sale or issuance of the Note and the Conversion CDIs, or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing, except for (i) any stockholder approval described by Section 2(d) of the Note and (ii) notices required or permitted to be filed with certain foreign, state and/or federal securities commissions or stock exchanges, which notices will be filed on a timely basis.

3.5 No Conflicts. The execution, delivery and performance of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion CDIs) will not (i) result in a violation of the certificate of incorporation or by-laws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party or by which the Company is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree including federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected.

3.6 Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and has been registered or qualified (or is exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

3.7 Lien Priority. Each lien created hereunder or provided for hereby or under any other Loan Documents is a valid lien and, assuming completion of the filing of a financing statement under the Uniform Commercial Code, having a first priority interest in the assets and Intellectual Property of the Company

3.8 Use of Proceeds. The Company shall use the proceeds of the sale and issuance of the Note for general corporate purposes.

3.9 Delivery of SEC Filings. The Company has provided the Purchaser with copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) since the filing of the Annual Report on Form 10-K and prior to the date hereof (collectively, the “SEC Filings”); which reports represent all filings required of the Company pursuant to the 1934 Act for such period. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, or, if amended or

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superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.10 Conduct of Business; Regulatory Permits. To the knowledge of the Company, the Company is not in violation of any term of, or in default under, its Certificate of Incorporation, as amended and as in effect on the date hereof, or any certificate of designation of an outstanding series of stock of the Company or Bylaws, as amended and as in effect on the date hereof. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company does not and will not conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the ASX (defined below) and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of its securities by the ASX in the foreseeable future. Except as set forth in its SEC Filings, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3.11 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the SEC, the ASX, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or affiliates, the Securities or any of the Company’s or its subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, which, if adversely determined, would have a material adverse effect on the Company’s business or financial condition.

3.12 Negative Pledge. Except for the granting of non-exclusive licenses or sublicenses by the Company in the ordinary course of business, the Company has not, and shall not, sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber or suffer to exist any lien on any of its property or assets including, but not limited to, the Intellectual Property (as defined below), whether now owned or hereafter created or acquired. The Company has not, and shall not, enter into a negative pledge agreement, or similar agreement, affecting the rights of the Intellectual Property with any other party. As used herein,

“Intellectual Property” means:

(a) Any and all Copyrights;

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights which may be available to the Company now or hereafter existing, created, acquired or held;

(d) All Patents;

(e) Any Trademarks;

(f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(g) All licenses or other rights to use any of the Copyrights, Patents, or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights;

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(h) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, or Patents; and

(i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Company connected with and symbolized by such trademarks.

3.13 Securities Laws. The Company shall timely make all filings and reports relating to the issuance of the Securities required under applicable securities laws, including filing any notice of sale of securities required by applicable law or regulation and complying with any applicable “blue sky” laws of the states of the United States. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.13. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the issuance of the Notes in a manner that could require the registration of the Notes under the Act.

3.14 Restriction on the Incurrence of Additional Indebtedness. So long as the Note is outstanding, neither the Company nor its affiliates or subsidiaries will issue any other securities that would cause a breach or default under the Notes. Neither the Company nor its subsidiaries will create, incur, assume or permit to exist any Indebtedness that has any right in priority or payment that is senior to or pari passu the rights under the Notes. “Indebtedness” means, without duplication, (a) all obligations of the Company or its subsidiaries for borrowed money or with respect to deposits or advances of any kind made to the Company, (b) all obligations of the Company or its subsidiaries evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of the Company or its subsidiaries upon which interest charges are customarily paid, (d) all obligations of the Company or its subsidiaries under conditional sale or other title retention agreements relating to property acquired by the Company, (e) all obligations of the Company or its subsidiaries in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or encumbrance on property owned or acquired by the Company or its subsidiaries, whether or not the indebtedness secured thereby has been assumed, (g) all guarantees by the Company or its subsidiaries of indebtedness of others, (h) all capital lease obligations of the Company or its subsidiaries, and (i) all obligations, contingent or otherwise, of the Company or its subsidiaries as an account party in respect of letters of credit and letters of guaranty. The Indebtedness of the Company shall include the Indebtedness of any other entity to the extent the Company is liable therefor as a result of the Company’s ownership interest in or other relationship with such entity, except to the extent such Indebtedness is non-recourse to the Company.

3.15 Efforts to Obtain Stockholder Approval. The Company shall use its commercially reasonable efforts to obtain any stockholder approval described in Section 2(d) of the Note.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows:

4.1 Purchase for Own Account. The Purchaser understands that the Securities, have not been registered under the Act, and the Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration. The Purchaser represents that, if it is permitted to acquire any Securities under the Note, it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same.

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4.2 Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Purchaser hereby: (i) acknowledges that it has received all the information it has requested from the Company including, but not limited to, the SEC Filings, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3 Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.4 Rule 144. The Purchaser is aware that none of the Securities may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.5 Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

4.6 Regulation S. In issuing and selling the Securities, the Company may be relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Act; it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the closing; and notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the closing (the “Restricted Period”), the Note and the underlying securities may, subject to any restrictions contained in the Note, be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and the Note and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or pursuant to an exemption from the registration requirements of the Act; or (B) the offer and sale is outside the United States and to other than a U.S. person. If the Purchaser is not a United States person, the Purchaser hereby represents that the Purchaser is satisfied as to the full observance of the laws of the Purchaser’s jurisdiction applicable to the Purchaser in connection with any invitation to subscribe for the Securities, including (i) the legal requirements within the Purchaser’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Securities. The Purchaser’s subscription and payment for, and the Purchaser’s continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction that are applicable to the Purchaser.

4.7 Rule 506(d). If the Purchaser beneficially owns twenty percent (20%) or more of the outstanding voting securities of the Company, calculated in accordance with Rule 506(d) of Regulation D of the Act, or may designate a director of the Company, the Purchaser hereby represents and warrants to the Company that the Purchaser has not been convicted of any of the felonies or misdemeanors or been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D of the Act.

4.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above and subject to any restrictions contained in the Note, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of

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counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, but subject to the terms of the Note, no such registration statement or opinion of counsel shall be necessary for a transfer by the Purchaser to (i) any shareholder, partner, retired partner, member or former member of the Purchaser for no additional consideration or (ii) any affiliate, including affiliated funds, for no additional consideration, in each case if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Purchaser hereunder.

(d) Notwithstanding the provisions of paragraphs (a) and (b) above, the Company acknowledges and agrees that the Securities may be pledged by the Purchaser, and its successors and assigns, in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities, provided that any pledge of those Securities does not constitute an offer of those Securities for sale within 12 months after their issue such that it would require disclosure under section 707(3) of the Corporations Act 2001 (Cth). The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Person effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Loan Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request, at the Purchaser’s expense, in connection with a pledge of the Securities to such pledgee by the Purchaser and any successor or assignee.

4.9 Legends. The Purchaser understands that any securities issued upon conversion of the Note, may bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OR DISTRIBUTION OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

(b) Any legend set forth in or required by another section of this Agreement or the Note.

(c) Any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

4.10 Market Standoff. The Purchaser agrees not to sell any of the Securities during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the initial registration statement of the Company filed under the Act, so long as all officers, directors, and 1% stockholders have executed similar agreements and are similarly restricted from selling the Company’s stock.

4.11 Foreign Ownership Restrictions. The Purchaser acknowledges and agrees that in order to ensure that US persons do not purchase any CDIs that may be issued to it, a number of procedures governing the trading and clearing of CDIs, while the Company is listed on the Australian Securities Exchange (the “ASX”), will be implemented, including the application to any CDIs issued to it of the status of Foreign Ownership Restrictions securities under the ASX Settlement Operating Rules and the addition of the notation “FORUS” to the CDI description on ASX trading screens and elsewhere, which will inform the market of the prohibition of US persons acquiring CDIs.

5. EVENTS OF DEFAULT; REMEDIES

5.1 Events of Default. Each of the following shall constitute an event of default (each, an “Event of Default”) under this Agreement and the other Loan Documents:

(a) any default in the payment, when the same becomes due and payable, of principal under or interest in respect of the Note or other amount due and payable under any other Loan Document including, but not

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limited to, the failure by the Company to pay on the Maturity Date, upon a Change of Control pursuant to Section 2(c) of the Note or to the extent due and payable under Section 2(d) of the Note, any and all unpaid principal, accrued interest and all other amounts owing under any Loan Document;

(b) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any general assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(c) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(d) The Company’s stockholders (other than the Purchaser) or board of directors affirmatively vote to liquidate, dissolve, or wind up the Company or the Company otherwise ceases to carry on its ongoing business operations;

(e) If (i) a material portion of the Company’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in thirty (30) days, (ii) the Company is enjoined, restrained, or prevented by a court order or other order of a governmental body from conducting its business, or (iii) notice of lien, levy, or assessment is filed against any material portion of the Company’s assets by any court order or other order of any governmental body and it is not paid within sixty (60) days after the Company received notice thereof;

(f) The Company shall fail in any material respect to observe or perform any covenant, obligation, condition or agreement contained in this Agreement or any other Loan Document (other than a failure to pay as specified in Section 5.1(a) hereof or any failure or breach under Section 3.12 (Negative Pledge) hereof) and such failure shall continue for thirty (30) days after the Company’s receipt of written notice thereof; or

(g) any breach or default under Section 3.12 hereof (Negative Pledge).

5.2 Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 5.1(b) or 5.1(c) hereof) and at any time thereafter during the continuance of such Event of Default, the Purchaser or any holder of the Note may, by written notice to the Company, declare all outstanding obligations payable by the Company under the Note and the other Loan Documents to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 5.1(b) or 5.1(c) hereof, immediately and without notice, all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In the event of any Event of Default, the Company shall pay all reasonable attorneys’ fees and costs incurred by the Purchaser in enforcing and collecting the Note and the other Loan Documents. Subject to Section 5(c) of the Security Agreement, no right or remedy conferred upon or reserved to the Purchaser under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now and hereafter existing under applicable law.

6. CONDITIONS TO CLOSING

6.1 Conditions to Purchaser’s Obligations at the Closing. The obligations of the Purchaser under the Loan Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Purchaser:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date).

(b) Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in the Loan Documents that are required to be performed or complied with by it on or before the Closing.

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(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note and the Conversion CDIs shall be duly obtained and effective as of the Closing.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser’s counsel, which shall have received all such counterpart original and certified copies of such documents as it may reasonably request.

6.2 Conditions to Company’s Obligations at the Closing. The obligations of the Company under the Loan Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct on the Closing Date.

(b) Purchase Price. The Purchaser shall have delivered to the Company, in immediately available funds, the Loan Amount.

7. MISCELLANEOUS

7.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York.

7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address set forth in this Section 7.5 or at such other address as the Company or the Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

If to the Purchaser:

CRYSTAL AMBER FUND LIMITED

Attention:
If to the Company:

GI DYNAMICS, INC. 355 Congress Street Boston, MA 02210 Attention: Chief Executive Officer

7.6 Amendment; Modification; Waiver. No amendment, modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company

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and the Purchaser. Further, while the terms of any waiver granted by ASX in respect of the Loan Documents remains applicable to the Company, any variation to the terms of this Agreement which is not a minor change or which is inconsistent with the terms of any relevant waiver granted by ASX to the Company must be approved by the Company’s ordinary securityholders.

7.7 Entire Agreement. This Agreement, the Exhibits hereto, and the Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

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IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

COMPANY:
GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	President & CEO

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Kevin Smith
Name:	Kevin Smith
Title:	Alternate Director
Crystal Amber Asset Management (Guernsey) Limited as Investment Manager of Crystal Amber Fund Limited

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

EXHIBIT A

FORM OF SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

1

Execution Version

THIS SENIOR SECURED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

US$5,000,000	June , 2017
Boston, Massachusetts

FOR VALUE RECEIVED, GI DYNAMICS, INC., a Delaware corporation (“Payor”), hereby promises to pay to the order of CRYSTAL AMBER FUND LIMITED (the “Holder”), the principal sum of Five Million dollars (US$5,000,000) with interest on the outstanding principal amount at the rate of five percent (5%) per annum, compounded annually based on a 365-day year. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or, if permitted by the terms of the Note, converted pursuant to Section 2 below.

1. PAYMENT AND MATURITY

(a) Reference is hereby made to the Note Purchase Agreement (the “Purchase Agreement”) dated as of even date herewith between Payor and Holder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

(b) If this Senior Secured Convertible Promissory Note (this “Note”) has not already been paid in full or, if permitted by the terms of this Note, converted in accordance with the terms of Section 2(a), 2(b) or 2(c) below, the entire outstanding principal balance of this Note and all unpaid accrued interest thereon shall be due and payable on December 31, 2018 (the “Maturity Date”). All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. If any payments on this Note become due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Upon the occurrence and during the continuance of any Event of Default, the principal balance of this Note shall bear interest at the rate of eight percent (8%) per annum, including after the commencement of, and during the pendency of, any bankruptcy or other insolvency proceeding.

2. CONVERSION

(a) Automatic Conversion upon Qualified Financing. Subject to Section 2(d) hereof, if, at any time prior to December 31, 2018, Payor issues and sells shares of its common stock, par value $0.01 per share (the “Common Stock”) or CHESS Depositary Interests (with each CDI representing 1/50th of a share of Common Stock) (“CDIs”) to investors (the “Investors”) in a Qualified Financing (as defined herein) and this Note has not been paid in full, then the entire unpaid principal amount of this Note, together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”), shall automatically convert into CDIs at a conversion price (the “Conversion Price”) equal to the price per CDI of the CDIs issued and sold at such Qualified Financing (or, if only Common Stock is issued and sold in such Qualified Financing, a conversion price equal to the price per share of such Common Stock proportionately adjusted to reflect the ratio of CDIs to Common Stock in effect at the time of such Qualified Financing or, if another security of the Payor is issued and sold in such Qualified Financing, a conversion price equal to the price of such security proportionately adjusted

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to reflect the ratio of CDIs to such security in effect at the time of such Qualified Financing). “Qualified Financing” means a round of equity financing of Common Stock or CDIs in a single transaction or a series of related transactions involving the issuance of the Payor’s securities to one or more investors which raises gross proceeds to the Payor of at least $10,000,000 in the aggregate (excluding proceeds from this Note). Subject to Section 2(d) hereof, the number of CDIs to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the Outstanding Amount by (ii) the price per CDI rounded to the nearest whole CDI. Upon such conversion, the Holder will execute such agreements as may be entered into by purchasers of CDIs, shares of Common Stock or other securities, as applicable, in the Qualified Financing generally. For the avoidance of doubt, no Investor in such Qualified Financing shall receive rights or preferences that are more favorable than those provided to the Holder.

(b) Optional Conversion. Subject to Section 2(d) and Section 6(c) of this Note, the Holder shall have the option (the “Conversion Option”), but not the obligation, at any time after the date hereof and prior to December 31, 2018, exercisable upon written notice to the Payor, to (a) convert all (but not less than all) of the Outstanding Amount into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) the price per CDI equal to the volume weighted average bid closing price of the Payor’s CDIs on the Australian Securities Exchange (the “ASX”) for the five (5) trading days ending immediately prior to business day that the Payor’s receipt of the Holder’s written notice to convert (regardless if received during the trading hours or after) (such conversion price, the “CO Conversion Price”).

(c) Change of Control. Upon the consummation of a Change of Control (that is not the result of a Qualified Financing) prior to December 31, 2018 in which the Payor’s stockholders receive cash consideration, the Holder shall receive an amount in cash equal to all unpaid interest that has accrued to date hereunder and 110% of the entire unpaid principal amount of this Note in full satisfaction of all obligations under the Note. Upon the consummation of a Change of Control (that is not the result of a Qualified Financing) prior to December 31, 2018 in which the consideration received by the Payor’s stockholders consists of non-cash consideration, including, without limitation, securities, the Holder shall, subject to Section 2(d) hereof, have the Conversion Option set forth in Section 2(b) hereof. A “Change of Control” means any transaction or series of related transactions that could result in any of the following: (i) the sale of all or substantially all of the assets of the Payor to any person or related group of persons (other than the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Holder), (ii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Payor or the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Payor or the Holder) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Payor’s outstanding securities pursuant to a tender or exchange offer made directly to the Payor’s stockholders, (iii) a merger or consolidation of the Payor, other than for the purpose of re-domiciling the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50% percent) of the voting rights and equity interests in the surviving entity, (iv) a recapitalization, reorganization or other transaction involving the Payor that constitutes or results in a transfer of more than one-third of the equity interests in the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50%) of the voting rights and equity interests in the surviving entity or acquirer or (v) the execution by the Payor or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

(d) Stockholder Approval. Notwithstanding anything to the contrary contained herein or in the Note Purchase Agreement, in the event that the rules of the ASX (or any other exchange on which the CDIs or Common Stock is then traded) require the Payor to obtain stockholder approval to issue CDIs pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof, the Payor shall convene a meeting of stockholders to seek approval to issue those CDIs or Common Stock. If such approval is not obtained at such meeting, the Holder shall instead become entitled to receive an amount in cash equal to all unpaid (and unconverted) interest that has accrued to date hereunder and 110% of the entire unpaid (and unconverted) principal amount of this Note in full satisfaction of all obligations under the Note, and such amounts shall be due and payable upon the earlier of (i) the Maturity Date, or (ii) the date that is six months following the date of the stockholders’ meeting at which such approval is not obtained. For the avoidance of doubt, while the Payor is listed on the ASX and the rules of the ASX require the Payor to obtain stockholder approval to issue CDIs, no conversion may occur under this Note, and no CDIs or Common Stock may be issued pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof, unless and until the Payor has obtained stockholder approval pursuant to this Section 2(d).

(e) Fractional Shares. No fractional shares of Payor’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which Holder would otherwise be entitled, Payor will pay to Holder in

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cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to Section 2, Holder shall surrender this Note, duly endorsed, at the principal offices of Payor. At its expense, Payor will, as soon as practicable thereafter, issue and deliver to Holder, at Holder’s address set forth on the first page hereto or such other address requested by Holder, a certificate or certificates or holding statement (as applicable) for the number of shares of Common Stock or CDIs to which Holder is entitled upon such conversion, together with any other securities and property to which Holder is entitled upon such conversion under the terms of this Note, including a check payable to Holder for any cash amounts payable as a result of any fractional shares as described herein.

(f) Holder Representations and Warranties; Transfer and Assignment. The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or CDIs issuable to Holder are hereby made a part of this Note and incorporated herein by this reference.

(g) Restriction on Transfer. Notwithstanding any other provision of this Note, the Purchase Agreement or the Security Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth). Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Payor’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

3. DEFAULT; REMEDIES

(a) The occurrence of any Event of Default described in Section 5.1 of the Purchase Agreement shall be an Event of Default hereunder.

(b) Upon the occurrence and during the continuance of any Event of Default, all unpaid principal on this Note, accrued and unpaid interest thereon and all other amounts owing hereunder shall, at the option of the Holder, and, upon the occurrence of any Event of Default pursuant to Sections 5.1(b), (c) or (d) of the Purchase Agreement, automatically, be immediately due, payable and collectible by Holder pursuant to applicable law. Subject to Section 5(c) of the Security Agreement dated as of the date hereof between the Payor and the Holder (“Security Agreement”), the Holder shall have all rights and may exercise all remedies available to it under law, successively or concurrently.

(c) Upon the occurrence and during the continuance of any Event of Default, Payor shall pay, on demand, all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

4. PREPAYMENT. Payor may not prepay this Note prior to the Maturity Date without the consent of the Holder, except to the extent permitted pursuant to Section 2(c) and Section 2(d) hereof.

5. NON-TRANSFERABLE. The Holder may not sell or transfer this Note, or grant, issue or transfer interests in, or options over, this Note at any time within 12 months after the date hereof except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. FUNDAMENTAL TRANSACTIONS; CORPORATE EVENTS.

(a) Fundamental Transactions. If, at any time while this Note is outstanding, (i) the Payor effects any merger or consolidation of the Payor with or into another person pursuant to which the Common Stock is effectively converted and exchanged, (ii) the Payor effects any sale of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted and exchanged, (iii) any tender offer or exchange offer (whether by the Payor or another person) is completed pursuant to which at least a majority of the outstanding Common Stock is tendered and exchanged for other securities, cash or property or (iv) the Payor effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 5(a) above) (in any such case, a “Fundamental Transaction”), then prior to any subsequent conversion

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of this Note, and subject to the provisions of Section 2(c) hereof, the Holder shall be entitled to require the surviving entity to issue to the Investor an instrument identical to this Note (with an appropriate adjustment to the conversion price(s)) such that the Holder may receive stock (or a beneficial interest in stock) of the surviving company’s stock. Subject to the provisions of Section 2(c) hereof, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(b) Notice of Corporate Events. If the Payor (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any shares of the Payor or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Payor, then the Payor shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Payor will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Subsequent Equity Sales. Notwithstanding any provision of this Note to the contrary, in the event that the Company issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) at a price (the “AD Conversion Price”) per CDI (or equivalent number of shares of Common Stock) that is less than the Existing Conversion Price (or the equivalent for shares of Common Stock) in an equity financing other than a Qualified Financing, then the CO Conversion Price may be reduced as provided in this Section 6(c).

(i) For a period of time (the “Specified Expiration Period”) commencing on the date of the closing of the issuance of the Additional Securities and expiring on the date that is thirty (30) days after the date that Payor delivers a notice (such notice being an “Additional Securities Notice”) describing the material terms and conditions of such transaction (but in any event, not less than 30 days after the issuance of the Additional Securities), the CO Conversion Price shall be reduced so that during such period it will not be more than an amount (the “CO Maximum Amount”) equal to the following: Existing Conversion Price * (A+B) / (A+C).

(ii) For purposes of this Note, the following terms shall have the definitions ascribed thereto in this subsection:

(1) “A” shall mean the number of CDIs (plus the number of CDIs representing the issued and outstanding shares of Common Stock (with each CDI representing 1/50th of a share of Common Stock)), deemed to be outstanding immediately prior to the issuance of the Additional Securities (including all shares of outstanding Common Stock, all shares of outstanding preferred stock on an as-converted basis, and all outstanding options, warrants or similar instruments on an as-exercised or converted basis, including the CDIs or shares of Common Stock underlying this Note).

(2) “B” shall mean the aggregate cash consideration received by Payor at the closing of the issuance of Additional Securities (together with such additional cash amounts payable with respect to any exercise or conversion of Additional Securities for shares of Common Stock or CDIs if such amount is then less than the Existing Conversion Price) divided by the Existing Conversion Price.

(3) “C” shall mean the number of CDIs underlying the Additional Securities in such issuance, including for this purpose the number CDIs representing the number of shares of Common Stock underlying such Additional Securities (with each CDI representing 1/50th of a share of Common Stock).

(4) “Existing Conversion Price” shall mean the CO Conversion Price in effect immediately prior to the issuance of the Additional Securities.

(5) “Pre Sale Pro Rata Percentage” shall mean a percentage equal to (x) the number of CDIs that are owned by the Holder (excluding the CDIs or shares of Common Stock underlying this Note) immediately prior to the issuance of the Additional Securities (the “Holder’s Existing Ownership”); (y) divided by A, which for purposes hereof excludes securities issuable upon conversion of the Note.

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(6) “Post Sale CDIs” shall mean the number of CDIs outstanding determined on a fully diluted basis (including the CDIs or shares of Common Stock underlying this Note that become exercisable pursuant to clause (iv) below) and including for this purpose the number CDIs representing the number of shares of Common Stock underlying such Additional Securities (with each CDI representing 1/50th of a share of Common Stock).

(iii) The Payor agrees that it will provide each Additional Securities Notice to the Holder promptly after the issuance of Additional Securities, including a calculation in reasonable detail of the CO Maximum Amount.

(iv) The number of CDIs that the Holder may elect to have issued in accordance with Section 2(b) of this Note at the CO Conversion Price as reduced by this Section 6(c) shall not be more than the amount that, when combined with the Holder’s Existing Ownership, would result in the Holder’s ownership percentage of the Post Sale CDIs exceeding its Pre Sale Pro Rata Percentage.

7. WAIVER; PAYMENT OF FEES AND EXPENSES. Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law. No delay by Holder shall constitute a waiver, election or acquiescence by it.

8. CUMULATIVE REMEDIES. Holder’s rights and remedies under this Note, the Purchase Agreement and the Security Agreement shall be cumulative. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver of such Event of Default or the waiver of any other Event of Default.

9. OTHER INDEBTEDNESS. Without the prior written consent of the Holder, no Indebtedness of the Payor shall be senior in any respect to the Indebtedness represented by this Note. “Indebtedness” means obligations with respect to principal, accrued and unpaid interest, penalties, premiums and any other fees, expenses and breakage costs on and other payment obligations arising under any (a) indebtedness for borrowed money, (b) indebtedness issued in exchange for or in substitution for borrowed money, (c) obligations evidenced by any note, bond, debenture, guarantee or other debt security or similar instrument or contract for borrowed money and (d) guarantees of the types of obligations described in paragraphs (a) though (c) above which are presently due, or which are or may become due in the future.

10. MISCELLANEOUS

(a) Governing Law. The terms of this Note shall be construed in accordance with the laws of the State of New York, as applied to contracts entered into by New York residents within the State of New York, and to be performed entirely within the State of New York.

(b) Exclusive Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in the State of New York, County of New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; and (ii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

(c) Successors and Assigns; Assignment. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Payor may not assign this Note or delegate any of its obligations hereunder without the written consent of the Holder. Subject to Section 5 hereof, the Holder may assign this Note and its rights hereunder without the consent of the Payor, subject to compliance with Section 4 of the Purchase Agreement.

(d) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting the Note.

(e) Notices. All notices required or permitted hereunder by the Holder of this Note to Payor shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the principal offices of the Payor, to the attention of the Chief Executive Officer or the Chief Financial Officer, (b) five (5) days after having been

6

sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. Any refusal of delivery of a notice by Payor shall be deemed to have been delivered.

(f) Amendment; Modification; Waiver. No term of this Note may be amended, modified or waived without the written consent of the Payor and Holder. Further, while the terms of any waiver granted by ASX in respect of this Note, the Purchase Agreement or the Security Agreement remains applicable to the Payor, any variation to the terms of this Note which is not a minor change or which is inconsistent with the terms of any relevant waiver granted by ASX to the Payor must be approved by the Payor’s ordinary securityholders.

(g) Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this CONVERTIBLE PROMISSORY NOTE as of the date first written above.

GI DYNAMICS, INC.

Name:

Title:

AGREED TO AND ACCEPTED:

CRYSTAL AMBER FUND LIMITED

Name:

Title:

SIGNATURE PAGE

EXHIBIT B

FORM OF SECURITY AGREEMENT

2

Execution Version

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made as of June         , 2017 by and between CRYSTAL AMBER FUND LIMITED (the “Secured Party”) and GI DYNAMICS, INC., a Delaware corporation (the “Debtor”).

RECITALS

A. Simultaneously with the execution of this Security Agreement, the Debtor has executed a Senior Secured Convertible Promissory Note in the principal amount of Five Million Dollars (US$5,000,000) payable to the Secured Party (the “Promissory Note”), which Promissory Note evidences the purchase price paid pursuant to that certain Note Purchase Agreement dated as of the date hereof among the Debtor and the Secured Party (the “Note Purchase Agreement”).

B. The Debtor and the Secured Party have agreed to execute and deliver this Security Agreement to secure the obligations of the Debtor under the Promissory Note.

NOW, THEREFORE, in consideration of the promises herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor hereby covenants and agrees as follows:

Section 1. Definitions. Unless otherwise noted herein, all capitalized terms used herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings assigned to them below. Except as otherwise defined, terms defined in the Uniform Commercial Code shall have the meanings set forth therein.

Collateral. Has the meaning set forth in Section 2 below.

Event of Default. The occurrence of an Event of Default as provided in Section 5.1 of the Note Purchase Agreement.

Excluded Property. With respect to Debtor, (a) any lease, license, contract or agreement to which Debtor is a party, and any of its rights or interests thereunder, if and to the extent that a security interest therein is prohibited by or in violation of (i) any applicable law, or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless in each case, such applicable law, term, provision or condition would be rendered ineffective with respect to the creation of such security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity), provided, however, that the foregoing shall cease to be treated as “Excluded Property” immediately at such time as the contractual or legal prohibition shall no longer be applicable, (b) any personal property for which the attachment or perfection of a Lien thereon is not governed by the Uniform Commercial Code, and (c) any “intent to use” trademark application for which a statement of use has not been filed (but only until such statement is filed), but only to the extent that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such “intent to use” trademark application.

Lien. With respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, claim, encumbrance, charge or security interest of any kind in, on or of such asset, or any arrangement to provide priority or preference or any filing of any financing statement under the Uniform Commercial Code or any other similar notice of Lien under any similar notice or recording statute of any governmental authority, including any easement, servitude, right-of-way or other encumbrance on title to real property, in each of the foregoing cases whether voluntary or imposed by law or regulation, and any agreement to give any of the foregoing

Obligations. The due and punctual payment of all amounts due under the Promissory Note, including, without limitation, principal and all interest payable thereon, at the interest rate provided in the Promissory Note, regardless of the extent allowed as a claim in any proceeding in respect of the bankruptcy, reorganization or insolvency of the Debtor.

Permitted Liens. Any of the following Liens: (a) Liens imposed by any government or governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Debtor in accordance with U.S. Generally Accepted Accounting Principles; (b) Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business, provided that such Liens (i) attach only to the securities (or proceeds) being purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale, and not any obligation in connection with margin financing; (c) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmens’, storage and repairmen’s Liens and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money); (d) Liens incurred or pledges or deposits made to secure obligations incurred in the ordinary course of business under workers’ compensation laws, unemployment insurance or other similar social security legislation (other than in respect of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended) or to secure public or statutory obligations; (e) Liens securing the performance of, or payment in respect of, bids, insurance premiums, deductibles or co-insured amounts, tenders, government or utility contracts (other than for the repayment of borrowed money), surety, stay, customs and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; (f) Liens arising out of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as such judgments or awards do not constitute an Event of Default under the Note Purchase Agreement; (g) customary rights of setoff and liens upon (i) deposits of cash in favor of banks or other depository institutions in which such cash is maintained in the ordinary course of business, (ii) cash and financial assets held in securities accounts in favor of banks and other financial institutions with which such accounts are maintained in the ordinary course of business and (iii) assets held by a custodian in favor of such custodian in the ordinary course of business securing payment of fees, indemnities and other similar obligations; and (h) Liens arising solely from precautionary filings of financing statements under the Uniform Commercial Code of the applicable jurisdictions in respect of operating leases entered into by the Debtor or any of its subsidiaries in the ordinary course of business.

Uniform Commercial Code. The Uniform Commercial Code as in effect in the state of Delaware.

Section 2. Security Interest.

(a) As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Debtor hereby grants and otherwise pledges to the Secured Party a continuing security interest in all of the Debtor’s right, title and interest in, to and under all of its accounts, chattel paper, contracts, contract rights, deposit accounts, documents, equipment, general intangibles, instruments, inventory, investment property, software, commercial tort claims, cash or cash equivalents, Intellectual Property (as such term is defined in the Note Purchase Agreement) and all other goods and personal property, whether tangible or intangible and whether or not delivered, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, and including any proceeds from the sale or disposition thereof, the “Collateral”) but excluding any Excluded Property.

(b) This Security Agreement shall create a continuing security interest in the Collateral that shall remain in effect until terminated in accordance with Section 8 hereof.

Section 3. Representations, Warranties and Covenants. The Debtor hereby (a) makes the following representations and warranties and (b) agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Security Agreement is in effect:

3.1 Name; Address; Changes. The name of the Debtor set forth in the Preamble to this Security Agreement is the true and correct legal name of the Debtor and the address of the Debtor set forth in Section 7.5 to the Note Purchase Agreement is the Debtor’s principal address. The Debtor will not change its principal address to a different jurisdiction without providing prior written notice to the Secured Party.

3.2 Financing Statement. The Debtor authorizes the Secured Party to file any financing statement under the Uniform Commercial Code consistent with this Agreement without the signature of the Debtor.

3.3. Title; No Other Liens. The Debtor is the record and beneficial owner of the Collateral and has rights in or the power to transfer each item of Collateral in which a Lien is granted by the Debtor hereunder, free and clear of any other Lien other than Permitted Liens; and Debtor will not permit any Lien on any of the Collateral that is pari passu or senior in right to security interest granted to the Secured Party under this Agreement other than Permitted Liens; and Debtor will not permit any Lien on any of the Excluded Property other than Permitted Liens.

3.4 Power and Authority. Subject to Section 5(c) hereof, the Debtor has the power and authority to pledge, and grant a security interest in, the Collateral pledged by the Debtor hereunder in the manner contemplated hereby.

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3.5 Consents; Conflict. Other than consents that have been obtained, the Debtor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other person or entity in connection with, or as a condition to, the execution, delivery or performance of this Agreement. The Debtor’s execution, delivery and performance of this Agreement will not (a) result in the material breach of, or material conflict with, or result in the acceleration of, any obligation under any agreement or other instrument to which the Debtor or any of its assets may be subject or (b) violate any order, judgment or decree to which the Debtor or any of its assets is subject.

3.6 Perfection and Priority. The pledge effected hereby by the Debtor is effective to vest in the Secured Party a valid and continuing first priority, perfected Lien on and security interest in the Collateral pledged by the Debtor upon completion of the filing of a financing statement under the Uniform Commercial Code to the extent that perfection can be accomplished by the filing of a financing statement. The security interest granted herein shall be prior to any and all other Liens on the Collateral.

3.7 Generally. The Debtor shall (a) continue to be the direct owner, beneficially and of record, of the Collateral; (b) except for the security interest created by this Agreement, not create or suffer to exist any Lien (other than Permitted Liens) upon or with respect to any Collateral; (c) not use or permit any Collateral to be used in violation of any provision of this Agreement or any applicable law, rule, regulation or order, (d) other than in the ordinary course of business, not sell, transfer or assign (by operation of law or otherwise) any of the Collateral, and (e) subject to Section 5(c) hereof, not enter into any agreement or undertaking restricting the right or ability of the Debtor or the Secured Party to sell, assign or transfer any Collateral other than this Agreement or any of the other Loan Documents (as defined in the Note Purchase Agreement).

3.8 Perfected Security Interest; Further Documentation.

(a) The Debtor shall maintain the security interest created by this Agreement as a continuing first priority, perfected security interest and shall not take, or refrain from taking, any action which could reasonably be expected to impair the Secured Party’s (i) continuing first priority, perfected security interest in any of the Collateral or (ii) ability to exercise and enforce its rights and remedies under this Agreement with respect to any of the Collateral.

(b) At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Debtor, the Debtor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take any and all additional actions as the Secured Party may in good faith reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted including, without limitation, the filing of any financing or continuation statement under the Uniform Commercial Code (or other similar laws).

3.9 Changes in Name; Status; Structure; Location Etc. Except upon at least thirty (30) days prior written notice to the Secured Party and delivery to the Secured Party of all additional financing statements and other documents requested by the Secured Party to maintain the validity, perfection and priority of the security interests granted by the Debtor herein, the Debtor shall not (a) change the location of its resident address or (b) change its name or identity.

Section 4. General Authority. To the extent permitted by applicable law, and subject at all times to Section 5(c) hereof, the Debtor hereby appoints the Secured Party as the Debtor’s lawful attorney in fact, with full power of substitution, in the name of the Debtor, the Secured Party, or otherwise, for the sole use and benefit of the Secured Party, but at the Debtor’s expense, to exercise, all or any of the following powers with respect to all or any of the Collateral during the occurrence of any Event of Default that remains continuing (which power shall be in addition and supplemental to any powers, rights and remedies of the Secured Party described herein or otherwise available to the Secured Party under applicable law):

(a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due;

(b) to receive, take, endorse, assign and deliver all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party;

(c) to settle, compromise, initiate, prosecute or defend any action or proceeding with respect thereto;

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(d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or any related goods securing the Collateral, as fully and effectually as if the Secured Party were the absolute owner thereof;

(e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

(f) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon.

Such appointment as attorney is irrevocable and, subject to Section 5(c) hereof, coupled with an interest.

Section 5. Secured Party’s Rights and Remedies.

(a) So long as any Event of Default has occurred and be continuing (other than those that have expressly been waived in writing by the Secured Party), the Secured Party shall, subject to Section 5(c) hereof, have all of the following rights and remedies:

(i) The Secured Party may collect and receive all income and proceeds in respect of the Collateral and exercise all rights of the Debtor with respect thereto.

(ii) In any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code.

(b) So long as any Event of Default shall have occurred and be continuing, to the extent applicable, and subject to Section 5(c) hereof, the Secured Party shall be entitled to retain and to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral (other than attorneys’ fees and other legal expenses incurred by it in connection therewith, which shall be borne by Secured Party); and second, to the payment of the Obligations in such order of priority as the Secured Party shall determine. Any surplus remaining after such application shall be paid to the Debtor or to whomever may be legally entitled thereto, provided that in no event shall the Debtor be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall have been received in cash by the Secured Party.

(c) Notwithstanding anything to the contrary contained herein, if an Event of Default occurs and the Secured Party exercises its rights under this Security Agreement, neither the Secured Party nor any of its associates can acquire any legal or beneficial interest in the Collateral in full or part satisfaction of the Debtor’s obligations under this Security Agreement, or otherwise deal with the assets of the Debtor or its subsidiaries, without the Debtor first having complied with any applicable Listing Rules of the Australian Securities Exchange (the “ASX”), including ASX Listing Rule 10.1, other than as required by law or through a receiver, or receiver or manager (or analogous person) appointed by the Secured Party exercising its power of sale under this Security Agreement and selling the Collateral to an unrelated third party on arm’s length commercial terms and conditions and distributing the cash proceeds to the Secured Party or any of its associates in accordance with their legal entitlements.

Section 6. Waivers. The Debtor waives presentment, demand, notice, protest, notice of acceptance of this Security Agreement, notice of any loans made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Debtor under this Security Agreement or any other document evidencing the Obligations. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. Upon the occurrence of an Event of Default that remains continuing the Secured Party may, subject to Section 5(c) hereof, exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations. The Secured Party shall not be deemed to have waived any of its rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Secured Party. No

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delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Secured Party in the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

Section 7. Notices. Any notices required or permitted by the terms of this Security Agreement shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed to the respective notice address provided in the Note Purchase Agreement, or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given on the earliest of receipt, one business day following delivery by the sender to a recognized courier service, or three business days following mailing by registered or certified mail.

Section 8. Termination. Upon the payment and performance in full of all Obligations, this Agreement shall terminate and the Secured Party shall promptly, at the cost of the Debtor, execute and deliver to the Debtor such documents and instruments reasonably requested by the Debtor as shall be necessary to evidence termination of all security interests given by the Debtor to the Secured Party hereunder.

Section 9. General. This Agreement may not be amended or modified except by a written instrument signed by the Debtor and the Secured Party, nor may the Debtor assign any of its rights hereunder. Further, while the terms of any waiver granted by ASX in respect of this Agreement, the Promissory Note or the Note Purchase Agreement remains applicable to the Debtor, any variation to the terms of this Agreement which is not a minor change or which is inconsistent with the terms of any relevant waiver granted by ASX to the Debtor must be approved by the Debtor’s ordinary securityholders. Section headings are for convenience of reference only and are not a part of this Agreement. This Agreement shall be binding upon the Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party. The Secured Party may assign this Security Agreement (along with the Promissory Note and any applicable financing statement) in accordance with and subject to the terms of Section 9(b) of the Promissory Note.

Section 11. Governing Law. This Security Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said state applicable to contracts made and to be performed within said state.

Section 12. Counterparts. This Security Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Security Agreement. Delivery of an executed signature page hereof by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The next page is the signature page.]

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IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed as an instrument under seal as of the date first written above.

DEBTOR:

GI DYNAMICS, INC.

By:
Name:
Title:

SECURED PARTY:

CRYSTAL AMBER FUND LIMITED

By:
Name:
Title:

[Signature Page to Security Agreement]

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Execution Version

THIS SENIOR SECURED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

US$5,000,000	June 15, 2017
Boston, Massachusetts

FOR VALUE RECEIVED, GI DYNAMICS, INC., a Delaware corporation (“Payor”), hereby promises to pay to the order of CRYSTAL AMBER FUND LIMITED (the “Holder”), the principal sum of Five Million dollars (US$5,000,000) with interest on the outstanding principal amount at the rate of five percent (5%) per annum, compounded annually based on a 365-day year. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or, if permitted by the terms of the Note, converted pursuant to Section 2 below.

1. PAYMENT AND MATURITY

(a) Reference is hereby made to the Note Purchase Agreement (the “Purchase Agreement”) dated as of even date herewith between Payor and Holder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

(b) If this Senior Secured Convertible Promissory Note (this “Note”) has not already been paid in full or, if permitted by the terms of this Note, converted in accordance with the terms of Section 2(a), 2(b) or 2(c) below, the entire outstanding principal balance of this Note and all unpaid accrued interest thereon shall be due and payable on December 31, 2018 (the “Maturity Date”). All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. If any payments on this Note become due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Upon the occurrence and during the continuance of any Event of Default, the principal balance of this Note shall bear interest at the rate of eight percent (8%) per annum, including after the commencement of, and during the pendency of, any bankruptcy or other insolvency proceeding.

2. CONVERSION

(a) Automatic Conversion upon Qualified Financing. Subject to Section 2(d) hereof, if, at any time prior to December 31, 2018, Payor issues and sells shares of its common stock, par value $0.01 per share (the “Common Stock”) or CHESS Depositary Interests (with each CDI representing 1/50th of a share of Common Stock) (“CDIs”) to investors (the “Investors”) in a Qualified Financing (as defined herein) and this Note has not been paid in full, then the entire unpaid principal amount of this Note, together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”), shall automatically convert into CDIs at a conversion price (the “Conversion Price”) equal to the price per CDI of the CDIs issued and sold at such Qualified Financing (or, if only Common Stock is issued and sold in such Qualified Financing, a conversion price equal to the price per share of such Common Stock proportionately adjusted to reflect the ratio of CDIs to Common Stock in effect at the time of such Qualified Financing or, if another security of the Payor is issued and sold in such Qualified Financing, a conversion price equal to the price of such security proportionately adjusted to reflect the ratio of CDIs to such security in effect at the time of such Qualified Financing). “Qualified Financing” means a round of equity financing of Common Stock or CDIs in a single transaction or a series of

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related transactions involving the issuance of the Payor’s securities to one or more investors which raises gross proceeds to the Payor of at least $10,000,000 in the aggregate (excluding proceeds from this Note). Subject to Section 2(d) hereof, the number of CDIs to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the Outstanding Amount by (ii) the price per CDI rounded to the nearest whole CDI. Upon such conversion, the Holder will execute such agreements as may be entered into by purchasers of CDIs, shares of Common Stock or other securities, as applicable, in the Qualified Financing generally. For the avoidance of doubt, no Investor in such Qualified Financing shall receive rights or preferences that are more favorable than those provided to the Holder.

(b) Optional Conversion. Subject to Section 2(d) and Section 6(c) of this Note, the Holder shall have the option (the “Conversion Option”), but not the obligation, at any time after the date hereof and prior to December 31, 2018, exercisable upon written notice to the Payor, to (a) convert all (but not less than all) of the Outstanding Amount into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) the price per CDI equal to the volume weighted average bid closing price of the Payor’s CDIs on the Australian Securities Exchange (the “ASX”) for the five (5) trading days ending immediately prior to business day that the Payor’s receipt of the Holder’s written notice to convert (regardless if received during the trading hours or after) (such conversion price, the “CO Conversion Price”).

(c) Change of Control. Upon the consummation of a Change of Control (that is not the result of a Qualified Financing) prior to December 31, 2018 in which the Payor’s stockholders receive cash consideration, the Holder shall receive an amount in cash equal to all unpaid interest that has accrued to date hereunder and 110% of the entire unpaid principal amount of this Note in full satisfaction of all obligations under the Note. Upon the consummation of a Change of Control (that is not the result of a Qualified Financing) prior to December 31, 2018 in which the consideration received by the Payor’s stockholders consists of non-cash consideration, including, without limitation, securities, the Holder shall, subject to Section 2(d) hereof, have the Conversion Option set forth in Section 2(b) hereof. A “Change of Control” means any transaction or series of related transactions that could result in any of the following: (i) the sale of all or substantially all of the assets of the Payor to any person or related group of persons (other than the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Holder), (ii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Payor or the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Payor or the Holder) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Payor’s outstanding securities pursuant to a tender or exchange offer made directly to the Payor’s stockholders, (iii) a merger or consolidation of the Payor, other than for the purpose of re-domiciling the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50% percent) of the voting rights and equity interests in the surviving entity, (iv) a recapitalization, reorganization or other transaction involving the Payor that constitutes or results in a transfer of more than one-third of the equity interests in the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50%) of the voting rights and equity interests in the surviving entity or acquirer or (v) the execution by the Payor or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

(d) Stockholder Approval. Notwithstanding anything to the contrary contained herein or in the Note Purchase Agreement, in the event that the rules of the ASX (or any other exchange on which the CDIs or Common Stock is then traded) require the Payor to obtain stockholder approval to issue CDIs pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof, the Payor shall convene a meeting of stockholders to seek approval to issue those CDIs or Common Stock. If such approval is not obtained at such meeting, the Holder shall instead become entitled to receive an amount in cash equal to all unpaid (and unconverted) interest that has accrued to date hereunder and 110% of the entire unpaid (and unconverted) principal amount of this Note in full satisfaction of all obligations under the Note, and such amounts shall be due and payable upon the earlier of (i) the Maturity Date, or (ii) the date that is six months following the date of the stockholders’ meeting at which such approval is not obtained. For the avoidance of doubt, while the Payor is listed on the ASX and the rules of the ASX require the Payor to obtain stockholder approval to issue CDIs, no conversion may occur under this Note, and no CDIs or Common Stock may be issued pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof, unless and until the Payor has obtained stockholder approval pursuant to this Section 2(d).

(e) Fractional Shares. No fractional shares of Payor’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which Holder would otherwise be entitled, Payor will pay to Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted

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into such fractional share. Upon conversion of this Note pursuant to Section 2, Holder shall surrender this Note, duly endorsed, at the principal offices of Payor. At its expense, Payor will, as soon as practicable thereafter, issue and deliver to Holder, at Holder’s address set forth on the first page hereto or such other address requested by Holder, a certificate or certificates or holding statement (as applicable) for the number of shares of Common Stock or CDIs to which Holder is entitled upon such conversion, together with any other securities and property to which Holder is entitled upon such conversion under the terms of this Note, including a check payable to Holder for any cash amounts payable as a result of any fractional shares as described herein.

(f) Holder Representations and Warranties; Transfer and Assignment. The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or CDIs issuable to Holder are hereby made a part of this Note and incorporated herein by this reference.

(g) Restriction on Transfer. Notwithstanding any other provision of this Note, the Purchase Agreement or the Security Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth). Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Payor’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

3. DEFAULT; REMEDIES

(a) The occurrence of any Event of Default described in Section 5.1 of the Purchase Agreement shall be an Event of Default hereunder.

(b) Upon the occurrence and during the continuance of any Event of Default, all unpaid principal on this Note, accrued and unpaid interest thereon and all other amounts owing hereunder shall, at the option of the Holder, and, upon the occurrence of any Event of Default pursuant to Sections 5.1(b), (c) or (d) of the Purchase Agreement, automatically, be immediately due, payable and collectible by Holder pursuant to applicable law. Subject to Section 5(c) of the Security Agreement dated as of the date hereof between the Payor and the Holder (“Security Agreement”), the Holder shall have all rights and may exercise all remedies available to it under law, successively or concurrently.

(c) Upon the occurrence and during the continuance of any Event of Default, Payor shall pay, on demand, all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

4. PREPAYMENT. Payor may not prepay this Note prior to the Maturity Date without the consent of the Holder, except to the extent permitted pursuant to Section 2(c) and Section 2(d) hereof.

5. NON-TRANSFERABLE. The Holder may not sell or transfer this Note, or grant, issue or transfer interests in, or options over, this Note at any time within 12 months after the date hereof except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. FUNDAMENTAL TRANSACTIONS; CORPORATE EVENTS.

(a) Fundamental Transactions. If, at any time while this Note is outstanding, (i) the Payor effects any merger or consolidation of the Payor with or into another person pursuant to which the Common Stock is effectively converted and exchanged, (ii) the Payor effects any sale of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted and exchanged, (iii) any tender offer or exchange offer (whether by the Payor or another person) is completed pursuant to which at least a majority of the outstanding Common Stock is tendered and exchanged for other securities, cash or property or (iv) the Payor effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 5(a) above) (in any such case, a “Fundamental Transaction”), then prior to any subsequent conversion of this Note, and subject to the provisions of Section 2(c) hereof, the Holder shall be entitled to require the surviving entity to issue to the Investor an instrument identical to this Note (with an appropriate adjustment to the

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conversion price(s)) such that the Holder may receive stock (or a beneficial interest in stock) of the surviving company’s stock. Subject to the provisions of Section 2(c) hereof, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(b) Notice of Corporate Events. If the Payor (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any shares of the Payor or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Payor, then the Payor shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Payor will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Subsequent Equity Sales. Notwithstanding any provision of this Note to the contrary, in the event that the Company issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) at a price (the “AD Conversion Price”) per CDI (or equivalent number of shares of Common Stock) that is less than the Existing Conversion Price (or the equivalent for shares of Common Stock) in an equity financing other than a Qualified Financing, then the CO Conversion Price may be reduced as provided in this Section 6(c).

(i) For a period of time (the “Specified Expiration Period”) commencing on the date of the closing of the issuance of the Additional Securities and expiring on the date that is thirty (30) days after the date that Payor delivers a notice (such notice being an “Additional Securities Notice”) describing the material terms and conditions of such transaction (but in any event, not less than 30 days after the issuance of the Additional Securities), the CO Conversion Price shall be reduced so that during such period it will not be more than an amount (the “CO Maximum Amount”) equal to the following: Existing Conversion Price * (A+B) / (A+C).

(ii) For purposes of this Note, the following terms shall have the definitions ascribed thereto in this subsection:

(1) “A” shall mean the number of CDIs (plus the number of CDIs representing the issued and outstanding shares of Common Stock (with each CDI representing 1/50th of a share of Common Stock)), deemed to be outstanding immediately prior to the issuance of the Additional Securities (including all shares of outstanding Common Stock, all shares of outstanding preferred stock on an as-converted basis, and all outstanding options, warrants or similar instruments on an as-exercised or converted basis, including the CDIs or shares of Common Stock underlying this Note).

(2) “B” shall mean the aggregate cash consideration received by Payor at the closing of the issuance of Additional Securities (together with such additional cash amounts payable with respect to any exercise or conversion of Additional Securities for shares of Common Stock or CDIs if such amount is then less than the Existing Conversion Price) divided by the Existing Conversion Price.

(3) “C” shall mean the number of CDIs underlying the Additional Securities in such issuance, including for this purpose the number CDIs representing number of shares of Common Stock underlying such Additional Securities (with each CDI representing 1/50th of a share of Common Stock).

(4) “Existing Conversion Price” shall mean the CO Conversion Price in effect immediately prior to the issuance of the Additional Securities.

(5) “Pre Sale Pro Rata Percentage” shall mean a percentage equal to (x) the number of CDIs that are owned by the Holder (excluding the CDIs or shares of Common Stock underlying this Note) immediately prior to the issuance of the Additional Securities (the “Holder’s Existing Ownership”); (y) divided by A, which for purposes hereof excludes securities issuable upon conversion of the Note.

(6) “Post Sale CDIs” shall mean the number of CDIs outstanding determined on a fully diluted basis (including the CDIs or shares of Common Stock underlying this Note that become exercisable

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pursuant to clause (iv) below) and including for this purpose the number CDIs representing the number of shares of Common Stock underlying such Additional Securities (with each CDI representing 1/50th of a share of Common Stock).

(iii) The Payor agrees that it will provide each Additional Securities Notice to the Holder promptly after the issuance of Additional Securities, including a calculation in reasonable detail of the CO Maximum Amount.

(iv) The number of CDIs that the Holder may elect to have issued in accordance with Section 2(b) of this Note at the CO Conversion Price as reduced by this Section 6(c) shall not be more than the amount that, when combined with the Holder’s Existing Ownership, would result in the Holder’s ownership percentage of the Post Sale CDIs exceeding its Pre Sale Pro Rata Percentage.

7. WAIVER; PAYMENT OF FEES AND EXPENSES. Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law. No delay by Holder shall constitute a waiver, election or acquiescence by it.

8. CUMULATIVE REMEDIES. Holder’s rights and remedies under this Note, the Purchase Agreement and the Security Agreement shall be cumulative. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver of such Event of Default or the waiver of any other Event of Default.

9. OTHER INDEBTEDNESS. Without the prior written consent of the Holder, no Indebtedness of the Payor shall be senior in any respect to the Indebtedness represented by this Note. “Indebtedness” means obligations with respect to principal, accrued and unpaid interest, penalties, premiums and any other fees, expenses and breakage costs on and other payment obligations arising under any (a) indebtedness for borrowed money, (b) indebtedness issued in exchange for or in substitution for borrowed money, (c) obligations evidenced by any note, bond, debenture, guarantee or other debt security or similar instrument or contract for borrowed money and (d) guarantees of the types of obligations described in paragraphs (a) though (c) above which are presently due, or which are or may become due in the future.

10. MISCELLANEOUS

(a) Governing Law. The terms of this Note shall be construed in accordance with the laws of the State of New York, as applied to contracts entered into by New York residents within the State of New York, and to be performed entirely within the State of New York.

(b) Exclusive Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in the State of New York, County of New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; and (ii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

(c) Successors and Assigns; Assignment. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Payor may not assign this Note or delegate any of its obligations hereunder without the written consent of the Holder. Subject to Section 5 hereof, the Holder may assign this Note and its rights hereunder without the consent of the Payor, subject to compliance with Section 4 of the Purchase Agreement.

(d) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting the Note.

(e) Notices. All notices required or permitted hereunder by the Holder of this Note to Payor shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the principal offices of the Payor, to the attention of the Chief Executive Officer or the Chief Financial Officer, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with

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a nationally recognized overnight courier, specifying next day delivery. Any refusal of delivery of a notice by Payor shall be deemed to have been delivered.

(f) Amendment; Modification; Waiver. No term of this Note may be amended, modified or waived without the written consent of the Payor and Holder. Further, while the terms of any waiver granted by ASX in respect of this Note, the Purchase Agreement or the Security Agreement remains applicable to the Payor, any variation to the terms of this Note which is not a minor change or which is inconsistent with the terms of any relevant waiver granted by ASX to the Payor must be approved by the Payor’s ordinary securityholders.

(g) Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this CONVERTIBLE PROMISSORY NOTE as of the date first written above.

GI DYNAMICS, INC.

/s/ Scott Schorer
Name:	Scott Schorer
Title:	President & CEO

AGREED TO AND ACCEPTED:

CRYSTAL AMBER FUND LIMITED

/s/ Kevin Smith
Name:	Kevin Smith
Title:	Alternate Director Crystal Amber Asset Management (Guernsey) Limited as Investment Manager of Crystal Amber Fund Limited

SIGNATURE PAGE

Execution Version

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made as of June 15, 2017 by and between CRYSTAL AMBER FUND LIMITED (the “Secured Party”) and GI DYNAMICS, INC., a Delaware corporation (the “Debtor”).

RECITALS

A. Simultaneously with the execution of this Security Agreement, the Debtor has executed a Senior Secured Convertible Promissory Note in the principal amount of Five Million Dollars (US$5,000,000) payable to the Secured Party (the “Promissory Note”), which Promissory Note evidences the purchase price paid pursuant to that certain Note Purchase Agreement dated as of the date hereof among the Debtor and the Secured Party (the “Note Purchase Agreement”).

B. The Debtor and the Secured Party have agreed to execute and deliver this Security Agreement to secure the obligations of the Debtor under the Promissory Note.

NOW, THEREFORE, in consideration of the promises herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor hereby covenants and agrees as follows:

Section 1. Definitions. Unless otherwise noted herein, all capitalized terms used herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings assigned to them below. Except as otherwise defined, terms defined in the Uniform Commercial Code shall have the meanings set forth therein.

Collateral. Has the meaning set forth in Section 2 below.

Event of Default. The occurrence of an Event of Default as provided in Section 5.1 of the Note Purchase Agreement.

Excluded Property. With respect to Debtor, (a) any lease, license, contract or agreement to which Debtor is a party, and any of its rights or interests thereunder, if and to the extent that a security interest therein is prohibited by or in violation of (i) any applicable law, or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless in each case, such applicable law, term, provision or condition would be rendered ineffective with respect to the creation of such security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity), provided, however, that the foregoing shall cease to be treated as “Excluded Property” immediately at such time as the contractual or legal prohibition shall no longer be applicable, (b) any personal property for which the attachment or perfection of a Lien thereon is not governed by the Uniform Commercial Code, and (c) any “intent to use” trademark application for which a statement of use has not been filed (but only until such statement is filed), but only to the extent that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such “intent to use” trademark application.

Lien. With respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, claim, encumbrance, charge or security interest of any kind in, on or of such asset, or any arrangement to provide priority or preference or any filing of any financing statement under the Uniform Commercial Code or any other similar notice of Lien under any similar notice or recording statute of any governmental authority, including any easement, servitude, right-of-way or other encumbrance on title to real property, in each of the foregoing cases whether voluntary or imposed by law or regulation, and any agreement to give any of the foregoing

Obligations. The due and punctual payment of all amounts due under the Promissory Note, including, without limitation, principal and all interest payable thereon, at the interest rate provided in the Promissory Note, regardless of the extent allowed as a claim in any proceeding in respect of the bankruptcy, reorganization or insolvency of the Debtor.

Permitted Liens. Any of the following Liens: (a) Liens imposed by any government or governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Debtor in accordance with U.S. Generally Accepted Accounting Principles; (b) Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business, provided that such Liens (i) attach only to the securities (or proceeds) being purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale, and not any obligation in connection with margin financing; (c) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmens’, storage and repairmen’s Liens and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money); (d) Liens incurred or pledges or deposits made to secure obligations incurred in the ordinary course of business under workers’ compensation laws, unemployment insurance or other similar social security legislation (other than in respect of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended) or to secure public or statutory obligations; (e) Liens securing the performance of, or payment in respect of, bids, insurance premiums, deductibles or co-insured amounts, tenders, government or utility contracts (other than for the repayment of borrowed money), surety, stay, customs and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; (f) Liens arising out of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as such judgments or awards do not constitute an Event of Default under the Note Purchase Agreement; (g) customary rights of setoff and liens upon (i) deposits of cash in favor of banks or other depository institutions in which such cash is maintained in the ordinary course of business, (ii) cash and financial assets held in securities accounts in favor of banks and other financial institutions with which such accounts are maintained in the ordinary course of business and (iii) assets held by a custodian in favor of such custodian in the ordinary course of business securing payment of fees, indemnities and other similar obligations; and (h) Liens arising solely from precautionary filings of financing statements under the Uniform Commercial Code of the applicable jurisdictions in respect of operating leases entered into by the Debtor or any of its subsidiaries in the ordinary course of business.

Uniform Commercial Code. The Uniform Commercial Code as in effect in the state of Delaware.

Section 2. Security Interest.

(a) As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Debtor hereby grants and otherwise pledges to the Secured Party a continuing security interest in all of the Debtor’s right, title and interest in, to and under all of its accounts, chattel paper, contracts, contract rights, deposit accounts, documents, equipment, general intangibles, instruments, inventory, investment property, software, commercial tort claims, cash or cash equivalents, Intellectual Property (as such term is defined in the Note Purchase Agreement) and all other goods and personal property, whether tangible or intangible and whether or not delivered, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, and including any proceeds from the sale or disposition thereof, the “Collateral”) but excluding any Excluded Property.

(b) This Security Agreement shall create a continuing security interest in the Collateral that shall remain in effect until terminated in accordance with Section 8 hereof.

Section 3. Representations, Warranties and Covenants. The Debtor hereby (a) makes the following representations and warranties and (b) agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Security Agreement is in effect:

3.1 Name; Address; Changes. The name of the Debtor set forth in the Preamble to this Security Agreement is the true and correct legal name of the Debtor and the address of the Debtor set forth in Section 7.5 to the Note Purchase Agreement is the Debtor’s principal address. The Debtor will not change its principal address to a different jurisdiction without providing prior written notice to the Secured Party.

3.2 Financing Statement. The Debtor authorizes the Secured Party to file any financing statement under the Uniform Commercial Code consistent with this Agreement without the signature of the Debtor.

3.3. Title; No Other Liens. The Debtor is the record and beneficial owner of the Collateral and has rights in or the power to transfer each item of Collateral in which a Lien is granted by the Debtor hereunder, free and clear of any other Lien other than Permitted Liens; and Debtor will not permit any Lien on any of the Collateral that is pari passu or senior in right to security interest granted to the Secured Party under this Agreement other than Permitted Liens; and Debtor will not permit any Lien on any of the Excluded Property other than Permitted Liens.

3.4 Power and Authority. Subject to Section 5(c) hereof, the Debtor has the power and authority to pledge, and grant a security interest in, the Collateral pledged by the Debtor hereunder in the manner contemplated hereby.

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3.5 Consents; Conflict. Other than consents that have been obtained, the Debtor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other person or entity in connection with, or as a condition to, the execution, delivery or performance of this Agreement. The Debtor’s execution, delivery and performance of this Agreement will not (a) result in the material breach of, or material conflict with, or result in the acceleration of, any obligation under any agreement or other instrument to which the Debtor or any of its assets may be subject or (b) violate any order, judgment or decree to which the Debtor or any of its assets is subject.

3.6 Perfection and Priority. The pledge effected hereby by the Debtor is effective to vest in the Secured Party a valid and continuing first priority, perfected Lien on and security interest in the Collateral pledged by the Debtor upon completion of the filing of a financing statement under the Uniform Commercial Code to the extent that perfection can be accomplished by the filing of a financing statement. The security interest granted herein shall be prior to any and all other Liens on the Collateral.

3.7 Generally. The Debtor shall (a) continue to be the direct owner, beneficially and of record, of the Collateral; (b) except for the security interest created by this Agreement, not create or suffer to exist any Lien (other than Permitted Liens) upon or with respect to any Collateral; (c) not use or permit any Collateral to be used in violation of any provision of this Agreement or any applicable law, rule, regulation or order, (d) other than in the ordinary course of business, not sell, transfer or assign (by operation of law or otherwise) any of the Collateral, and (e) subject to Section 5(c) hereof, not enter into any agreement or undertaking restricting the right or ability of the Debtor or the Secured Party to sell, assign or transfer any Collateral other than this Agreement or any of the other Loan Documents (as defined in the Note Purchase Agreement).

3.8 Perfected Security Interest; Further Documentation.

(a) The Debtor shall maintain the security interest created by this Agreement as a continuing first priority, perfected security interest and shall not take, or refrain from taking, any action which could reasonably be expected to impair the Secured Party’s (i) continuing first priority, perfected security interest in any of the Collateral or (ii) ability to exercise and enforce its rights and remedies under this Agreement with respect to any of the Collateral.

(b) At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Debtor, the Debtor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take any and all additional actions as the Secured Party may in good faith reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted including, without limitation, the filing of any financing or continuation statement under the Uniform Commercial Code (or other similar laws).

3.9 Changes in Name; Status; Structure; Location Etc. Except upon at least thirty (30) days prior written notice to the Secured Party and delivery to the Secured Party of all additional financing statements and other documents requested by the Secured Party to maintain the validity, perfection and priority of the security interests granted by the Debtor herein, the Debtor shall not (a) change the location of its resident address or (b) change its name or identity.

Section 4. General Authority. To the extent permitted by applicable law, and subject at all times to Section 5(c) hereof, the Debtor hereby appoints the Secured Party as the Debtor’s lawful attorney in fact, with full power of substitution, in the name of the Debtor, the Secured Party, or otherwise, for the sole use and benefit of the Secured Party, but at the Debtor’s expense, to exercise, all or any of the following powers with respect to all or any of the Collateral during the occurrence of any Event of Default that remains continuing (which power shall be in addition and supplemental to any powers, rights and remedies of the Secured Party described herein or otherwise available to the Secured Party under applicable law):

(a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due;

(b) to receive, take, endorse, assign and deliver all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party;

(c) to settle, compromise, initiate, prosecute or defend any action or proceeding with respect thereto;

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(d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or any related goods securing the Collateral, as fully and effectually as if the Secured Party were the absolute owner thereof;

(e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

(f) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon.

Such appointment as attorney is irrevocable and, subject to Section 5(c) hereof, coupled with an interest.

Section 5. Secured Party’s Rights and Remedies.

(a) So long as any Event of Default has occurred and be continuing (other than those that have expressly been waived in writing by the Secured Party), the Secured Party shall, subject to Section 5(c) hereof, have all of the following rights and remedies:

(i) The Secured Party may collect and receive all income and proceeds in respect of the Collateral and exercise all rights of the Debtor with respect thereto.

(ii) In any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code.

(b) So long as any Event of Default shall have occurred and be continuing, to the extent applicable, and subject to Section 5(c) hereof, the Secured Party shall be entitled to retain and to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral (other than attorneys’ fees and other legal expenses incurred by it in connection therewith, which shall be borne by Secured Party); and second, to the payment of the Obligations in such order of priority as the Secured Party shall determine. Any surplus remaining after such application shall be paid to the Debtor or to whomever may be legally entitled thereto, provided that in no event shall the Debtor be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall have been received in cash by the Secured Party.

(c) Notwithstanding anything to the contrary contained herein, if an Event of Default occurs and the Secured Party exercises its rights under this Security Agreement, neither the Secured Party nor any of its associates can acquire any legal or beneficial interest in the Collateral in full or part satisfaction of the Debtor’s obligations under this Security Agreement, or otherwise deal with the assets of the Debtor or its subsidiaries, without the Debtor first having complied with any applicable Listing Rules of the Australian Securities Exchange (the “ASX”), including ASX Listing Rule 10.1, other than as required by law or through a receiver, or receiver or manager (or analogous person) appointed by the Secured Party exercising its power of sale under this Security Agreement and selling the Collateral to an unrelated third party on arm’s length commercial terms and conditions and distributing the cash proceeds to the Secured Party or any of its associates in accordance with their legal entitlements.

Section 6. Waivers. The Debtor waives presentment, demand, notice, protest, notice of acceptance of this Security Agreement, notice of any loans made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Debtor under this Security Agreement or any other document evidencing the Obligations. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. Upon the occurrence of an Event of Default that remains continuing the Secured Party may, subject to Section 5(c) hereof, exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations. The Secured Party shall not be deemed to have waived any of its rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future

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occasion. All rights and remedies of the Secured Party in the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

Section 7. Notices. Any notices required or permitted by the terms of this Security Agreement shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed to the respective notice address provided in the Note Purchase Agreement, or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given on the earliest of receipt, one business day following delivery by the sender to a recognized courier service, or three business days following mailing by registered or certified mail.

Section 8. Termination. Upon the payment and performance in full of all Obligations, this Agreement shall terminate and the Secured Party shall promptly, at the cost of the Debtor, execute and deliver to the Debtor such documents and instruments reasonably requested by the Debtor as shall be necessary to evidence termination of all security interests given by the Debtor to the Secured Party hereunder.

Section 9. General. This Agreement may not be amended or modified except by a written instrument signed by the Debtor and the Secured Party, nor may the Debtor assign any of its rights hereunder. Further, while the terms of any waiver granted by ASX in respect of this Agreement, the Promissory Note or the Note Purchase Agreement remains applicable to the Debtor, any variation to the terms of this Agreement which is not a minor change or which is inconsistent with the terms of any relevant waiver granted by ASX to the Debtor must be approved by the Debtor’s ordinary securityholders. Section headings are for convenience of reference only and are not a part of this Agreement. This Agreement shall be binding upon the Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party. The Secured Party may assign this Security Agreement (along with the Promissory Note and any applicable financing statement) in accordance with and subject to the terms of Section 9(b) of the Promissory Note.

Section 11. Governing Law. This Security Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said state applicable to contracts made and to be performed within said state.

Section 12. Counterparts. This Security Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Security Agreement. Delivery of an executed signature page hereof by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The next page is the signature page.]

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IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed as an instrument under seal as of the date first written above.

DEBTOR:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	President & CEO

SECURED PARTY:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Kevin Smith
Name:	Kevin Smith
Title:	Alternate Director
Crystal Amber Asset Management (Guernsey) Limited as Investment Manager of Crystal Amber Fund Limited

[Signature Page to Security Agreement]

Annex D

Annexure D—Summary of the 2017 Convertible Note Terms

The key terms of the 2017 Convertible Note are as follows:

a.	Borrower / Issuer: GI Dynamics, Inc. (GID)

b.	Lender / Holder: Crystal Amber Fund Limited

c.	Principal Amount / Face Value: US $5,000,000

d.	Interest: 5% per annum, compounded annually (increasing to 8% per annum in the event of default)

e.	Conversion: Subject to the receipt of shareholder approval (for the purposes of, among others, ASX Listing Rule 10.11), the Principal Amount is convertible into CHESS Depositary Interests (CDIs) (i) at the option of the Lender (based on a 5-day VWAP) or (ii) automatically on the occurrence of a “qualified financing” (essentially a further equity raising of at least US $10 million). In the event that the Borrower issues additional CDIs in a subsequent equity raising at a price per CDI that is less than the then-effective optional conversion price (based on a 5-day VWAP), the Lender has a 30-day option to convert (if the abovementioned shareholder approval of the right of conversion has been/is obtained) at an adjusted conversion price reflecting, on a weighted average basis, the lower price per CDI. The number of CDIs that the Lender may acquire upon conversion of the loan at this adjusted conversion price is limited to the number that maintains the Lender’s fully-diluted ownership percentage of GI Dynamics at the same level as existed immediately preceding the applicable subsequent equity raising. If shareholder approval of the right of conversion is not obtained the loan will not be convertible into CDIs

f.	Security: All of the Borrower’s right, title and interest in, to and under all of GID’s assets. However, until approval from stockholders for the purposes of ASX Listing Rule 10.1 is obtained, the security provisions include a term that if an event of default occurs, and the Lender exercises its right to enforce the security, neither the Lender or any of its subsidiaries may otherwise deal with the assets of GID or its subsidiaries, other than as required by law or through a receiver, or manager (or analogous person) appointed by the Lender exercising their power of sale under the Security and selling the assets to an unrelated third party on arm’s length commercial terms and conditions and distributing the cash proceeds to the Lender or any of its associates

g.	Maturity / Repayment: 31 December 2018 or if shareholder approval in relation to the right of conversion (referred to in paragraph (e) above) is not obtained then the earlier of 31 December 2018 and the date 6 months after the date on which shareholder approval of the right of conversion is not obtained. If shareholder approval is not obtained, the Lender is entitled to receive 110% of the unpaid principal plus unpaid interest (by way of repayment)

h.	Change of Control of GID: Where GID shareholders receive cash consideration on completion of a change of control transaction, the Lender is entitled to receive 110% of the unpaid principal plus unpaid interest. Where GID shareholders receive scrip consideration on completion of a change of control transaction, the Lender is entitled (subject to the shareholder approval referred to in paragraph (e) above being obtained) to exercise the conversion option (relevant to paragraph (e) above)

i.	Prepayments: Not permitted without the Lender’s consent

j.	Transferability / Assignability: The convertible note is not transferrable / assignable within 12 months after its issue, except as permitted by the Corporations Act 2001 (Cth)

k.	Transfer of CDIs issued on conversion: Any CDIs issued on a conversion are not transferrable within 12 months after their issue (and the CDIs will be subject to a holding lock), except as permitted by the Corporations Act 2001 (Cth)

l.	Events of Default: On the occurrence of an event of default, all unpaid principal plus unpaid interest generally becomes immediately due and payable

m.	Use of Funds: General corporate purposes